UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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Philip Morris International, Inc
(Name of registrant as specified in its charter)

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2022	Annual Meeting of Shareholders and Proxy Statement
Wednesday, May 4, 2022

ANDRÉ CALANTZOPOULOS EXECUTIVE CHAIRMAN OF THE BOARD JACEK OLCZAK DIRECTOR AND CHIEF EXECUTIVE OFFICER
DEAR FELLOW
SHAREHOLDER:
You are cordially invited to join us at the 2022 Annual Meeting of Shareholders of Philip Morris International Inc. (“PMI” or the “Company”) to be held on Wednesday, May 4, 2022, at 9:00 a.m. Eastern Daylight Time (“EDT”). As such, we are pleased to once again host a virtual meeting this year. Meaningful shareholder engagement is important to us, and our 2021 Virtual Annual Meeting of Shareholders, conducted solely online through a live webcast, significantly improved shareholder attendance and participation. We believe that this year, this format will again facilitate participation of our shareholders worldwide, regardless of their resources, size or physical location, while saving us and our shareholders time and travel expenses, and, importantly, reducing our environmental impact.
2 0 2 1  Y E A R  I N  R E V I E W
PMI delivered excellent business performance in 2021, driven by the continued, consistent and increasingly profitable growth of IQOS, recovering volumes and share in combustibles, and significant cost efficiencies. This was achieved despite the lingering headwinds of the COVID-19 pandemic and a shortage of IQOS device components due to global supply-chain disruptions.
We achieved important milestones in our business transformation, notably including the launch of IQOS ILUMA, the surpassing of 20 million IQOS users, and meaningful first steps in building our capabilities for future growth in wellness and healthcare. We also made significant progress towards achieving the goals of our 2025 Sustainability Roadmap, which we will share in our upcoming 2021 Integrated Report.
These achievements would not have been possible without the invaluable efforts of the entire PMI organization, and we salute our nearly 70,000 employees across the globe who delivered again in a very challenging environment.
2021 brought continued challenges for the world and PMI. We responded well to these challenges by demonstrating solidarity, agility, resilience and learning ability. Our people spared no effort to deliver excellent business results despite the ongoing volatility in the operating environment.
L O O K I N G  T O  T H E  F U T U R E
This is an exciting time for PMI. We continue to see significant opportunity in our business transformation away from combustible tobacco products, through our leadership in smoke-free products, as well as our expansion into promising opportunities in wellness and healthcare. Propelled by science, innovation, and ambition, we are well- positioned to accelerate our journey towards a smoke-free future.

Your vote is important. We encourage you to sign and return your proxy card, or use telephone or Internet voting prior to the meeting, so that your shares of common stock will be represented and voted at the meeting even if you do not attend.
Sincerely, André Calantzopoulos	Sincerely, Jacek Olczak

Notice of 2022 Virtual Annual Meeting of Shareholders

Meeting Date & Time
May 4, 2022, 9:00 a.m. EDT
Record Date
Each shareholder of record as of close of business on March 11, 2022 is entitled to one vote for each share of common stock held. As of the record date, there were 1,550,082,073 shares of common stock issued and outstanding.
Voting Deadline
Proxies submitted by telephone or Internet must be received by 11:59 p.m. EDT, on May 3, 2022.
Date of Mailing
On or about March 24, 2022
2021 Annual Report
A copy of our 2021 Annual Report
is enclosed.

There is no physical location for the shareholders to attend the 2022 Annual Shareholder Meeting. Shareholders may instead participate online at www.virtualshareholdermeeting.com/PMI2022. To participate, you will need to enter the 16-digit control number included on your proxy card, notice of Internet availability of proxy materials, or on the voting instruction form accompanying your proxy materials.

Meeting Agenda		Recommendation
1.	To elect the fourteen directors named in this proxy Statement to our Board of Directors.		FOR each director nominee
2.	To vote on an advisory resolution approving executive compensation.		FOR
3.	To approve the Philip Morris International Inc. 2022 Performance Incentive Plan.		FOR
4.	To ratify the selection of PricewaterhouseCoopers SA as independent auditors for the Company for the fiscal year ending December 31, 2022.		FOR
5.	To vote on a shareholder proposal to phase out all production of PMI’s health-hazardous and addictive products by 2025, if properly presented at the meeting.		AGAINST
6.	To transact other business properly coming before the meeting.
Your vote is important. We urge each shareholder to promptly sign and return the enclosed proxy card or to use telephone or internet voting. See the questions and answer section for information about voting by telephone or Internet, how to revoke a proxy, and how to vote your shares of common stock. If you plan to participate in the 2022 Virtual Annual Meeting of Shareholders, please follow the instructions set forth on page 81 in response to question 4.
By Internet	By Phone	By Mail	At the Meeting
Visit proxyvote.com with your proxy card in hand and follow the instructions to obtain your records and create an electronic voting instruction form.	Call 1-800-690-6903 with your proxy card in hand and follow the instructions to cast your vote.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	During the meeting, visit virtualshareholder meeting.com/PMI2022 with your 16-digit control number found on your proxy card or other proxy materials.
Darlene Quashie Henry Vice President, Associate General Counsel and Corporate Secretary March 24, 2022

Letter from the Board of Directors
DEAR FELLOW SHAREHOLDER:
While Philip Morris International Inc. (“PMI” or the “Company”) is widely known as a cigarette company, in 2016 it announced its new purpose: to deliver a smoke-free future by focusing its resources on developing, scientifically substantiating, and responsibly commercializing smoke-free products that are less harmful than smoking, with the aim of completely replacing cigarettes as soon as possible. These innovative alternative products do not burn tobacco or create smoke, and therefore emit significantly lower levels of carcinogens and other toxic substances than cigarettes.
Building on the Board’s Letter to Shareholders and the Statement of Purpose in PMI’s 2017 and 2020 Proxy Statements respectively, we reaffirm PMI’s purpose and acknowledge that, as the Company continues to transform its business and organization, its core effort to provide smoke-free alternatives that appeal to today’s adult smokers — and to work hard to convince them to switch — will not be enough. The Company needs to continue earning the trust and active cooperation of a host of stakeholders, from supply chain partners to regulators and public health authorities.
A smoke-free future is attainable, and the benefits it can bring to the people who would otherwise continue to smoke, and hence to global public health, are enormous. However, the Company cannot succeed alone. Together with governments and civil society, we can maximize this opportunity by achieving a consensus that smoke-free alternatives, when subject to proper government oversight and regulation, are part of a sound tobacco policy.
Smoking causes serious disease, and the best way to avoid the harms of smoking is never to start or, for those who smoke, to quit. For decades, tobacco control has focused on strict fiscal, marketing, and other measures to deter initiation and to encourage cessation. These must be continued. Nevertheless, while smoking prevalence rates continue to slowly decline, the World Health Organization projects that, due to population growth, the estimated number of 1.1 billion people who smoke tobacco products today will remain largely unchanged by 2025.
Nicotine, while addictive and not risk-free, is not the primary cause of smoking-related disease. The primary cause is the harmful chemicals emitted while burning tobacco and contained in the smoke. Eliminating combustion from nicotine-containing products is the way to significantly reduce their toxicity. Thanks to rapid advances in science and technology, and a strong PMI commitment, these products are now a reality.
In 2016, with the full support of the Board of Directors, the Company announced its new purpose of delivering a smoke-free future. Since then, the Company has fully aligned its employees with this purpose and swiftly shifted its organizational focus and resources to smoke-free alternatives. The Company is essentially disrupting its traditional business from the inside out and is leading the industry in this unprecedented transformation.
PMI’s smoke-free product portfolio currently includes heat-not-burn products, nicotine-containing vapor products, and oral nicotine products, all without combustion. Their development and manufacturing follow high standards of quality and consistency.
The Company is committed to scientifically substantiating the harm reduction potential of its smoke-free alternatives compared to cigarette smoking, including through rigorous preclinical and clinical assessments and sophisticated systems toxicology. Our scientific findings are publicly available and peer-reviewed, and we have submitted many of our findings to regulatory authorities, including the U.S. Food and Drug Administration. The totality of the scientific evidence makes the Company confident that switching completely to smoke-free products is likely to present less risk of harm than continuing to smoke. Post-market surveillance is necessary to continue building this confidence and, over time, quantify the reduction in morbidity and mortality through epidemiology.
To be clear, these smoke-free alternatives are not risk-free and should not be used by youth or adults who would not otherwise continue to smoke or use other nicotine products. The Company must market its smoke-free alternatives responsibly to minimize any unintended use while maximizing the switching of adult smokers who would otherwise continue smoking.
While cigarette sales today remain the largest part of PMI’s business in most countries, this is changing rapidly. The Company is actively accelerating the decline of cigarette smoking beyond what traditional tobacco control measures can achieve alone. To make its progress both measurable and verifiable, the Company developed a set of bespoke key performance indicators called Business Transformation Metrics. This set of metrics and related goals, which PMI reports on periodically, allow stakeholders to assess both the pace and the scale of its transformation and showcase how it is allocating resources away from its traditional cigarette business, aiming to base success on a future where it no longer makes or sells cigarettes.

Although the Company’s transformation journey started with a vision centered on the critical mission of phasing out cigarettes, this is not its sole or ultimate end goal. Researching and developing noncombustible alternatives that are scientifically substantiated to be less harmful than cigarettes is the first step. Broadening access for adult smokers while simultaneously and deliberately working to phase out cigarette smoking completed the equation of its smoke-free purpose. In the process, the Company has expanded its social, human, intellectual, and manufactured capital in ways that allow it to go a step further, moving from a value proposition centered on doing less harm toward one where it can seek to have a net positive impact on society.
PMI is now actively working to expand its purpose and evolve into a broader lifestyle, consumer wellness and healthcare company, extending its value proposition and innovative capability to commercialize products that go beyond tobacco and nicotine. This is built on two key growth areas: (1) wellness products, where the Company is developing and looking to commercialize scientifically substantiated consumer health products and solutions with the aim to improve people’s lives (2) healthcare products, where it has already committed resources to its development pipeline of over-the-counter and prescription products.
This is part of a larger transformation that puts science, technology, and sustainability at the heart of PMI’s future by building on the Company’s expertise and investment in aerosol chemistry and physics, device technology, clinical research, and best-in-class preclinical safety and inhalation models.
PMI’s key stakeholder constituencies, which are fundamental to both the achieving of its purpose and to the pace of its progress, will be affected in different ways by PMI’s transformation. The Company will continue to engage and collaborate with relevant stakeholders to speed the transformation while mitigating negative consequences.
Consumers
Adult smokers and adult nicotine users are at the core of PMI’s business transformation. The public health benefit of smoke-free products depends not only on their potential to reduce the risk of smoking-related disease compared to continued smoking but also on how many adult smokers use smoke-free products as alternatives to cigarettes by as many adult smokers as possible. For smokers to switch to them, these alternatives must be accessible. Increasing accessibility means improving consumer awareness, acceptability, as well as the availability and affordability of our smoke-free products. Acceptability means delivering experiences that satisfy the needs of adult smokers while significantly reducing the exposure to the harmful and potentially harmful constituents of cigarette smoke. It is vital that we engage with adult smokers to raise awareness of smoke-free products and their benefits compared with cigarettes.
While PMI will continue to responsibly sell cigarettes as long as there is a significant legitimate demand, it will leverage its leading position to accelerate switching to better alternatives, continuing to focus its commercial efforts toward raising awareness of, and informing adult smokers in appropriate ways about, scientifically substantiated smoke-free products and the benefits of switching versus continued smoking. The Company carefully monitors the results of its marketing to minimize any unintended use of its smoke-free products by nonsmokers, especially youth.
In addition, PMI’s new businesses will leverage its know-how and capabilities in areas such as inhalation and aerosolization to create better products to target unmet medical and consumer needs and deliver a better experience and enhanced products for consumers and patients.
Employees
PMI’s ability to accomplish its purpose depends on the skills, dedication, and relentless efforts of its employees. The Company’s focus on a smoke-free future and long-term opportunities in wellness and healthcare has enhanced its ability to attract the new talent needed to support its transformation. The Company compensates its employees fairly and provides important benefits. It supports them with enriching job experiences, training, and education to help them develop new skills and maximize their employability in a rapidly changing world. The Company treats employees with respect, dignity, care, and fairness. It fosters diversity, inclusion, equal opportunity, and equal salary policies to ensure PMI’s workforce reflects modern society.
Regulators
Regulators can decisively accelerate the industry’s transformation toward, and the speed at which adult smokers switch to, smoke-free products by implementing risk-proportionate regulations and taxation for all nicotine-containing products and by providing smokers with accurate information. PMI is committed to engaging transparently with regulators, sharing its scientific research and post-market data. The Company is ready to support an industry-wide gradual phaseout of cigarettes as soon as a majority of smokers in a country have switched to scientifically substantiated smoke-free products. PMI believes that with the right regulatory encouragement and support from civil society, cigarette sales can end within 10 to 15 years in many countries.
Public Health Community
The public health community is, unfortunately, polarized on the issue of smoke-free products. Without question, their work to discourage youth and nonsmokers from starting to use any tobacco or nicotine product and to encourage cessation should continue. At the same time, when better alternatives to cigarettes exist, the discussion should not be whether they should be made available to the more than one billion people who smoke today, but how fast and within what regulatory framework to maximize their adoption while minimizing unintended use. The Company is urging this important stakeholder group to seize the immense opportunity that smoke-free products present for advancing public health within the current generation of smokers. PMI asks the public health community to scrutinize its smoke-free products, to provide feedback for improvement, and to be open to considering that PMI’s purpose aligns with the societal goal to change the health trajectories of the people who smoke.
Supply Chain
People working in the Company’s supply chain around the world, including tobacco farmers, rely on PMI for a substantial portion of their income. PMI deals fairly and ethically with its suppliers and is dedicated to acting as a good partner to other companies, large and small, that help us meet PMI’s mission. PMI recognizes that smoke-free products differ from cigarettes and entail change for some of its supply chain partners, and PMI is ready to help them in this transition.
Civil Society
Continued engagement and partnerships with civil society remain essential to the Company’s success. PMI respects the many communities and the environment around the world where it operates. PMI works hard to protect the environment through sustainable practices across its businesses, and to both address and prevent future social and environmental challenges, including reducing post-consumer waste (focusing on eco-design and circularity), tackling climate change, preserving nature, improving the quality of life of people in our supply chain, and fostering an empowered and inclusive workplace. The scope, metrics, and progress of these practices are outlined in PMI’s annual Integrated Report, published on PMI’s website.
Shareholders
The Company is confident in the core business growth prospects of smoke-free products and the significant additional long-term opportunity from innovating in wellness and healthcare. It is leading the new, highly promising category of smoke-free products and leveraging its unique capabilities to capture further areas of growth. PMI is dedicated to ensuring its shareholders continue to receive strong and sustainable financial returns over time. We are aware of the growing tendency among some investors toward exclusion and negative screening but do not believe these Strategics effectively drive positive change, especially with regard to convincing people who smoke to quit smoking or improve their lives. On the contrary, by investing in PMI and holding the Company accountable to its purpose and targets, investors can combine positive societal impact with long-term financial returns. The Company welcomes suggestions, pressure, and support through engagement with both current and potential investors.
The Company understands the need to continue to build legitimacy and trust by being honest, respectful, fair, and transparent and by aligning actions with words across all areas of its business. To assess the impact of PMI’s current and future value chains on society and the environment, the Company regularly conducts sustainability materiality analyses and measures and reports its performance through financial, environmental, and social metrics that are key to a sustainable corporate strategy.
It is management’s responsibility to ensure that the Company’s purpose is achieved through the appropriate structures, systems, processes, and people. The Board oversees management’s efforts to enhance shareholder value responsibly and sustainably over the long term in ways that are consistent with the Company’s purpose. Transparency and engagement between the Board and management are paramount, and we are all working toward PMI’s successful transformation.
To better align with shareholder and other stakeholder interests in achieving its purpose, the introduction of the Sustainability Index has allowed the Compensation and Leadership Development Committee of the Board to enhance the Company’s compensation practices, explicitly linking it to ESG performance and further ensuring a strong link between executive compensation and both short- and long-term performance.

In conclusion, PMI remains committed to accelerating the end of smoking and laying the foundations of a strong business in areas of wellness and healthcare as we strive to develop commercially successful products that have a net positive impact on society. This means not only transforming the Company to deliver on its purpose but also inspiring the industry to follow its lead.
Jacek Olczak	Michel Combes	Lisa A. Hook
André Calantzopoulos	Dr. Juan José Daboub	Jun Makihara
Bonin Bough	Werner Geissler	Kalpana Morparia
Lucio A. Noto	Frederik Paulsen	Robert B. Polet
Dessislava (“Dessi”) Temperley	Shlomo Yanai

P M I 2 0 2 2 P r o x y S t a t e m e n t	1

P R O X Y S U M M A R Y
PROXY SUMMARY
This proxy statement contains proposals to be voted on at our Annual Meeting and other information about our Company and our corporate governance practices. Below is a brief summary of certain information contained in this proxy statement. The summary does not contain all of the information you should consider. Please read the entire proxy statement carefully before voting.
Who We Are

PMI at a Glance
Philip Morris International (“PMI”), one of the world’s leading international tobacco companies, is working to deliver a smoke-free future and evolving its portfolio for the long-term to include products outside of the tobacco and nicotine sector. PMI’s principal executive offices are located at 120 Park Avenue, New York, New York 10017-5579 and it is listed on the New York Stock Exchange (NYSE: PM).
(a) Reflects PMI Reduced-risk product and Other net revenues of $9.2 billion as a percentage of PMI total adjusted net revenues of $31.7 billion (See Exhibit C regarding non-GAAP financial measures)

2021 Annual Performance Targets and Results
PMI met or out-performed all but one of the annual performance-based targets pre-established by the Compensation and Leadership Development Committee (“Committee”) for annual cash incentive compensation awards. Against an overall target of 100, the Committee certified a performance rating of 120. See below for achievements against individual performance targets and their relative weights. More information is available on pages 44-46.
Growth Measure(a)	Target	Achieved Result	Weight	Performance Rating
Share of Top 30 OI Markets(b)	16	14	15%	90
Smoke-Free (“HTU”) Shipment Volume	93.0-96.0	95.0	20%	100
Adjusted Net Revenues(c)	4.4-5.2%	7.6%	15%	142
Adjusted OI(c)	8.5-10.0%	13.0%	15%	136
Operating Cash Flow	4.5%	13.8%	20%	150
Strategic Priorities and Enablers	100	115%	15%	115

(a)
See Exhibit C for a reconciliation of non-GAAP to the most directly comparable U.S. GAAP financial numbers

(b)
Number of top 30 OI markets (reflecting the deconsolidation of RBH) in which total share of heated tobacco units and cigarettes was growing or stable

(c)
Organic growth

2	D e l i v e r i n g a S m o k e - F r e e F u t u r e

P R O X Y S U M M A R Y
Investor Outreach
Throughout the year, the Company engages in an extensive shareholder outreach program during which it seeks input on a range of matters, including business performance, executive compensation, as well as environmental, social and governance (“ESG”) programs.

Who we engaged	How we engaged	What we learned
While the COVID-19 pandemic continued to impact our investor engagement schedule, in 2021, we met with
43 of our top 100
institutional investors, either in person or virtually, representing
64%
of our available global shareholder base (which excludes index and pension funds that typically do not meet with management).

In addition to these regular Investor Relations engagements, we invited
90 of our largest shareholders (including their governance and ESG decision makers), holding approximately 60% of our outstanding shares to participate in individual conference calls.

•
Engagements provided us with a better understanding of our shareholders’ priorities, perspectives and positions.

•
The substance of these engagements was reported to our Compensation and Leadership Development Committee, our Nominating and Corporate Governance Committee, and our entire Board of Directors.

In 2021, the Company also commissioned an investor perception study to understand the attitudes of our key sell-side and buy-side analysts toward the Company so that we can better address investor expectations in future communications. Those surveyed have expressed confidence in the overall effectiveness of our smoke-free strategy, including the earnings growth potential, the deployment of capital and the sustainability of our business. The results of this survey were presented to our senior management and to our Board of Directors.

P M I 2 0 2 2 P r o x y S t a t e m e n t	3

P R O X Y S U M M A R Y
Human Capital

Our Workforce	Our Internal Transformation	Inclusion & Diversity	Response to COVID-19
133 Nationalities At December 31, 2021, we employed approximately 69,600 people worldwide of 133 different nationalities, including full-time, temporary and part-time staff.	Smoke-Free Future To be successful, we must continue transforming our culture and ways of working, align our talent with our business needs and innovate to become a truly consumer-centric business.	Chief Diversity Officer As part of our commitment to workplace diversity in 2020, our Board appointed a Chief Diversity Officer.	Adaptability We have focused on business continuity, health and safety of our employees, and have rapidly adapted our ways of working to a new environment.
Global Company
We are subject to numerous different laws and regulations relating to our relationship with our employees. We engage with legally recognized employee representative bodies and we have collective bargaining agreements in many of the countries in which we operate.

Talent
We attract, retain and motivate the best global talent with the right degree of diversity, experience, competencies and skills. We seek expertise in areas that are new to us such as digital and technical solutions while also developing our existing talent in those areas.

Gender Balance
We launched a Women in Leadership program to support our female talents, we set a target of 40% female representation in management by the end of 2022 and were the first multinational company to receive a global EQUAL-SALARY certification from the EQUAL-SALARY Foundation.

Safety
We have implemented additional safety measures for essential employees in our facilities and offices and continue to pay salaries to those employees who are unable to work due to government restrictions.

European Works Council In accordance with European Union requirements, we have established a European Works Council composed of management and elected members of our workforce.	Compensation We set the levels of our compensation and benefit programs that we believe are necessary to achieve these goals and remain competitive with other consumer product companies.	“ERGs” Employee resource groups enhance our sense of belonging, visibility, and greater understanding of different experiences and dimensions of diversity in our company.	Remote Work We have enhanced remote work arrangements as well as digital collaboration and related risk management.

Oversight and Management
Our Board of Directors (the “Board”) provides oversight of various matters pertaining to our workforce, and the Compensation and Leadership Development Committee of the Board is responsible for executive compensation matters and oversight of the risks and programs related to talent management. Our Code of Conduct, also known at PMI as the Guidebook for Success, highlights our commitment to ethical business conduct and honesty, respect, and fairness in our ways of working.

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E
BOARD OPERATIONS AND
GOVERNANCE
Board of Directors

Responsibilities:	Meetings:
•
Fosters the long-term success of the Company, consistent with its statutory duty to shareholders.

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Establishes broad corporate policies, setting strategic direction, and oversees management, which is responsible for the day-to-day operations of the Company.

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Oversees the Company’s enterprise risk assessment program (as described on pages 14-15. In fulfilling this role, each director must exercise his or her good faith business judgment in the best interests of the Company.

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The Board approves the Company’s annual budget each year and receives updates of the Company’s performance against the budget throughout the year.

•
The Board also reviews and approves the Company’s three-year plan each year, typically in a two-day session. The Board regularly receives presentations on the Company’s longer-term objectives and plans.

•
The Board holds regular meetings, typically during the months of February, March, May, June, September and December, and additional meetings when necessary. The organizational meeting follows immediately after the Annual Meeting of Shareholders.

•
The Board held eight regular meetings in 2021. The Lead Independent Director presides over regular executive sessions of the Board with no members of management present.

•
Directors are expected to attend Board meetings, the Annual Meeting of Shareholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend.

•
During 2021, all nominees for director then in office attended at least 75% of the aggregate number of meetings of the Board and all Committees on which they served, and all director nominees then in office attended the 2021 Annual Meeting of Shareholders.

P M I 2 0 2 2 P r o x y S t a t e m e n t	5

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
Governance Guidelines, Policies and Codes

The Guidebook for Success:	Other Governance Guidelines:
•
The Board has adopted a code of conduct known at PMI as the Guidebook for Success.

•
The Guidebook for Success is an interactive, plain language tool that describes the fundamental beliefs and attributes that unite and guide us in pursuing PMI’s goals, illustrates how to meet our commitments to these beliefs and attributes, and explains why it is critical to do so.

•
The Guidebook applies to all employees, including the Company’s principal executive officer, chief operating officer, principal financial officer, and principal accounting officer or controller.

•
The Board has also adopted a Code of Business Conduct and Ethics that applies to directors.

•
In addition, the Board has adopted a Policy on Related Person Transactions for the review of certain transactions in which the Company is a participant, and an officer, director or nominee for director has, had or may have a direct or indirect material interest.

•
All of these documents are available free of charge on the Company’s website, www.pmi.com/our-views-and-standards/standards/compliance-and-integrity, and will be provided free of charge to any shareholder requesting a copy by writing to the Vice President, Associate General Counsel and Corporate Secretary of Philip Morris International Inc. at Avenue de Rhodanie 50, 1007 Lausanne, Switzerland.

The information on the Company’s websites, including the Company’s 2020 Integrated Report as referenced in this proxy statement, is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings the Company makes with the U.S. Securities and Exchange Commission.
Leadership Structure

The Board believes that no particular leadership structure is inherently superior to all others under all circumstances. It determines from time to time the structure that best serves the interests of the Company and its shareholders under the then-prevailing circumstances.

Effective immediately before the 2021 Annual Meeting of Shareholders, André Calantzopoulos, who was our former Chief Executive Officer, became our Executive Chairman; he remains an employee of the Company. Mr. Lucio A. Noto became the Lead Independent Director.
In December 2020, the Board approved the appointment of Jacek Olczak, the Company’s then Chief Operating Officer, as the Chief Executive Officer, effective immediately following the 2021 Annual Meeting of Shareholders on May 5, 2021. The Board believes that it is in the Company’s best interest for Mr. Calantzopoulos to continue as Executive Chairman to ensure a seamless transition of leadership. As the Chief Executive Officer, all day-to-day management responsibility for the Company transferred to Mr. Olczak immediately after the 2021 Annual Meeting of Shareholders, and he reports to the full Board of Directors.

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E

Executive Chairman	Lead Independent Director
ANDRÉ CALANTZOPOULOS
As Executive Chairman, Mr. Calantzopoulos:
•
facilitates communication between the Board and management;

•
assists the Chief Executive Officer with long-term strategy and serves as his sounding board;

•
presides at all meetings of shareholders and of the Board; and

•
assists in the preparation of agendas and materials for Board meetings, working together with the Lead Independent Director, who approves the agendas before they are disseminated to the Board.

As always, input will be sought from all directors as to topics they wish to review. Because Mr. Calantzopoulos is an Executive Chairman and not independent, the Board will continue to have a Lead Independent Director.

LUCIO A. NOTO
The non-management directors elect at the annual organizational meeting one independent director as the Lead Independent Director. As Lead Independent Director, Mr. Noto’s responsibilities are to:
•
preside over executive sessions of the non-management directors and at all meetings at which the Executive Chairman is not present;

•
call meetings of the non-management directors as he or she deems necessary;

•
serve as liaison between the Chief Executive Officer and the non-management directors;

•
approve agendas and schedules for Board meetings;

•
advise the Executive Chairman and the Chief Executive Officer of the Board’s informational needs and approve information sent to the Board;

•
together with the Executive Chairman of the Compensation and Leadership Development Committee, communicate goals and objectives to the Chief Executive Officer and the results of the evaluation of his performance; and

•
be available for consultation and communication if requested by major shareholders.

The Lead Independent Director is invited to attend all meetings of Committees of the Board.

P M I 2 0 2 2 P r o x y S t a t e m e n t	7

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
Committees of the Board
The Board has established various standing Committees to assist with the performance of its responsibilities. These Committees and their current members are listed below. The Board designates the members of these Committees and the Committee Chairs at its organizational meeting following the Annual Meeting of Shareholders, based on the recommendations of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees, and these charters are available on the Company’s website at www.pmi.com/who-we-are/corporate-governance/board-committees. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of committee meetings. Each Committee meets as often as it deems appropriate, and each has sole authority to retain its own legal counsel, experts and consultants.
The Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Corporate Governance Committee each consists entirely of non-management directors, all of whom the Board has determined are independent within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that all members of the Audit Committee are financially literate, and that each of Lucio A. Noto, Michel Combes, Lisa A. Hook, and Dessi Temperley is an “audit committee financial expert” within the meaning set forth in the regulations of the Securities and Exchange Commission. The Board has determined that Ms. Temperley’s ability to effectively serve on the Company’s Audit Committee is not impaired by simultaneously serving on the audit committees of four public companies, including PMI’s. No member of the Audit Committee, the Compensation and Leadership Development Committee or the Nominating and Corporate Governance Committee received any payments or other compensation in 2021 from Philip Morris International Inc. or its subsidiaries, other than compensation received as a director.

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E
AUDIT COMMITTEE SUMMARY				Meetings in 2021: 10
Lucio A. Noto (Chair)	Michel Combes	Werner Geissler	Lisa A. Hook
COMMITTEE PURPOSE:
•
oversee the integrity of the financial statements and monitor financial reporting processes and systems of internal control;

•
monitor the qualifications, independence and performance of the independent auditors;

•
monitor the internal audit function; and

•
monitor the Company’s compliance with legal and regulatory requirements.

Jun Makihara	Dessi Temperley
KEY RESPONSIBILITIES:
•
recommend to the Board whether the Company’s financial statements should be included in the Company’s annual and quarterly filings with the U.S. Securities and Exchange Commission (the “SEC”);

•
sole authority for recommending to the Board the appointment, and, compensating, retaining and overseeing the work, of the independent auditors;

•
evaluate the internal audit function, including the oversight of internal audit’s assurance and advisory services designed to assess the adequacy and effectiveness of the Company’s internal control systems, use of resources, and maturity of governance processes over the Company’s strategies;

•
evaluate the compliance function;

•
review financial risk assessment and management thereof;

•
oversee the Company’s policies and practices with respect to cybersecurity and data privacy risks, as well as data governance;

•
oversee the risk management of excessive or discriminatory taxation;

•
oversee the risk management of illicit trade;

•
oversee the risk management of manufacturing and supply chain disruption and device reliability;

•
oversee the risk management of climate change, pandemics and natural disasters;

•
oversee the risk management of the dilution of the rule of law;

•
approve the Company’s Code of Conduct, also known at PMI as the Guidebook for Success, and review the implementation and effectiveness of the Company’s compliance program;

•
establish “whistleblower” procedures and review claims of improper conduct; and

•
produce a report for inclusion in the proxy statement.

P M I 2 0 2 2 P r o x y S t a t e m e n t	9

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE SUMMARY				Meetings in 2021: 5
Werner Geissler (Chair)	Dr. Juan José Daboub	Lisa A. Hook	Jun Makihara
COMMITTEE PURPOSE:
•
discharge the Board’s responsibilities relating to executive compensation;

•
produce a report for inclusion in the proxy statement; and

•
review talent management succession plans for the CEO and other senior executives.

Lucio A. Noto	Robert B. Polet
KEY RESPONSIBILITIES:
•
review and approve the Company’s overall compensation philosophy and design;

•
review and approve corporate goals and objectives relevant to the compensation of the CEO and Executive Chairman, and evaluate their performance;

•
determine and approve the compensation of the CEO;

•
determine the compensation of the Executive Chairman for recommendation to the Board for approval;

•
review and approve the compensation of all executive officers;

•
recommend to the Board compensation plans, and administer and make awards under such plans and review the cumulative effect of its actions;

•
monitor compliance by executives with our share ownership requirements;

•
review and assist with the development of executive succession plans, evaluate and make recommendations to the Board regarding potential CEO candidates and evaluate and approve candidates to fill other senior executive positions;

•
oversee the management of risks related to compensation design and payout;

•
oversee the management of risks related to talent management, including the risk that the Company is unable to attract and retain the necessary talent with the right degree of diversity, experience and skills to achieve its ongoing business transformation;

•
review and discuss with management proposed annual disclosures regarding executive compensation matters;

•
oversee human capital management, including leadership and talent development programs; and

•
recommend to the Board whether the Compensation Discussion and Analysis should be accepted for inclusion in the proxy statement.

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E
CONSUMER RELATIONSHIPS AND REGULATION COMMITTEE SUMMARY				Meetings in 2021: 4
Lisa A. Hook (Chair)	Bonin Bough	André Calantzopoulos	Werner Geissler
COMMITTEE PURPOSE:
•
oversee the Company’s RRP and combustible cigarette commercialization;

•
oversee the consumer-centricity strategy for the RRP business, including the establishment and maintenance of digital channels and digital consumer engagement, and enabling data-driven decision-making;

•
monitor key legislative, regulatory, and public policy issues and trends related to the post-market regulatory environment that may limit access to RRPs; and

•
oversee risk associated with changes  in consumer preferences regarding RRPs.

Jun Makihara	Kalpana Morparia	Lucio A. Noto	Jacek Olczak
Robert B. Polet
KEY RESPONSIBILITIES:
•
oversee adult consumer acquisition and retention strategies, consumer journey programs and customer care infrastructure;

•
oversee the RRP and combustible cigarette competitive environment;

•
oversee the geographic expansion of the Company’s RRPs;

•
oversee post-market regulatory developments relating to the commercialization of RRPs at the market level, including the risk that regulation may not differentiate between combustible products and RRPs or will discriminate against RRPs;

•
oversee the Company’s RRP product innovation calendar post-Gate 3 (i.e. the transition from concept to commercial development);

•
oversee the management of the risk that certain new market entrants may alienate consumers from the Company’s RRPs through marketing campaigns and messaging, and inferior product satisfaction, while not relying on substantiated science and appropriate R&D protocols and standards; and

•
oversee the management of the risk that credibility and reputational issues may stand in the way of promoting the benefits of RRPs as a necessary pillar of tobacco control and impair their commercial success.

P M I 2 0 2 2 P r o x y S t a t e m e n t	11

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
FINANCE COMMITTEE SUMMARY				Meetings in 2021: 5
Jun Makihara (Chair)	Bonin Bough	André Calantzopoulos	Michel Combes
COMMITTEE PURPOSE:
•
monitor the Company’s financial performance and condition, including financial policies, capital structure, and budgets; and

•
review with management all material matters relating to capital structure, financial policies, capital investments, and business and financial plans.

Dr. Juan José Daboub	Werner Geissler	Lisa A. Hook	Kalpana Morparia
Lucio A. Noto	Jacek Olczak	Frederik Paulsen	Robert B. Polet
Dessi Temperley	Shlomo Yanai
KEY RESPONSIBILITIES:
•
review the annual operating and capital expenditure budgets;

•
review long-range financial objectives at least annually;

•
review financing plans, including share repurchases, dividend payments, and changes to equity and debt structure;

•
review tax strategy, pension plans, and insurance policies;

•
review and approve capital expenditures over $100 million per annum;

•
oversee financial risk management policies;

•
oversee risk management of the Company’s pricing strategies, business development strategies, and currency volatility; and

•
oversee risk management of the Company’s competitive position, including risks arising from global macro-economic uncertainty and geopolitical instability

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE SUMMARY				Meetings in 2021: 5
Kalpana Morparia (Chair)	Michel Combes	Lucio A. Noto	Robert B. Polet
COMMITTEE PURPOSE:
•
identify qualified candidates for Board membership;

•
recommend nominees for election at the annual meeting and as necessary to fill vacancies and new directorships; and

•
advise the Board on corporate governance and sustainability matters; and oversee self-evaluation of the Board and each Committee.

Shlomo Yanai
KEY RESPONSIBILITIES:
•
review qualifications of prospective candidates for director;

•
consider performance of incumbent directors and other relevant factors in determining whether to nominate them for re-elections;

•
oversee the Company’s ESG and sustainability strategies and performance, and advise the Board on ESG and sustainability matters;

•
make recommendations to the Board regarding director independence and the function, composition and structure of the Board and its Committees;

•
oversee the Company’s lobbying and trade association activities and expenditures;

•
review and recommend to the Board for approval the corporate governance guidelines;

•
recommend the process for the annual self-evaluation of the Board and its Committees for the Board’s approval; and

•
review director compensation.

P M I 2 0 2 2 P r o x y S t a t e m e n t	13

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
PRODUCT INNOVATION AND REGULATORY AFFAIRS COMMITTEE SUMMARY				Meetings in 2021: 4
Frederik Paulsen (Chair)	André Calantzopoulos	Michel Combes	Dr. Juan José Daboub
COMMITTEE PURPOSE:
•
oversee the long-term product portfolio strategy of the Company, focusing on research and development of new products and services, and improvements to existing products and services, with a particular focus on RRPs and the Company’s new Wellness and Healthcare business; and

•
monitor and review key legislative, regulatory and public policy issues and trends related to the research and development of RRPs.

Lisa A. Hook	Lucio A. Noto	Jacek Olczak	Shlomo Yanai
KEY RESPONSIBILITIES:
•
monitor the Company’s internal scientific research, including the Company’s efforts to substantiate the risk-reduction potential of its RRPs through rigorous scientific methodologies, as well as the external body of scientific research relevant to the Company’s present and future RRPs;

•
monitor the Company’s pipeline of innovative products and services, including future RRPs and associated risks, such as product superiority, product reliability, and time to market;

•
monitor the development of the Company’s consumer wellness and healthcare business and related products;

•
oversee the risk management of the Company’s research and development efforts;

•
monitor the Company’s management of its intellectual property; and

•
make recommendations to the Board regarding significant R&D projects and budgets.

Board Risk Oversight
Risk oversight is conducted both by the Committees of the Board with respect to their areas of responsibility as well as by the full Board.
Management has identified and prioritized key enterprise risks based on four risk dimensions:
1	the impact a risk could have on the organization if it occurs,	2	the likelihood a risk will occur,	3	the velocity with which a risk would affect the organization if it occurs,	4	and the interconnectivity of a risk with other risks.
As part of its risk management practices, the Company has established a Corporate Risk Governance Committee (“CRGC”) made up of senior executive officers, including the Chief Financial Officer, Senior Vice President and General Counsel, Chief Digital & Information Officer, Vice President & PMI Controller, Global Head of Risk & Controls, Chief Information Security Officer, Vice President and Chief Ethics & Compliance Officer, and Vice President, Corporate Audit. In addition, the Chief Executive Officer and Vice President & Corporate Secretary are informed of the risk management observations and insights shared with the CRGC. Ownership of each of the prioritized risks is assigned to a member of senior management, and oversight of the management of each risk is assigned to a particular Board Committee or to the full Board. Management reports on these risks to the appropriate Committee and to the full Board throughout the year.
In addition, the internal audit function provides an assessment of governance processes pertaining to the Company’s strategic risk management and periodically reports the results of this assessment to the Audit Committee.
The Board has been receiving regular updates from the Company’s management regarding the impact and evolution of risks of the ongoing COVID-19 pandemic and other geopolitical events on our employees, our business and communities where we operate, as well as any relevant mitigation measures. The risk management oversight by each Committee is

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B O A R D O P E R A T I O N S A N D G O V E R N A N C E
included in the committee summaries found on pages 9-14. The full Board oversees the management of risks relating to the Company’s business plan and litigation, and it receives reports on risk management by each Committee. The roles of the various components of risk assessment, management and oversight are shown below.

Board of Directors
• Responsible for oversight of risk management processes
• Allocates oversight of management of specific risks to the appropriate Board Committee
Audit Committee
• Provides oversight by reviewing CRGC process and results
• Assesses cybersecurity risks
• Assesses risk appetite generally
Other Board Committees
• Provide oversight of management of specific risks falling within each Committee's sphere of expertise
Senior Management Team (SMT)
• Aligns on key strategic enterprise risks annually
• Assigns ownership of strategic enterprise risks to individual SMT members
• Integrates risk assessment and management into long-range plan and budget review process
Corporate Risk Governance Committee (CRGC)
• Drives desired risk management culture through standard measurement and terminology
• Coordinates SMT strategic enterprise risk assessment
• Coordinates integrated risk assessment for Risk and Controls, Ethics and Compliance, Corporate Audit, Information Security and other functions
• Integrates key risks into Internal Controls Chart of Controls process
Market Leadership Teams and Global Functions
• Own risk assessment and management for affiliate or function
• Drive sustainability through integration of risk management into existing business processes

Communications with the Board
Shareholders and other interested parties who wish to communicate with the Board may do so by writing to the Lead Independent Director, Board of Directors of Philip Morris International Inc., 120 Park Avenue, New York, New York 10017-5579. The non-management directors have established the following procedures for the handling of communications from shareholders and other interested parties, and has directed the Vice President, Associate General Counsel and Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be forwarded the Lead Independent Director. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate subsidiary. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any non-management director who wishes to review them.
Strong Governance Practices
The Nominating and Corporate Governance Committee of the Board reviews our corporate governance practices regularly and proposes modifications to our principles and other key governance practices as warranted for adoption by the Board. In 2020, the Board of Directors formed the Consumer Relationships and Regulation Committee, and reassigned responsibilities among the six Committees to further align the responsibilities of the Board and its Committees with the Company’s strategies. In light of the increasing

P M I 2 0 2 2 P r o x y S t a t e m e n t	15

B O A R D O P E R A T I O N S A N D G O V E R N A N C E
importance of talent in our transformation, the Board also added the responsibility for the oversight of risks and programs related to talent management to the Compensation and Leadership Development Committee. The responsibilities of these Committees are described in pages 9-14. The following summarizes our key principles and practices and refers you to the pages of this proxy statement where you will find a more detailed discussion of various items:

•
Majority voting standard for uncontested election of directors (page 19)

•
Proxy access by-laws (page 18)

•
Non-management directors elect Lead Independent Director annually (page 7)

•
Directors may be removed with or without cause

•
Non-management directors meet regularly without management being present

•
No “poison pill” rights plan

•
Board-adopted “clawback” policy (page 50)

•
Rigorous share ownership requirements and anti-hedging and anti-pledging policies (pages 49-50)

•
Post-termination share holding requirement (page 50)

•
No tax gross-up on limited perquisites

•
Double-trigger vesting policy on change in control (pages 65-67)

•
Board committee oversight of political spending and lobbying (page 13)

•
Board committee oversight of sustainability strategy and performance (page 13)

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E L E C T I O N O F D I R E C T O R S
ELECTION OF DIRECTORS
Process for Nominating Directors
The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for identifying and evaluating candidates for director and for recommending to the Board a slate of nominees for election at the Annual Meeting of Shareholders.

SUCCESSION PLANNING
The Governance Committee works with the Board of Directors to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. The Governance Committee uses this criteria to identify potential candidates to fill vacancies in existing or new director positions.

IDENTIFICATION OF CANDIDATES
The Governance Committee reviews qualifications of candidates for director identified by the Governance Committee or suggested by Board members, stockholders, management or others in accordance with the director qualification criteria.

DECISION AND NOMINATION
The Governance Committee considers (i) the qualification of candidates for nomination to the Board for appointment or election; or (ii) the performance of incumbent directors in determining nomination for re-election, and recommends to the Board the slate of nominees for re-election to the Board at the Annual Shareholders Meeting.

ELECTION
All director nominees are annually elected or re-elected at the Annual Shareholders Meeting. Any incumbent director who is not re-elected in accordance with our bylaws must offer his or her resignation on which the Board, with the recommendation of the Governance Committee, will make a determination and publicly disclose its decision.

In evaluating the suitability of individuals for Board membership, the Governance Committee takes into account many factors. These include:
•
whether the individual meets requirements for independence;

•
the individual’s general understanding of the various disciplines relevant to the success of a large publicly traded company in today’s global business environment; and

•
the individual’s understanding of the Company’s global business and markets; the individual’s professional expertise and educational background, and other factors, including nationality and gender, that promote diversity of views and experience.

The Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of directors that can best shepherd the success of the business and represent long-term shareholder interests through the exercise of sound judgment, using its breadth of knowledge and experience. In determining whether to nominate an individual for election or re-election, the Governance Committee will take into account the nature and extent of an individual’s other commitments, including membership on other public company boards, when determining whether it is appropriate to nominate such individual. In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board. The Governance Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Governance Committee may identify certain skills or attributes, such as financial experience, global business experience, consumer-centricity, digital transformation and scientific expertise, as being particularly desirable to help meet specific Board needs.

P M I 2 0 2 2 P r o x y S t a t e m e n t	17

E L E C T I O N O F D I R E C T O R S
In identifying candidates for Board membership, the Governance Committee relies on suggestions and recommendations from the Board, shareholders, management and others. The Governance Committee does not distinguish between nominees recommended by shareholders and other nominees. From time to time, the Governance Committee also retains search firms to assist in identifying candidates for director, gathering information about their background and experience, and acting as an intermediary with such candidates. Most recently, the Committee recommended to the Board Dessi Temperley after an initial introduction by a search firm.
Shareholders wishing to suggest candidates to the Governance Committee for consideration as directors must submit a written notice to the Vice President, Associate General Counsel and Corporate Secretary, who will provide it to the Governance Committee. Our by-laws set forth the procedures a shareholder must follow to nominate directors. These procedures are summarized in this proxy statement, under the caption “2023 Annual Meeting.”
In addition, our by-laws permit an eligible shareholder or group of shareholders who have owned 3% or more of PMI’s outstanding shares for at least three years to nominate and include in our proxy statement director candidates to occupy up to 20% of the authorized Board seats.
Recommendations of the Board; Director Attributes, Diversity, Refreshment and Tenure
It is proposed that fourteen directors be elected to hold office until the next Annual Meeting of Shareholders and until their successors have been elected. The Governance Committee has recommended to the Board, and the Board has approved, the persons named and, unless otherwise marked, a proxy will be voted for such persons. Each of the nominees, except for Ms. Temperley, was elected by the shareholders at the 2021 Annual Meeting. The Board believes that the experience, qualifications, attributes and skills of each of the nominees presented qualify them to oversee the complex global, regulatory, business, and financial issues facing the Company, and that the Board as a whole provides a breadth of knowledge, international experience, intellectual rigor and willingness to face challenging issues.
Our Board comprises a diverse group of individuals. Three nominees are women, and four are persons of color. Eleven different nationalities are represented, underscoring the global perspective of the Board taken as a whole.
The Board has experienced a significant amount of director refreshment since our spin-off in March 2008. Mr. Noto is the only original director since our spin-off that serves on the Board. Of the remaining members of the Board, two joined in 2011, one in 2013, two in 2014, one in 2015, one in 2018, one in 2020 and four in 2021. The average tenure of the Company’s nominees is 5.57 years. As new Board members gain experience, the Board rotates its various committee chairs.
DIRECTOR ADDITIONS

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E L E C T I O N O F D I R E C T O R S
Although it is not anticipated that any of the persons named below will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by the Board. However, in lieu of designating a substitute, the Board may reduce its number of directors.
Independence of Nominees
After receiving the recommendation of the Governance Committee, the Board has determined that each of the following director nominees is independent of, and has no material relationship with, the Company:  Michel Combes, Juan José Daboub, Werner Geissler, Lisa A. Hook, Jun Makihara, Kalpana Morparia, Lucio A. Noto, Frederik Paulsen, Robert B. Polet, Dessi Temperley, and Shlomo Yanai. To assist it in making these determinations, the Board has adopted categorical standards of director independence that are set forth in the Corporate Governance Guidelines. The Corporate Governance Guidelines are available on the Company’s website at www.pmi.com/who-we-are/corporate-governance/overview. Each of the above-named nominees qualifies as independent under these standards.
In making a determination that Mr. Bough is not independent, the Board considered a consulting agreement between the Company and Digilence, LLC (also known as Bonin Ventures), an entity owned by Mr. Bough. The Company paid approximately $1.27 million under this agreement in 2019. In 2020, the Company also paid to Digilence, LLC a de minimis amount.
Majority Vote Standard in Uncontested Elections
All directors are elected annually. The Company’s by-laws provide that, where the number of nominees for director does not exceed the number of directors to be elected, directors shall be elected by a majority rather than by a plurality vote. Under applicable law, a director’s term extends until his or her successor is duly elected and qualified. Thus, an incumbent director who fails to receive a majority vote would continue to serve as a holdover director. To address that possibility, our Corporate Governance Guidelines require a director who receives less than a majority of the votes cast to offer to resign. The Governance Committee would then consider, and recommend to the Board, whether to accept or reject the offer.

P M I 2 0 2 2 P r o x y S t a t e m e n t	19

E L E C T I O N O F D I R E C T O R S
Director Nominees

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.
“FOR”
Committees
Nominees	Citizenship	Independence	Audit	Compensation & Leadership Development	Consumer Relationships & Regulation	Finance	Nominating & Corporate Governance	Product Innovation & Regulatory Affairs
BONIN BOUGH Age: 44 Director Since: 2021	USA				M	M
ANDRÉ CALANTZOPOULOS Age: 64 Director Since: 2013	Greece/ Switzerland				M	M		M
MICHEL COMBES Age: 59 Director Since: 2020	France	●	M			M	M	M
JUAN JOSÉ DABOUB Age: 58 Director Since: 2021	El Salvador	●		M		M		M
WERNER GEISSLER Age: 68 Director Since: 2015	Germany	●	M	C	M	M
LISA A. HOOK Age: 64 Director Since: 2018	USA	●	M	M	C	M		M
JUN MAKIHARA Age: 64 Director Since: 2014	Japan	●	M	M	M	C
KALPANA MORPARIA Age: 72 Director Since: 2011	India	●			M	M	C
LUCIO A. NOTO Age: 83 Director Since: 2008	USA	●	C	M	M	M	M	M
JACEK OLCZAK Age: 57 Director Since: 2021	Poland				M	M		M
FREDERIK PAULSEN Age: 71 Director Since: 2014	Sweden	●				M		C
ROBERT B. POLET Age: 66 Director Since: 2011	Netherlands	●		M	M	M	M
DESSI TEMPERLEY Age: 49 Director Since: 2021	Bulgaria/UK	●	M			M
SHLOMO YANAI Age: 69 Director Since: 2021	Israel	●				M	M	M
C = Committee Chair      M = Committee Member

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E L E C T I O N O F D I R E C T O R S
Director Qualifications
Our Board is a diverse, highly engaged group that provides strong and effective oversight of our Company. Both individually and collectively, our directors have the qualifications, skills and experience needed to inform and oversee the Company’s long-term strategic growth. Each director has or has had senior executive experience, in many cases with large, complex organizations with significant global operations. Several directors have leadership experience in the global consumer products sector, and others bring expertise in financial information technology, cybersecurity, digital transformation, sustainability, and ESG matters. These and the other skills and attributes discussed below are key considerations in evaluating the composition of our Board, and inform our Board succession planning and director selection process.
K E Y  A T T R I B U T E S  O F  A L L  D I R E C T O R S
• High Integrity • Proven Record of Success • Leadership • Understanding our Global Business and Markets	• Strength of Character and Judgment • Corporate Governance Experience • Talent Management/ Succession Planning	• Diversity of Perspectives • Intellectual/ Analytical Skills • Strategic Planning • Risk Assessment and Oversight
G L O B A L  P E R S P E C T I V E
Our board is representative of the multicultural and diverse society we find ourselves in.
*
3 Directors are citizens of the United States

**
André Calantzopoulos is a citizen of both Greece and Switzerland

***
Dessi Temperley is a citizen of both Bulgaria and the United Kingdom

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E L E C T I O N O F D I R E C T O R S
K E Y  S K I L L S  O F  O U R  B O A R D
Our director nominees’ individual experiences, qualifications, attributes and skills are highlighted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list of each nominee’s skills or contributions to the Board. Further biographical information about each director standing for re-election is set forth on the following pages.
EXPERIENCE	Bough	Calantzopoulos	Combes	Daboub	Geissler	Hook	Makihara	Morparia	Noto	Olczak	Paulsen	Polet	Temperley	Yanai
Senior Executive	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Tobacco Industry		●								●
Global Consumer-Centric Engagement	●	●	●		●	●				●	●	●		●
Operations		●	●	●	●	●			●	●				●
Information Technology and Privacy	●		●			●							●
Sustainability/ ESG		●		●	●	●		●	●	●	●
Risk Assessment and Oversight		●	●	●	●	●	●	●	●	●	●	●	●	●
CFO or Banking			●	●			●	●	●	●			●	●
Civic Leadership	●		●	●	●	●					●			●
Global Pharmaceutical											●			●
Marketing and Retail	●	●	●		●					●		●

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E L E C T I O N O F D I R E C T O R S
Occupation: Founder and Chief Growth Officer, Diligence LLC (also known as Bonin Ventures) Committees: Consumer Relationships and Regulation, and Finance	BONIN BOUGH	Director Since: 2021	Age: 44

CAREER HIGHLIGHTS
Diligence, LLC (also known as Bonin Ventures), an entity focused on accelerating growth of innovative start-up companies
•
Founder and Chief Growth Officer, since 2014.

Triller, a global social media company
•
Chief Growth Officer, since 2020.

SheaMoisture
•
Chief Growth Officer, from 2016 to 2017.

CNBC’s “Cleveland Hustles”
•
Television show host in 2016.

Mondelèz International, Inc.
•
Chief Media and E-Commerce Officer, from 2015 to 2016.

•
Vice President, Global Media and Consumer Engagement, from 2012 to 2015.

The Kraft Heinz Company
•
Vice President, Global Media and Consumer Engagement, from 2012 to 2015.

PepsiCo, Inc.
•
Chief Digital Officer, from 2008 to 2012.

Director Qualifications:
With his unique executive marketing experience, Mr. Bough brings to the Board his considerable entrepreneurial expertise, particularly with respect to e-commerce, innovative technologies and acceleration of brand equity, as well as valuable insights for transforming and growing large, multinational businesses and start-ups.

Occupation: Executive Chairman, Philip Morris International Inc. Committees: Consumer Relationships and Regulation, Finance and Product Innovation and Regulatory Affairs	ANDRÉ CALANTZOPOULOS	Director Since: 2013	Age: 64

CAREER HIGHLIGHTS
Philip Morris International Inc.
•
Executive Chairman of the Board of Directors, since May 2021.

•
Chief Executive Officer (“CEO”), from 2013 until May 5, 2021.

•
Chief Operating Officer from March 2008, following the spin-off from Altria, until becoming CEO in May 2013.

•
President and Chief Executive Officer, from April 2002 until the spin-off in March 2008.

•
Various roles across Central Europe, including Managing Director of PM Poland and President of the EE Region, from February 1985 to April 2002.

Director Qualifications:
Mr. Calantzopoulos’s intellect and all-encompassing knowledge of the Company will serve the Company and the Board well as Executive Chairman of the Board. He has played an instrumental role in numerous key initiatives, leading the Company with his bold vision of a smoke-free future, and through its related evolution into a consumer-centric technology and science-driven business.

P M I 2 0 2 2 P r o x y S t a t e m e n t	23

E L E C T I O N O F D I R E C T O R S
Occupation: Chief Executive Officer, SoftBank Group International Committees: Audit (Financial Expert), Finance, Nominating and Corporate Governance and Product Innovation, and Regulatory Affairs	MICHEL COMBES	Director Since: 2020	Age: 59

CAREER HIGHLIGHTS
SoftBank Group International, a privately held subsidiary of SoftBank Group Corp and oversees several SoftBank portfolio companies
•
Chief Executive Officer and Director, since January 2021

•
President and Director, from April 2020 to January 2021.

Sprint Corporation
•
President from January 2018, Chief Financial Officer from January 2018 to May 2018 and CEO from May 2018 to 2020 and a member of the Board of Directors, from 2018 to 2020.

Altice USA, Inc.
•
CEO and Chief Operating Officer, from 2015 to 2017.

SFR Group
•
Chairman and CEO, from 2015 to 2017.

Alcatel-Lucent
•
CEO, from 2013 to 2015.

Vodafone Europe
•
CEO

TDF Group (Télédiffusion de France)
•
Chairman and CEO

France Telecom
•
Executive

French Government
•
Several roles

Director Qualifications:
With his experience as a chief executive and chief financial officer in a number of large, multinational companies in the telephonic and digital communications, banking and portfolio strategy industries, Mr. Combes brings to the Board his considerable entrepreneurial business experience, extensive knowledge of international markets in highly regulated industries, and valuable insights in innovation and consumer centricity. Furthermore, as a former CFO, Mr. Combes has the financial expertise to serve as a member of the Audit Committee.
Other Directorships and Associations:
Mr. Combes is a director of SoFi Technologies, Inc., Assystem and Etisalat UAE. He previously served on the Board of MTS (Mobile TeleSystems) from 2013 to 2018, Sprint from 2018 to 2020, Altice Group from 2016 to 2017 and F5 Networks from 2018 to 2021.

24	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E L E C T I O N O F D I R E C T O R S
Occupation: Chairman, President and CEO, The Daboub Partnership of Arcis, LLC Committees: Compensation and Leadership Development, Finance, and Product Innovation and Regulatory Affairs	JUAN JOSÉ DABOUB	Director Since: 2021	Age: 58

CAREER HIGHLIGHTS
The Daboub Partnership of Arcis, LLC, a business consulting company
•
Chairman, President and CEO, since 2010.

Dorado Partners LLC, a private investment company
•
Vice Chairman, since 2014.

Global Adaptation Institute, a foundation dedicated to the understanding of climate change
•
CEO, from 2010 to 2013.

•
Director since 2010.

World Economic Forum’s Global Agenda Council on Climate Change
•
Co-Chair, from 2012 to 2014.

World Bank Group
•
Managing Director, from 2006 to 2010.

Government of El Salvador
•
Several senior positions, including Minister of Finance and Chief-of-Staff to the President, from 1992 to 2004.

Director Qualifications:
Dr. Daboub’s substantial business leadership experience, deep governance expertise, and outstanding government, multilateral organization and humanitarian service on a worldwide scale, bring a unique perspective to the Company’s ESG strategy, and its efforts to advocate for the development of science-based regulatory frameworks in connection with the development and commercialization of RRPs. The Board has also determined that Dr. Daboub qualifies as an audit committee financial expert.
Other Directorships and Associations:
Dr. Daboub is currently serving as a board member of TortoiseEcofin Acquisition Corp. III, a special purpose acquisition company and Grupo Financiero Ficohsa, S.A., a Central American banking and financial services company. From September 2020 to August 2021, Dr. Daboub served as a director of Tortoise Acquisition Corp.II, a special purpose acquisition company in the sustainable energy sector.

P M I 2 0 2 2 P r o x y S t a t e m e n t	25

E L E C T I O N O F D I R E C T O R S
Occupation: Operating Partner, Advent International Committees: Compensation and Leadership Development Committee (Chair) Audit, Consumer Relationships and Regulation, and Finance	WERNER GEISSLER	Director Since: 2015	Age: 68

CAREER HIGHLIGHTS
Advent International, a private equity firm
•
Operating Partner, since 2015.

Procter & Gamble, a consumer goods corporation
•
Vice Chairman and Special Advisor to the Chairman and CEO, prior to his retirement in 2015.

•
Vice Chairman, Global Operations, from 2007 to 2014.

• Group President, Central and Eastern Europe, Middle East and Africa, from 2004 to 2007. • President, Northeast Asia, from 2001 to 2004.

Director Qualifications:
Mr. Geissler has a keen knowledge of the global consumer products business, having served as a senior consumer products executive in many of the Company’s most important markets and regions. His deep senior executive experience serves the Company and the Board well as Chair of the Compensation and Leadership Development Committee. Mr. Geissler has also had substantial P&L responsibility in his roles at Procter & Gamble, and has an MBA in Finance which both inform his service as a member of the Audit Committee.
Other Directorships and Associations:
Mr. Geissler is a director of the Goodyear Tire & Rubber Company.

26	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E L E C T I O N O F D I R E C T O R S

Occupation:
Managing Partner, Two Island Partners LLC
Committees:
Consumer Relationships and Regulation Committee (Chair), Audit (Financial Expert), Compensation and Leadership Development, Finance, and Product Innovation and Regulatory Affairs
LISA A. HOOK	Director Since: 2018	Age: 64

CAREER HIGHLIGHTS
Two Island Partners LLC, a private equity and consulting firm
•
Managing Partner, since 2018.

Neustar, Inc., a global information services company focused on cloud-based workflow solutions for marketing, risk and security analytics
•
Member of the Board, from 2010 to 2019.

•
President & Chief Executive Officer, from 2010 to 2018.

•
President & Chief Operating Officer, from 2008 to 2010.

Sunrocket, Inc., a cloud-based voice communications company
•
President & Chief Executive Officer, from 2006 to 2007.

America Online Inc., a web portal and online service provider
•
Several executive positions, from 2001 to 2004.

Brera Capital Partners, a global private equity investment firm
•
Partner

Alpine Capital Group, LLC, an investment banking firm
•
Managing Director

Time Warner, Inc., a media company
•
Executive

Director Qualifications:
Ms. Hook’s past experience as CEO of a company, her past senior management roles and government appointments relating to telecommunications, plus her holistic understanding of digital identity, are key to deploying actionable insights that grow and guard many of the world’s largest corporations. In addition, with her extensive public board experience, Ms. Hook brings to the Board valuable insights in the areas of cybersecurity, data privacy, and digital transformation at a time when the Company is transitioning to a consumer-centric, highly digitalized business model.
Other Directorships and Associations:
Ms. Hook serves on the board of Fidelity National Information Services, Inc., a global leader in banking and payment solutions, Ping Identity Holding Corp., a pioneer in digital identity solutions and Ritchie Bros Holding Ltd., a global asset management and disposition company. Ping has announced that Ms. Hook will not be standing for reelection at its annual meeting. Her term on its board will end May 3, 2022. Nokia Corporation has announced that Ms. Hook will stand for election to its Board of Directors at its April 5, 2022 annual general meeting.
Ms. Hook served as a Director of Partners Group Holding AG, a global asset management company, from 2020 to 2021, as a Director of Unisys Corporation, a global information technology company, from 2019 to 2021, and as Senior Independent Director of RELX PLC and RELX NV, providers of information solutions, from 2006 to 2016. Previously, she served as a director of Covad Communications and Time Warner Telecom, Inc. In 2012, she was appointed by President Obama to serve on the National Security Telecommunications Advisory Committee.

P M I 2 0 2 2 P r o x y S t a t e m e n t	27

E L E C T I O N O F D I R E C T O R S
Occupation: Retired Businessman Committees: Finance (Chair), Audit, Compensation and Leadership Development, and Consumer Relationships and Regulation	JUN MAKIHARA	Director Since: 2014	Age: 64
CAREER HIGHLIGHTS Neoteny Co. Ltd., a Japanese venture incubator • Chairman, from 2000 until 2015.

Goldman, Sachs & Co., a multinational investment bank and financial services company, from 1981 to 2000
•
General Partner, from 1992 to 1998.

•
Co-Head Japanese Equities Group and Co-Branch Manager, from 1995 to 1998.

•
Co-Head Japanese Investment Banking Group, from 1992 to 1995.

Director Qualifications:
Mr. Makihara brings his deep experience in finance to his position as Chair of the Finance Committee. The Board also benefits from his entrepreneurial spirit and a thorough knowledge of business in Asia, which is of great importance to the Company’s business as we continue to launch new products and execute our strategic initiatives in various Asian markets.
Other Directorships and Associations:
Mr. Makihara is a director of Monex Group, Inc., a financial services company, and TradeStation Group, Inc., an online brokerage that is a wholly-owned subsidiary of Monex Group. He was previously a board member at Shinsei Bank, Ltd., a Japanese based commercial, leasing and consumer finance bank, from 2011 to 2022 and at its wholly-owned subsidiary UDC Finance Limited (Auckland NZ), the largest non-bank finance company in New Zealand from 2020 to 2022. He is a trustee of the Protestant Episcopal Cathedral Foundation in Washington, D.C. and a board member of the Japan Society in New York. He also served on the board of RHJ International S.A., a financial services company, from 2005 to 2014.

28	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E L E C T I O N O F D I R E C T O R S
Occupation: Founder & Managing Partner, KalMor Advisors LLP Committees: Nominating and Corporate Governance (Chair), Consumer Relationships, and Regulation and Finance	KALPANA MORPARIA	Director Since: 2011	Age: 72

CAREER HIGHLIGHTS
KalMor Advisors LLP, a strategy and corporate advisory firm
•
Founder and Managing Partner, since 2021.

JPMorgan Chase & Co., a multinational investment bank and financial services holding company
•
Chairman of South and South East Asia, from March 2019 until her retirement in February 2021.

•
CEO of South and South East Asia from April 2016 until March 2019.

•
CEO of J.P. Morgan India, from 2008 to 2016.

ICICI Bank, India’s second-largest bank • Vice Chair of ICICI’s insurance and asset management business, from 2007 to 2008. • Joint Managing Director, from 2001 to 2007.

Director Qualifications:
With her strong executive leadership experience in finance, and her deep knowledge of international business, Ms. Morparia provides a keen perspective on economies in Asia, while her legal background and deep experience in highly regulated industries help her serve the Company and the Board well as Chair of the Nominating and Corporate Governance Committee.
Other Directorships and Associations:
Ms. Morparia is a director of Dr. Reddy’s Laboratories Ltd., Delhivery Limited and Hindustan Unilever Limited. Ms. Morparia also serves on the Governing Board of Bharti Foundation, the Foundation for Audit Quality and the Generation India Foundation, each of which is a not-for-profit company.

P M I 2 0 2 2 P r o x y S t a t e m e n t	29

E L E C T I O N O F D I R E C T O R S

Occupation:
Managing Partner, Midstream Partners, LLC
Lead Independent Director, Philip Morris International Inc.
Committees:
Audit (Chair and Financial Expert), Compensation and Leadership Development, Consumer Relationships and Regulation, Finance, Nominating and Corporate Governance, and Product Innovation and Regulatory Affairs
LUCIO A. NOTO	Director Since: 2008	Age: 83

CAREER HIGHLIGHTS
Midstream Partners, LLC, a company that invests in liquid natural gas projects
•
Managing Partner, since March 2001.

ExxonMobil Corporation, a multinational oil and gas corporation
•
Vice Chairman, from November 1999 to January 2001, following the merger of Exxon and Mobil Corporation.

Mobil Corporation • Chairman and Chief Executive Officer, Chief Financial Officer, and various other positions, from 1962 until the merger of Exxon and Mobil Corporation in 1999.

Director Qualifications:
As the former chief financial officer and chief executive officer of a large, multinational oil company, together with his past governance experience serving on the boards and audit committees of a number of major international companies, Mr. Noto brings an extensive knowledge of internal controls and risk assessment to his role as Chair of the Audit Committee and a strong “hands-on” approach as Lead Independent Director.
Other Directorships and Associations:
Mr. Noto served as a director of Penske Automotive Group, Inc. from 2001 to 2020. He also served on the boards of IBM from 1995 to 2008, Altria Group, Inc. from 1998 to 2008, Shinsei Bank from 2005 to 2008, Commercial International Bank from 2006 to 2009 and RHJ International S.A., a financial services company, from 2011 to 2015.

Occupation: Chief Executive Officer, Philip Morris International, Inc. Committees: Consumer Relationships and Regulation, Finance, and Product Innovation and Regulatory Affairs	JACEK OLCZAK	Director Since: 2021	Age: 57
CAREER HIGHLIGHTS Philip Morris International Inc. • Chief Executive Officer, since May 2021. • Chief Operating Officer, from January 2018 until May 2021.

•
Chief Financial Officer, from August 2012 until December 2017.

•
Various roles in finance and general management positions across Europe, including Managing Director of PMI’s markets in Poland and Germany, and as President of the European Union Region, from 1993 until January 2018.

Director Qualifications:
Mr. Olczak’s intellect and all-encompassing knowledge of the Company will serve the Company and the Board well. As COO, he played an instrumental role in the Company’s transformation and the superior performance of our Regions and markets. Mr. Olczak has demonstrated a strong commitment to consumer centricity, digitalized consumer engagement, and manufacturing optimization, while remaining focused on the growth of our cigarette brand portfolio and the seamless deployment of RRPs in 71 markets in cities or nationwide . Mr. Olczak’s invaluable contributions also include recently completed acquisitions of Fertin Pharma A/S and Vectura Group Plc, which will advance our further transformation into a healthcare business.

30	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E L E C T I O N O F D I R E C T O R S
Occupation: Chairman, Ferring Group Committees: Product Innovation and Regulatory Affairs (Chair) and Finance	FREDERIK PAULSEN	Director Since: 2014	Age: 71
CAREER HIGHLIGHTS Ferring Group, a research-driven, specialty biopharmaceutical group • Chairman, since 1988, having joined the company in 1976

Director Qualifications:
Dr. Paulsen’s substantial experience as head of a successful multinational biopharmaceutical group, together with his knowledge of scientific research, bring a unique perspective to the Company’s critical efforts to develop reduced-risk products.
Other Directorships and Associations:
Dr. Paulsen is a member of the board of the Pro Universitate of the Christian Albrechts University in Kiel, Germany and a trustee of the Salk Institute of Biological Research in La Jolla, California, USA.

Occupation:
Chairman, Rituals Cosmetics Enterprise B.V.
Chairman, Arica Holding B.V.
Chairman, SFMS B.V.
Committees:
Compensation and Leadership Development, Consumer Relationships and Regulation, Finance, and Nominating and Corporate Governance
ROBERT B. POLET	Director Since: 2011	Age: 66

CAREER HIGHLIGHTS
Rituals Cosmetics Enterprise B.V., a retail cosmetics company
•
Chairman

SFMS B.V., a retail consumer staples company
•
Chairman

Arica Holding B.V., parent holding company of SFMS B.V.
•
Chairman

Safilo Group S.p.A., an eyewear company
•
Chairman, from 2011 to 2017.

Gucci Group, a luxury fashion house
•
President, Chief Executive Officer and Chairman of the Management Board, from 2004 until 2011.

Unilever Group, a multinational consumer goods company
•
26 years in a variety of executive roles, including President of Unilever’s Worldwide Ice Cream and Frozen Foods division, Chairman of Unilever Malaysia, Chairman of Van den Bergh and Executive Vice President of Unilever’s European Home and Personal Care division.

Director Qualifications:
As a chief executive, Mr. Polet was responsible for managing such global luxury brands as Gucci, Bottega Veneta, Yves Saint Laurent, Boucheron, Balenciaga, Sergio Rossi, Alexander McQueen and Stella McCartney. He brings to the Board his considerable entrepreneurial business experience in the global luxury business. Furthermore, he has extensive executive experience overseeing major consumer packaged goods businesses, as well as an extensive knowledge of global markets.
Other Directorships and Associations:
Mr. Polet is a director of Safilo Group S.p.A. and the senior independent director of William Grant & Sons Ltd., a premium spirits company. Mr. Polet served as senior independent director of RELX PLC and RELX NV, providers of information solutions, from 2007 to 2016

P M I 2 0 2 2 P r o x y S t a t e m e n t	31

E L E C T I O N O F D I R E C T O R S
Occupation: Former Group CFO and Executive Board Member, Beiersdorf AG Committees: Audit (Financial Expert) and Finance	DESSI TEMPERLEY	Director Since: 2021	Age: 49

CAREER HIGHLIGHTS
Beiersdorf AG, a manufacturer and retailer of personal-care products and pressure-sensitive adhesives
•
Group Chief Financial Officer and Executive Board Member, from 2018 until her retirement in April 2021.

Nestle S.A., a food & beverage company
•
Head of Investor Relations, CFO of Nestle Purina Petcare EMENA, Head of Global Planning and Performance Analysis, CFO of Nestle South East Europe Zone, Controller for CEE, and Supply Chain Controller NPPE, from April 2004 to June 2018.

Cable & Wireless plc / Cable & Wireless Russia, former telecommunications services company • Finance Manager—Global Capital Investments and Finance Director—Russia & CIS, from 1999 until 2004.

Director Qualifications:
Ms. Temperley is a recently retired global public company Chief Financial Officer with over 25 years of experience across a variety of sectors with several blue-chip multinationals. She has a proven track record of delivering strategic change with strong operational leadership resulting in superior financial results.
Other Directorships and Associations:
In May 2020, Ms. Temperley joined the Board of Directors of Coca-Cola Europacific Partners, a publicly held bottling company, where she also serves on the Audit Committee.
In May 2021, following retirement from her executive career, Ms. Temperley joined the board of Corbion, a public food and biochemical company, where she also serves on the Audit Committee.
In September 2021, Ms. Temperley joined the board of Cimpress, a publicly held company that invests in and operates a wide variety of businesses that use mass customization to configure and produce small quantities of individually customized goods, where she also serves on the Audit Committee.

32	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E L E C T I O N O F D I R E C T O R S
Occupation: Chairman of the Board, Lumenis Ltd. Committees: Finance, Nominating and Corporate Governance, and Product Innovation and Regulatory Affairs	SHLOMO YANAI	Director Since: 2021	Age: 69

CAREER HIGHLIGHTS
Lumenis Ltd., a medical devices company
•
Chairman of the Board, since 2020.

Moelis & Company, an investment bank
•
Senior Advisor, since 2016.

Teva Pharmaceuticals Industries Ltd., a pharmaceutical company
•
President and Chief Executive Officer, from 2007 to 2012.

Adama Industries, a global crop protection company • Chief Executive Officer, from 2002 to 2006.

Director Qualifications:
Mr. Yanai’s extensive experience in the pharmaceuticals industry brings a unique perspective to the Company’s critical efforts to develop and commercialize RRPs, and to advocate for the development of science-based regulatory frameworks for the development and commercialization of such products.
Other Directorships and Associations:
Mr. Yanai is a Board member at Amneal Pharmaceuticals, Inc. Until October 2021, Mr. Yanai also served as a Director of W.R. Grace and Company, a specialty chemicals company. Mr. Yanai was also the Chairman of the Board of Makhteshim Chemical Works Ltd., Agan Chemical Manufacturers Ltd, Milenia Agro Chemicals and Aroma Fine Chemicals Ltd. Mr. Yanai has also served as either Chairman of the board or a board member of the following pharmaceutical companies: Cambrex Corp., Protalix Biotherapeutics, Inc., PDL BioPharm, Inc., Perrigo plc, and Sagent Pharmaceuticals, Inc. Mr. Yanai was also a member of the Board of Elisra Group, an electronic device company, from 2002 to 2005, and Bank Leumi, Israel’s second-largest bank, from 2004 to 2007. Mr. Yanai received Israel’s Medal of Valor in 1973, and served for 32 years with the Israeli Defense Forces in a variety of leadership roles, and retired with the rank of Major General.

P M I 2 0 2 2 P r o x y S t a t e m e n t	33

C O M P E N S A T I O N O F D I R E C T O R S
COMPENSATION OF DIRECTORS
Compensation Philosophy
Directors who are full-time employees of the Company receive no additional compensation for services as a director. The Company’s philosophy is to provide competitive compensation necessary to attract and retain high-quality non-employee directors. The Board believes that a substantial portion of director compensation should consist of equity-based compensation to assist in aligning directors’ interests with the interests of shareholders.
C O M P E N S A T I O N
At his request, Dr. Paulsen serves as a director without compensation. The compensation of all other non-employee directors is set forth in the accompanying chart.
PMI’s non-employee directors’ compensation for 2021 was set at the following levels and continues in effect for 2022:
Annual cash retainer	$125,000
Annual equity award	$175,000
Interim Chairman’s cash retainer*	$100,000
Lead Independent Director cash retainer	$35,000
Committee Chair cash retainer	$35,000
Committee member cash retainer	none
Committee meeting fees	none
Stock Options	none

*
Through May 5, 2021

S H A R E  R E T E N T I O N  R E Q U I R E M E N T
A non-employee director may not sell or otherwise dispose of PMI shares received pursuant to the annual share award (other than shares withheld from the grant to pay taxes) unless he or she continues after the disposition to own PMI shares having an aggregate value of at least five times the then-current annual cash retainer. The Company’s anti-hedging and anti-pledging policies also apply to non-employee directors (see page 50).

34	D e l i v e r i n g a S m o k e - F r e e F u t u r e

C O M P E N S A T I O N O F D I R E C T O R S
The following table presents the compensation received by the non-employee directors for fiscal year 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Bonin Bough	113,195	218,750(a)	0	331,945
Juan José Daboub	82,292	175,000	34,167(b)	291,459
Michel Combes	125,000	175,000	0	300,000
Werner Geissler	160,000	175,000	0	335,000
Lisa A. Hook	160,000	175,000	0	335,000
Jennifer Li(c)	55,556	0	0	55,556
Jun Makihara	160,000	175,000	0	335,000
Kalpana Morparia	160,000	175,000	0	335,000
Lucio A. Noto	256,118	175,000	0	431,118
Frederik Paulsen	0	0	0	0
Dessi Temperley	9,028	0	0	9,028
Robert B. Polet	125,000	175,000	0	300,000
Shlomo Yanai	82,292	175,000	0	257,292

(a)
Mr. Bough joined the Board in February 2021 and received a pro-rated stock award through May 5, 2021 in addition to his full 2021 annual award.

(b)
The amount in the “All Other Compensation” column for Mr. Daboub represents the imputed income to him for expenses related to an event sponsored by the Company.

(c)
Ms. Li did not stand for re-election at PMI’s Annual Meeting of Shareholders. As such, her last day of service on the Board was May 4, 2021.

Non-employee directors may also elect to defer the award of shares of common stock and all or part of the annual and Committee retainers. Deferred fee amounts are “credited” to an unfunded account and may be “invested” in nine “investment choices,” including a PMI common stock equivalent account. These “investment choices” parallel the investment options offered to employees under the PMI Deferred Profit-Sharing Plan and determine the “earnings” that are credited for bookkeeping purposes to a non-employee director’s account.
The Company reimburses non-employee directors (other than Dr. Paulsen) for their reasonable expenses incurred in attending Board of Directors, Committee and shareholder meetings, and other corporate functions, including travel, meals and lodging. Non-employee directors (other than Dr. Paulsen) also are covered by business travel and accident insurance, which the Company maintains for their benefit when they travel on Company business, as well as group life insurance.

P M I 2 0 2 2 P r o x y S t a t e m e n t	35

STOCK OWNERSHIP INFORMATION
STOCK OWNERSHIP INFORMATION
Ownership of Equity Securities
The following table shows the number of shares of common stock beneficially owned as of March 11, 2022, by each director, nominee for director and named executive officer, and the directors, nominees for director and executive officers of the Company as a group. At March 11, 2022, the number of shares of the Company’s common stock outstanding was 1,550,082,073. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown. The beneficial ownership of each director, nominee for director and executive officer, and of the directors, nominees for director and executive officers as a group, is less than 1% of the outstanding shares.
Name	Amount and Nature of Beneficial Ownership(1)
Drago Azinovic	122,597
Emmanuel Babeau	41,740
Bonin Bough	2,472
André Calantzopoulos	800,300
Michel Combes	2,943
Juan José Daboub	1,908
Werner Geissler	76,263
Lisa A. Hook	9,662
Jorge Insuasty	24,690
Jun Makihara	22,355
Kalpana Morparia	20,755
Martin G. King	128,463
Lucio A. Noto	123,688
Jacek Olczak	251,807
Frederik Paulsen	0
Robert B. Polet	22,284
Dessi Temperley	0
Stefano Volpetti	0
Frederic de Wilde	153,010
Shlomo Yanai	1,839
Group (27 persons)	2,068,528

(1)
Includes shares of deferred stock as follows: Mr. Bough, 2,471; Mr. Combes 1,909; Ms. Hook, 9,622; Mr. Makihara, 18,995; Mr. Noto, 84,110. Also includes 39,281 shares held in trust for Mr. Noto as to which he has not disclaimed beneficial ownership. Also includes 1,360 shares indirectly beneficially owned by Mr. Makihara (shares held by spouse).

36	D e l i v e r i n g a S m o k e - F r e e F u t u r e

STOCK OWNERSHIP INFORMATION
In addition to the shares shown in the table above, as of March 11, 2022, those directors who participate in the Company’s director deferred fee program had the following PMI share equivalents allocated to their accounts: Mr. Makihara, 16,025 and Mr. Noto, 123,876. See “Compensation of Directors” on page 34 for a description of the deferred fee program for directors.
The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common stock as of December 31, 2021.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	126,627,443(1)	8.1%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	94,109,468(2)	6.0%
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	80,459,730(3)	5.2%

(1)
According to a Schedule 13G/A, dated February 9, 2021, filed with the U.S. Securities and Exchange Commission on February 10, 2022, by The Vanguard Group presenting the number of shares as of December 31, 2021.

(2)
According to a Schedule 13G/A, dated February 2, 2022, filed with the U.S. Securities and Exchange Commission on February 3, 2022, by BlackRock, Inc., presenting the number of shares as of December 31, 2021.

(3)
According to a Schedule 13G/A, filed with the U.S. Securities and Exchange Commission on February 11, 2022, by Capital World Investors, presenting the number of shares as of December 31, 2021.

Delinquent Section 16(a) Reports
The Company believes that during 2021 all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Exchange Act were filed on a timely basis, except that one report on Form 4 reporting an award of 9,785 RSUs and another award of 9,785 RSUs to Mr. Insuasty was inadvertently reported by the Company on Form 3, resulting in the Form 4 being filed late.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

Our Compensation Discussion and Analysis outlines:
1.
The design of our executive compensation program, and the objectives and principles upon which they are based. (See Pages 39-43)

2.
Our 2021 performance, and the resulting decisions of the Compensation and Leadership Development Committee to reflect that performance in setting compensation for our CEO and the other named executive officers. (See Pages 44-48)

C D & A  T A B L E  O F  C O N T E N T S
Compensation and Leadership Development Committee	39
Program Design, Philosophy and Objectives	39
Target Compensation Mix	42
2021 Company Performance and Targets	44
Additional Compensation Policies and Processes	49
Compensation and Leadership Development Committee Report	52
Summary Compensation Table	53

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Compensation and Leadership Development Committee
The Compensation and Leadership Development Committee consists entirely of non-management directors, all of whom our Board has determined are independent within the rules and regulations of the SEC, the meaning of independence under the listing standards of the New York Stock Exchange and our Corporate Governance Guidelines. Its responsibilities are described on page 10 above and set forth in the Compensation and Leadership Development Committee Charter, which is available on the Company’s website at www.pmi.com/who-we-are/corporategovernance/board-committees.
The members of the Committee are: Werner Geissler (Chair), Juan José Daboub, Lisa A. Hook, Jun Makihara, Lucio A. Noto, and Robert B. Polet. The Committee met five times in 2021. The Chair of the Committee, in consultation with the other members, sets meeting agendas. The Committee reports its actions and recommendations to the Board.
Program Design, Philosophy and Objectives
Our compensation and benefits program supports our business, financial, and strategic objectives. Each component of our program is designed to achieve one or more of the following objectives:
1	to support our ability to attract, develop and retain world-class leaders in a controversial industry;	2	to align the interests of executives and shareholders;	3	to reward performance against pre-established objectives;	4	to support long-term business growth, superior financial results, sustainability efforts, societal alignment and integrity of conduct;	5	to promote internal fairness and a disciplined assessment of performance; and	6	to align executive incentives with our risk management objectives.
These objectives provide the framework for the various components of compensation and benefits to our executives and take into account the specific nature of our business. Together, these elements form an aggregate package that is intended to be appropriately competitive.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
The design of the overall compensation package for our executive officers encompasses the following features:
1	A MIX OF FIXED AND “AT-RISK” COMPENSATION The higher the organizational level of the executive, the lower the fixed component of the overall compensation and benefits package.
2	A MIX OF ANNUAL AND LONG-TERM COMPENSATION AND BENEFITS To appropriately reward the achievement of both annual and long-term goals and objectives.
3
A MIX OF CASH AND DEFERRED EQUITY COMPENSATION
That seeks to discourage actions that are solely driven by the Company’s share price at any given time to the detriment of PMI’s long-term strategic goals.

4
AN OPTIMAL BALANCE OF EQUITY COMPENSATION
Comprising both performance-based and time-based awards, without using stock options, and with significant share ownership requirements, to align the interests of executives and shareholders, while remaining mindful of the potentially dilutive nature of equity compensation on shareholder value.

In 2015, the Committee substantially revised our executive compensation program. Our shareholders have overwhelmingly supported the new compensation program, with our say-on-pay proposal receiving more than 91% approval since 2016. In 2021, our shareholders approved our say-on-pay proposal by a vote of 91.11%. Our 2017 Performance Incentive Plan was also approved by a vote of 96.18%. Based on this support and its own satisfaction with the current compensation program, the Committee determined not to make any substantial modifications to the program in 2022, other than to further reflect the Company’s commitment to having sustainability at the core of its corporate strategy by introducing a sustainability index as one of our performance metrics under equity awards.
The Committee reviews data from the local market and our Peer Group (see page 49), but does not target total direct compensation at a specific percentile of the market. Instead, the Committee sets total direct compensation at levels that it believes necessary to attract and retain talented executives in a controversial industry, and remain competitive with other consumer product companies.

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The three components of total direct compensation for our executive officers are: (i) base salary; (ii) annual performance-based variable cash awards; and (iii) variable equity awards. We also provide our executives retirement benefits and limited perquisites. Our total direct compensation program emphasizes pay-for-performance, and the one component that is fixed for a given year, base salary, constitutes the smallest portion of executive compensation for salary grades 26 and above. See page 42 for the target compensation mix of our NEOs in 2021. The key characteristics and key objectives of each component of our compensation program as it applies to our NEOs are as follows:
Component	Purpose	Key Objectives	How it is determined
BASE SALARY	Fixed component of cash compensation.	Intended to provide sufficient competitive base pay to attract, develop and retain world-class leaders.	Reflects the scope of the executive’s role, his or her performance and market pay practices.
INCENTIVE COMPENSATION (IC) AWARDS	Annual performance-based variable cash award for meeting or exceeding performance goals pre-established by the Committee.	Intended to motivate executives to meet or exceed our performance goals and strategic objectives in a given fiscal year.	The Company’s incentive compensation (“IC”) performance rating is determined by a fixed formula that measures the Company’s results against performance targets pre-established and pre-weighted by the Committee (see pages 44-46). The final award is determined by multiplying the executive’s base salary by the IC performance rating and by the executive’s IC target and individual performance rating.
EQUITY AWARDS	Long-term variable equity awards contribute to all six of the Committee’s program design objectives while minimizing share dilution and protecting against excessive risk taking.	Intended to motivate our executives to produce results that enhance sustainable shareholder value and strengthen the Company over the long term.
Amount of each award is determined by multiplying the executive’s base salary by the target percentage for that salary grade, and then by the executive’s individual performance rating for the most recently completed year, plus or minus ten percentage points.
•
Between 55%-60% of the February 2022 award was in the form of PSUs that vest at the end of the 2022-2024 performance cycle in amounts that depend on the degree to which pre-established and pre-weighted performance goals are achieved or exceeded (see pages 46-48).

•
Between 40%-45% of the February 2022 award was in the form of RSUs that vest at the end of the three-year cycle (assuming continued employment).

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Target Compensation Mix
We set target compensation mix by salary grade. Other than the CEO, in 2021 all of our NEOs were in salary grades 22, 25 and 26. Our CEO is the only employee in salary grade 28, and we do not have any employees in salary grade 27. The target compensation mix for 2021 and for 2022 is shown in the following charts. Mr. Insuasty will be promoted to salary grade 23 effective April 1, 2022.

## GRADE 28

SALARY 11%
IC 22%
EQUITY 67%

## GRADE 26

SALARY 20%
IC 25%
EQUITY 55%

## GRADE 25

SALARY 27%
IC 27%
EQUITY 46%

## GRADE 23

SALARY 30%
IC 28%
EQUITY 42%

## GRADE 22

SALARY 32%
IC 29%
EQUITY 39%

Mr. Calantzopoulos was removed from the company’s salary grade structure following his appointment as Executive Chairman. In that role he is not eligible for an annual cash incentive award and the Committee has set his equity award target at 300% of his base salary, split 60% PSUs and 40% RSUs.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Incentive and Equity Awards: In February 2022, the Committee granted PSUs for the 2022-2024 performance cycle and RSUs with a three-year vesting schedule. It also established performance targets for the 2022 annual incentive compensation awards that are payable in February 2023. Award targets as a percentage of base salary for our named executive officers are as follows:
	2022 Cash Incentive Target as % of Base Salary(1)	2022-24 PSUs Target as % of Base Salary (55% — 60% of total Equity Award)(2)	2022 RSUs Target as % of Base Salary (40% — 45% of total Equity Award)(3)
André Calantzopoulos CEO / Executive Chairman(4)	0%	360% / 180%	240% / 120%
Jacek Olczak COO / CEO(4)	200%	165% / 360%	110% / 240%
Emmanuel Babeau	125%	165%	110%
Drago Azinovic	100%	105%	70%
Frederic de Wilde	100%	105%	70%
Jorge Insuasty	95%	66%	54%
Stefano Volpetti	100%	105%	70%

(1)
Possible award range is between 0% and 225% of target.

(2)
Possible award grant range is between 0% and 150% of target; between 0% and 200% of PSUs granted may vest, depending on performance versus criteria established at the time of grant.

(3)
Possible award grant range is between 0% and 150% of target.

(4)
2022 PSUs and RSUs granted to Messrs. Calantzopoulos and Olczak were pro-rated to reflect the different positions they each held during 2021.

The portion of the equity award attributable to the Executive Chairman role is fixed at target. The Committee may propose to adjust this award based on the evaluation of the Executive Chairman’s performance for further approval by the Board.
Use of PSUs and RSUs Versus Stock Options: We grant equity awards in the form of RSUs and PSUs, rather than stock options, because these forms of awards:
•
establish a relationship between our cost and the value ultimately delivered to our executives that is more direct and more visible than is the case with stock options; and

•
require the use of substantially fewer shares than stock options to deliver equivalent value, resulting in an annual Company run rate in 2021 of 0.14% (the sum of all equity awards to non-employee Directors and RSUs granted to employees during the period, plus the number of all PSUs vested during the period, divided by the weighted average number of shares outstanding during the period), and a total 2021 year-end overhang of 0.40% (number of unvested RSUs plus unvested PSUs at target as a percentage of all shares outstanding at year-end).

Our run rate and overhang each compares favorably to those of our Peer Group.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
2021 Company Performance and Targets
INCENTIVE COMPENSATION AWARDS
Quantitative Performance Targets: The Committee determined the 2021 IC Award performance rating based on 2021 results versus performance metrics pre-established by the Committee. For terms not otherwise defined in this section, see the Glossary of Terms in Exhibit D.
2021 Results: We exceeded our targets for organic growth of adjusted OI and adjusted net revenues, as well as the currency-neutral growth of our operating cash flow. Smoke-Free (HTU) Shipment Volume was on target.
Share of Top 30 OI Markets: We registered a growing or stable market share in 14 of our Top 30 OI markets, which was below our target of 16 markets.
Smoke-Free (“HTU”) Shipment Volume: Shipments of 95.0 billion units grew by 24.8% and were on target of 93.0 to 96.0 billion.
Adjusted Net Revenues*: Adjusted Net revenues of $31.7 billion grew by 7.6% compared to 2020, on an organic basis, above our target of 4.4% to 5.2%.
Adjusted OI*: Adjusted OI of $13.5 billion grew by 13.0% on an organic basis, above our target of 8.5% to 10.0%.

Operating Cash Flow*: Operating cash flow of $12.0 billion increased by 13.8% on a currency-neutral basis, above our target of 4.5%.
*
For a reconciliation of non-GAAP to the most directly comparable U.S. GAAP financial measures, see Exhibit C to this proxy statement.

2021 Quantitative Performance Target Achievement: The Committee employed the following pre-established matrix that assigned a rating of 100 correlating to attaining the targeted performance. Ratings for each factor could range from 0 to 150. The percentages indicated for adjusted net revenues, adjusted OI, and operating cash flow represent growth versus 2020 results. Actual results are shown in the blue boxes.
2021 IC Performance Versus Target
Target
Rating:	0…	30	40	50	60	70	80	90	100	105	115	125	136	140	142	150
Growth Measure(a)
Market Share (Top 30 OI(b) Markets)	<7	7	8	9	10	11	12	14	16	17	19	21	23	24	24	25
Smoke-Free (HTU) Shipment Volume	<83.3	83.3	84.3	85.3	86.3	87.0	88.0	91.0	93.0 - 96.0	96.3	97.0	98.3	100.8	102.0	102.6	105.0
Adjusted Net Revenues(c)	<2.0%	2.0%	2.3%	2.5%	2.9%	3.1%	3.3%	4.0%	4.4% - 5.2%	5.4%	5.6%	6.2%	7.0%	7.4%	7.6%	8.4%
Adjusted OI(c)	<2.6%	2.6%	4.35	5.1%	5.7%	6.3%	7.0%	8.2%	8.5% - 10.0%	10.2%	10.8%	11.6%	13.0%	13.7%	14.1%	15.6%
Operating Cash Flow(d)	<(4.7)%	(4.7)%	(3.7)%	(2.7)%	(1.7)%	(0.6)%	0.4%	2.4%	4.5%	5.0%	6.0%	7.5%	9.8%	10.6%	11.0%	12.6%	13.8%

Strategic Priorities and Enablers	Key Initiatives missed 0 - 79							Mostly/ all accomplished 80 - 120						Majority/ all exceeded 121 - 150

(a)
For a reconciliation of non-GAAP to the most directly comparable U.S. GAAP financial measures, see Exhibit C to this proxy statement.

(b)
Number of Top 30 OI markets (reflecting the deconsolidation of RBH) in which total share of the heated tobacco units and cigarettes was growing or stable.

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(c)
Organic growth.

(d)
Net cash provided by operating activities, excluding currency.

Qualitative Performance Target and Analysis: The Committee also rated our performance on the following six key strategic priorities and four enablers that the Committee pre-set in February 2021, based on a ratings range of 0-79 if they were missed, 80-120 if they were mostly or all accomplished, and 121-150 if the majority or all of them were exceeded:

Strategic Priorities	Strategic Enablers
•
Grow current RRP platforms to scale by building a superior portfolio across segments, IQOS brand equity, a quality consumer experience across digital and physical touchpoints at scale, and geographic expansion;

•
Maintain leadership in our conventional business through continued brand development and selective innovation;

•
Develop our long-term product and ecosystem portfolio for future growth, and drive material and measurable progress for our key sustainability strategies, ensuring transparent and clear sustainability reporting and disclosure**;

•
Build global societal support for RRPs through advocacy and obtain regulatory and fiscal measures that allow adult smokers to learn about, and convert to, our RRPs faster;

•
Achieve cost and cash leadership by improving productivity to reinvest in RRP expansion; and

•
Deliver launch and service agility.

•
Consumer centricity: Roll out a consumer-centric organization, consumer journey framework, measurement of consumer satisfaction and rapid feedback loops into product and service development;

•
Digitalized business model: Roll out a digital platform across markets to rapidly scale awareness, engagement, conversion and customer care;

•
People, culture, ways of working and organization: Evolve the organization and ways of working to attract, retain, manage and reward top talent, and increase agility by adopting a project-based organization, agile working methods and zero-based organization principles; and

•
Real-time communication: Develop a real-time communication engine to engage with adult consumers, key opinion leaders and regulators to shape the dialogue in real time.

**
The term “materiality,” “material,” and similar terms, when used in the context of economic, environmental and social topics, are defined in the referenced sustainability standards, and are not meant to correspond to the concept of materiality under the U.S. securities laws and/or disclosures required by the U.S. Securities and Exchange Commission.

As a result of this evaluation, the Committee concluded that the Company had mostly accomplished its strategic objectives and assigned a strategic priorities and enablers rating of 115.
2021 IC Award Certification: Our performance rating for each quantitative and qualitative factor was weighted in accordance with the pre-established formula shown below to produce an overall IC performance rating of 122, which the Committee used its discretion to round down to 120 due to the loss of market share in a key market. As explained on page 49, this rating applies to our management employees worldwide.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
2021 IC Performance Rating
Measure	Performance Rating	Weight	Weighted Performance Rating
Market Share (Top 30 OI Markets)	90	15%	14
Smoke-Free (“HTU”) Shipment Volume	100	20%	20
Net Revenues	142	15%	21
Adjusted OI	136	15%	20
Operating Cash Flow	150	20%	30
Strategic Priorities and Enablers	115	15%	17
			122
The Committee approved an IC performance rating for 2021 of:
In addition to certifying the IC performance rating, the Committee rated each executive officer’s individual performance during 2021. Individual ratings can range from 0% to 150%. To assure a disciplined, fair and equitable assessment, individual performance ratings were calibrated to reflect each executive’s contribution to the overall results of the Company. Application of the following formula then determined the cash incentive award for each named executive officer in 2021:
2022 IC Awards: For 2022, the Committee determined that the performance metrics used in 2021 continued to reflect the Company’s strategic priorities. The Committee also set performance targets for those metrics. Each of the 2022 financial performance targets reflects the Company’s 2022 budget approved by the Board, with a performance factor of 100 equating to achieving budgeted results in a pre-determined range. To measure the Company’s 2022 performance, the Committee has also established five key strategic levers, which are at the core of the Company’s corporate strategy. The full range of potential results is reflected in a pre-established matrix that will generate an overall IC performance rating for 2022. In addition to pre-establishing a formula for grading our results against the performance factors, the Committee pre-established the weights for each factor.
LONG-TERM EQUITY AWARDS
The Committee establishes the equity award target opportunity for our CEO and each other NEO, with the exception of the Executive Chairman, based on Company targets by salary grade, which are unchanged from the levels established in 2014, and the individual’s performance rating for this award. The Committee grants the individual between 55% and 60% of the award opportunity in the form of performance-based PSUs, and between 40% and 45% in the form of time-based RSUs.
PSU Performance Metric Achievement for 2021: In February 2019, the Committee established three metrics for determining the number of PSUs that would vest at the end of the 2019-2021 performance cycle. The first metric, weighted 50%, was the Company’s Total Shareholder Return (“TSR”) during the three-year cycle relative to the Peer Group and capped at target where negative on an absolute basis. The second measure, weighted 30%, was the Company’s organic

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compound annual adjusted operating income growth rate over the cycle. The final measure, weighted 20%, was the Company’s performance against its transformation metric, defined as RRP shipment volume target during the last year of the performance cycle.
The aggregate of the weighted performance metrics for the three metrics determined the percentage of PSUs that vested at the end of the three-year performance cycle. Each vested PSU entitles the participant to one share of common stock. An aggregate weighted PSU performance factor of 100 would result in the targeted number of PSUs being vested. The minimum percentage of PSUs that could vest was zero, while the maximum was twice the targeted number.
TSR Performance Metric. The TSR performance metric, which determined 50% of the PSU performance factor, was calculated based on the Company’s three-year rolling TSR versus the Company’s Peer Group (see page 49). To adjust for market volatility, the TSR calculations are based on the average of the 20 trading days immediately before the start of the performance cycle and the last 20 trading days of the performance cycle. To reflect that several members of the Peer Group are primarily listed on foreign stock exchanges and report their financial results in different currencies, the Company measures the TSRs for those companies by using the price performance of their publicly traded American Depository Receipts (“U.S. ADRs”). The use of U.S. ADRs avoids the need to adjust the TSRs of non-U.S. Peers to reflect currency changes, and increases transparency by enabling shareholders to directly observe such TSRs. In addition to evaluating our relative TSR, if the Company’s absolute TSR for a performance cycle is zero or less, the Committee will cap the TSR performance metric at target or less. This approach would limit rewards for a performance cycle in which we performed in line with, or better than, the Peer Group, but shareholders did not realize a positive return. The TSR performance factor for the 2019-2021 performance cycle was calculated relative to the Peer Group in accordance with the following schedule:
PMI TSR as a Percentile of Peer Group
	Result	Performance Factor	Actual	Rating
Below Threshold	Below 25th percentile	0%	65th percentile	143%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	85th percentile and above	200%
Adjusted Operating Income Organic Growth Performance Metric. The adjusted operating income organic growth performance metric for the 2019-2021 performance cycle, which determined 30% of the PSU performance factor, was the compound annual organic growth rate of the Company’s adjusted operating income as shown below:
Three-Year Adjusted OI CAGR*
	Result	Performance Factor	Actual	Rating
Below Threshold	<4.0%	0%	9.6%	184%
Threshold	4.0%	50%
Target	7.5%	100%
Maximum	≥10.0%	200%

*
On an organic basis. For a reconciliation of non-GAAP to the most directly comparable U.S. GAAP financial measures, see Exhibit C of this proxy statement.

Transformation Performance Metric. The transformation performance metric for the 2019-2021 performance cycle, which determined 20% of the PSU performance factor, was defined as RRP unit shipment volume in 2021, as shown below:
Three-Year Adjusted OI CAGR*
	Result	Performance Factor	Actual	Rating
Below Threshold	<75.0	0%	95.2	95%
Threshold	75.0	50%
Target	100.0	100%
Maximum	≥120.0	200%

*
Includes heated tobacco units, e-vapor products, nicotine pouches and snus (in equivalent units).

Performance Rating for 2019-2021 PSU Cycle. The overall performance rating for the 2019-2021 PSU award cycle was 146%. Taking into account strong results achieved in RRP shipment volumes despite COVID disruptions in 2020 and 2021, the Committee rounded the result to 150%.
2022-2024 PSU Performance Cycle: In order to more closely align the performance metrics with the Company’s transformation goals, for the PSUs granted in 2022 that will vest in 2025, the Committee established the following

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
performance metrics at what it believes are appropriately ambitious levels that reflect the Board-approved three-year plan. It retained the TSR performance metric defined in the same way as shown on the previous page for the 2019-2021 PSU Performance Cycle, except that the maximum performance factor of 200% would be achieved at the 80th percentile relative to the Peer Group. The second metric is the Company’s currently neutral adjusted compound annual diluted EPS growth rate over the 2022-2024 PSU Performance Cycle, with 0% for growth below 5%, 50% for growth at the threshold level of 5%, 100% for growth at the target level of 8%, and 200% for growth at or above 11%. The final metric is the Company’s Sustainability Index, which consists of two drivers:
•
Product Sustainability: is defined as an aggregation of key performance indicators pertaining to social and environmental impacts generated by the Company’s products; measuring progress on the Company’s efforts to maximize the benefits of smoke-free products, purposefully phase out cigarettes, seek net positive impact in wellness and healthcare, and reduce post-consumer waste; and

•
Operational Sustainability:is defined as an aggregation of key performance indicators pertaining to social and environmental impacts generated by the Company’s business activities; it measures progress on the Company’s efforts to tackle climate change, preserve nature, improve the quality of life of people in its supply chain, and foster an empowered, and inclusive workplace.

The Company’s 2021 Integrated Report, which we expect to publish on or about May 17, 2022, will include more granular information about the Company’s Sustainability Index and its product and operational sustainability components.
The Committee weighted the 2022-2024 performance metrics as follows: TSR, 40%; currency neutral adjusted compound annual diluted EPS growth, 30%; and the Sustainability Index, 30%. In line with the Company’s sustainability materiality assessment and their relative priority level in the context of the Company’s corporate strategy, Product Sustainability is weighted at 20% and Operational Sustainability is weighted at 10%, together amounting to 30% of the total PSU award. The Committee measures performance on these metrics consistent with the way the Company communicates its results, which may include adjustments.
The Committee preserved its discretion to use the following modifier in its certification of the TSR performance metric:
•
The Company’s Total Shareholder Return during the three-year cycle relative to the share performance of certain other tobacco companies may have positive or negative 15 percentage-point impact on TSR performance factor.

PSU Vesting Mechanics. At the end of the three-year performance cycle, the Company’s performance factor for each of the three metrics will be calculated and then weighted, resulting in an overall PSU performance factor from 0% to 200%. This percentage will be applied to the executive’s target PSU award to determine the number of shares of common stock to be issued to the executive.
The Committee may adjust the PSU performance metrics if appropriate to reflect significant unplanned acquisitions or dispositions. The Committee may also adjust the PSU performance metrics in appropriate situations for unusual, impactful events, such as the COVID-19 pandemic or disruptions to operations caused by significant geopolitical events.
The awards granted for each named executive officer reflect our 2021 performance and their individual performance for 2021.

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Additional Compensation Policies and Processes
Peer Group: The Committee uses a single customized peer group both to benchmark its compensation programs and to compare the Company’s TSR when calculating the Company’s PSU performance factor. The following 19 companies, selected in 2015 on the basis of their global presence, focus on consumer products, and similarity to the Company in terms of net revenues and market capitalization, constitute our Peer Group:

•
Altria Group, Inc.

•
Anheuser-Busch InBev SA/NV

•
British American Tobacco p.l.c.

•
The Coca-Cola Company

•
Colgate-Palmolive Co.

•
Diageo plc

•
Heineken N.V.

•
Imperial Brands PLC

•
Japan Tobacco Inc.

•
Johnson & Johnson

•
Kimberly-Clark Corporation

•
The Kraft Heinz Company

•
McDonald’s Corp.

•
Mondelēz International, Inc.

•
Nestlé S.A.

•
PepsiCo, Inc.

•
The Procter & Gamble Company

•
Roche Holding AG

•
Unilever NV and PLC

Factors Mitigating Against Possible Adverse Consequences of Our Compensation Program: Several elements of our compensation program protect against the possibility that compensation incentives might cause employees to take risks that could materially adversely affect the Company. First, our annual incentive compensation and equity awards apply to management employees worldwide, and the award pools for each of those programs are based on company-wide performance measures that cannot be unduly influenced by a particular business unit or group. Second, all employees are rated on the same scale within general guidelines set by the Committee. These ratings are based on individual performance criteria so that no particular group of employees will all receive the same rating. Third, both the company-wide and the individual performance measures are subject to maximum levels that limit the amount of awards.
Furthermore, with respect to the long-term equity component of our compensation program, RSUs generally vest only after three years from the date of grant, and PSUs generally vest to the extent pre-established targets are achieved over a three-year performance cycle. In addition, our executives are subject to share ownership requirements and comprehensive anti-hedging, anti-pledging and clawback policies described in the following four sections.
Share Ownership Requirements: The Company sets share ownership requirements for executives at levels that are among the highest for publicly traded companies. The required ownership levels are as follows:
NEOs	Required Salary Multiple
Salary Grade 28	10 times
Salary Grade 27	6 times
Salary Grade 26	5 times
Salary Grade 25	3 times
Salary Grade 24	3 times
Salary Grade 23	2 times
Salary Grade 22	2 times
Unvested PSUs, which comprise between 55% and 60% of our named executive officers’ equity award, do not count towards the share ownership requirement. Executives are required to meet their ownership levels within five years of joining PMI or within three years of a promotion. As described above, although Mr. Calantzopoulos was removed from the

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Company’s salary grade structure as of May 5, 2021, his share ownership requirement continues to be at 10 times his base salary. The Committee reviews each executive officer’s compliance with the requirements on an annual basis. As of December 31, 2021, all of our named executive officers complied with the share ownership requirements.
Post-Termination Share Holding Period: In addition to these longstanding and rigorous share ownership requirements, the Committee has determined that if any equity award held by an executive officer under the 2017 Performance Incentive Plan vests on an accelerated basis upon such officer’s termination of employment for any reason other than death or disability, the shares acquired must be held for at least one year following such termination.
Anti-Hedging and Anti-Pledging Policies: The Company’s anti-hedging policy prohibits directors, executive officers and other designated employees from purchasing any financial instrument or otherwise engaging in any transaction that is designed to hedge or offset any decrease in the market value of the Company’s shares held by them directly or indirectly, including prepaid variable forward contracts, equity swaps, collars and exchange funds, and other transactions with comparable economic consequences. The foregoing does not prohibit trading in broad-based index funds.
Directors, executive officers and designated employees are also prohibited from engaging in short sales related to the Company’s shares.
The Company’s anti-pledging policy prohibits directors and executive officers from pledging the Company’s shares, including holding shares in a margin account.
Clawback Policy Regarding the Adjustment or Recovery of Compensation: Under our Board-approved policy and as set forth in each named executive officer’s equity award agreement, if the Board or an appropriate Committee of the Board determines that, as a result of fraud, misconduct, a restatement of our financial statements, or a significant write-off not in the ordinary course affecting our financial statements, an executive has received more compensation than would have otherwise been paid, the Board or the assigned Committee shall take action as it deems necessary or appropriate to address the events that gave rise to the fraud, misconduct, write-off or restatement, and to prevent its recurrence. Such action may include, to the extent permitted by applicable law, requiring partial or full reimbursement of any incentive compensation paid to the executive, causing the partial or full cancellation of equity awards, adjusting the future compensation of such executive, and dismissing or taking legal action against the executive, in each case as the Board or such Committee determines to be in the best interests of the Company.
Role of the Committee in Executive Compensation:The role of the Committee is to discharge the Board’s responsibilities relating to executive compensation matters. In this regard, the Committee is responsible for the development and administration of our executive compensation and benefits program, in furtherance of which the Committee has the authority and responsibility to:
•
review and approve corporate goals and objectives relevant to the compensation of the CEO and Executive Chairman, to evaluate the performance of the CEO and Executive Chairman in light of these goals and objectives, and determine and approve the compensation of the CEO based on this evaluation, and recommend to the Board for approval the compensation of the Executive Chairman, based on this evaluation;

•
set senior executive compensation and make recommendations to the Board with respect to incentive compensation plans and equity-based plans, administer and make awards under such plans and review the cumulative effect of its actions;

•
review and approve compensation of all executive officers;

•
oversee the management of risks related to compensation design and payout;

•
monitor compliance by executives with the Company’s share ownership requirements; and

•
review and assist the Board with the development of executive succession plans.

In fulfilling these duties, the Committee is supported by our Global Head of People & Culture and his department, the Committee’s executive compensation consultant and other outside legal, financial and compensation advisors, where appropriate.
Role of the CEO in Executive Compensation: Our CEO makes recommendations to the Committee with respect to the compensation of executive officers other than himself. The Committee reviews and discusses the compensation of these officers with the CEO, and the Committee makes the final compensation decisions with respect to these executive officers. The CEO makes no recommendation and has no role in setting any aspect of his own compensation; he does not attend any Committee meetings when any element of his compensation is discussed.
Role of the Executive Chairman in Executive Compensation: The Committee reviews and discusses the compensation of the CEO with the Executive Chairman, and the Committee makes the final compensation decision with respect to the CEO. In addition, the Executive Chairman makes no recommendation and has no role in setting any aspect of his own compensation; he does not attend any Committee meetings when any element of his compensation is being discussed.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Role of Compensation Consultants: During 2021, the Committee retained the services of Frederic W. Cook & Co., an independent compensation consulting firm (“Cook”), to advise the Committee with respect to the compensation of the CEO and other executives. In addition, Cook provided input into the design of our compensation and benefit programs and evolving regulatory and executive compensation market trends.
Consistent with the requirements of its charter to assess the independence of the compensation consultant, the Committee has reviewed and considered:
•
the services the senior advisor of the Cook consulting team performed for the Committee during 2021;

•
the fees paid by the Company as a percentage of Cook’s total revenue;

•
the senior advisor’s ownership of the Company’s stock, of which he has none;

•
the conflicts of interest policies and procedures of Cook;

•
the relationships among the Company, its executive officers and the Committee members, and Cook; and

•
the quality and objectivity of the services provided to the Committee.

Other than obtaining advice on executive and director compensation, the Company has no relationship with the senior advisor from Cook or his firm, and the Committee regards them as independent.
Compensation and Leadership Development Committee Interlocks and Insider Participation: No member of the Committee at any time during 2021 had any relationship with the Company that would be required to be disclosed as a related person transaction or as a compensation committee interlock.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Compensation and Leadership Development Committee Report
The Compensation and Leadership Development Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and Leadership Development Committee:
Werner Geissler, Chair Juan José Daboub Lisa A. Hook Jun Makihara Lucio A. Noto Robert B. Polet
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Summary Compensation Table
The following table sets forth information concerning the cash and non-cash compensation awarded by PMI to our named executive officers: the Chief Executive Officer, the Chief Financial Officer, our former Chief Executive Officer serving now as Executive Chairman, the three most highly compensated officers serving as executive officers on December 31, 2021, and two additional officers who were among the most highly compensated officers during 2021, but who were not executive officers on December 31, 2021. These amounts are based on the compensation earned by these officers while employed by PMI for each year. The compensation for Messrs. Babeau, de Wilde, and Volpetti for 2019 and for Messrs. Azinovic, and Insuasty for 2020 and 2019 is not shown because they were not named executive officers for those years.
Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value (4) ($)	All Other Compensation (5) ($)	Total Compensation ($)
André Calantzopoulos,	2021	1,311,589		12,331,239	1,683,415	—	22,867	15,349,110
Executive Chairman	2020	1,665,141		12,024,210	3,367,745	4,857,081	22,621	21,936,798
	2019	1,525,542		9,752,500	5,491,500	5,303,609	51,909	22,125,060
Jacek Olczak,	2021	1,427,758		4,713,468	3,617,484	781,194	17,664	10,557,568
Chief Executive Officer (6)	2020	1,281,619		4,371,767	1,838,611	3,456,211	14,341	10,962,549
	2019	1,168,771		3,156,689	2,617,361	5,097,025	15,558	12,055,404
Emmanuel Babeau,	2021	1,312,514		4,320,696	2,169,871	1,141,868	49,413	8,994,362
Chief Financial Officer	2020	852,155		8,814,207	1,129,213	1,015,118	69,748	11,880,441
Drago Azinovic,	2021	926,193		2,104,727	1,222,356	—	31,555	4,284,831
President, Middle East & Africa Region and PMI Duty Free
Frederic de Wilde,	2021	927,586		2,418,278	1,277,918	—	16,787	4,640,569
President, European Union Region	2020	903,477		2,216,885	992,600	2,479,770	27,511	6,620,243
Stefano Volpetti,	2021	984,604		2,249,550	1,301,922	—	31,877	4,567,953
President Smoke-Free Products Category & Chief Consumer Officer (7)	2020	958,843	213,038	2,003,297	1,057,201	2,233,857	24,002	6,490,238
Jorge Insuasty,	2021	765,541	656,168	2,586,416	911,358	279,982	117,531	5,316,996
Chief Life Sciences Officer (8)
Martin G. King,	2021	622,747		1,584,371	740,825	—	1,847,956	4,795,899
Retired CEO, PMI America	2020	903,481		1,489,468	776,813	2,944,363	164,730	6,278,855
	2019	853,388		1,362,354	1,120,587	3,086,363	191,964	6,614,656

(1)
The 2021 base salaries are converted to U.S. dollars using an average conversion rate for 2021 of $1.00 = 0.9144 CHF. Average conversion rates for 2020 and 2019 were $1.00 = 0.9388 CHF and 0.9939 CHF, respectively. Year-to-year variations in the salaries and other amounts reported for our officers result in part from year-to-year variations in exchange rates. For Mr. King, the salary reflects amounts paid through his early retirement on August 31, 2021.

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(2)
The amounts shown in this column represent the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The number of shares awarded in 2021, together with the grant date fair values of each award, is disclosed in the Grants of Plan-Based Awards During 2021 table on page 57.

The assumptions used in the calculation of the grant date fair value of PSUs awarded in 2021 under the 2017 Performance Incentive Plan are described in Item 8, Note 9. Stock Plans, to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The table below provides the grant date fair value of PSUs awarded in 2021 that are subject to maximum performance conditions for each of our NEOs, assuming the maximum level performance is achieved.
Name	2021 PSUs Maximum Value at 200% ($)
André Calantzopoulos	15,473,434
Jacek Olczak	5,913,719
Emmanuel Babeau	5,421,215
Drago Azinovic	2,208,915
Frederic de Wilde	2,539,701
Stefano Volpetti	2,822,707
Jorge Insuasty	1,150,400
Martin G. King	1,988,391

(3)
The 2021, 2020 and 2019 annual incentive compensation awards are converted to U.S. dollars using year-end conversion rates of $1.00 = 0.9125 CHF, 0.8811 CHF and 0.9671 CHF, respectively. Mr. King’s award is pro-rated through his early retirement date of August 31, 2021.

(4)
The amounts shown reflect the change in the present value of benefits under the pension plans listed in the Pension Benefits table. The amounts for all of our named executive officers with the exception of Messrs. Olczak, Babeau, and Insuasty are shown as $0 due to a decrease in present value of pension benefits in 2021. The decrease was significantly driven by the mandated use of higher interest rates to discount projected future benefits and the impact of exchange rates between USD and CHF. Such decreases would reverse in the event lower interest rates are used in future periods. The aggregated amount of decrease is as follows: Mr. Calantzopoulos, ($1,085,761); Mr. Azinovic, ($900,134); Mr. de Wilde, ($722,477); Mr. Volpetti, ($751,760); and Mr. King ($265,773). The increase in the present value of pension benefits for Mr. Olczak is attributable to his salary increase following his appointment as Chief Executive Officer on May 5, 2021. The increase in the present value of pension benefits for Mr. Babeau is attributable to his purchase of additional service credit of 1.08 years in the amount of $178,811, funded fully by him with no Company contribution; as described on page 64, the Swiss law permits participants in a pension plan to make additional voluntary contributions to the pension plan to compensate for missing years of credited service.

(5)
Details of All Other Compensation for each of the named executive officers appear on the following page.

(6)
Mr. Olczak’s base salary for 2022 has been increased 3.7% by the Committee to CHF 1,400,000 (or $1,517,204).

(7)
Mr. Volpetti, who commenced employment with us in 2019, received the third and fourth installments of his cash sign-on bonus during 2020. The amounts are converted to U.S. dollars using average conversion rate for 2020 of $1.00 = 0.9388 CHF.

(8)
Mr. Insuasty, who commenced employment with us in 2021, received his cash sign-on bonus in two installments during the year. The amounts are converted to U.S. dollars using average conversion rate for 2021 of $1.00 = 0.9144 CHF. Mr. Insuasty was not deemed an executive officer at December 31, 2021 due to the Board’s reassessment of whom at the company it deems to be executive officers in accordance with the defined term “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
All Other Compensation
Name and Principal Position	Year	International Assignments (a) ($)	Personal Use of Company Aircraft (b) ($)	Car Expenses (c) ($)	Tax Preparation Services (d) ($)	Early Retirement Payments (e) ($)	Totals ($)
André Calantzopoulos,	2021	—	—	21,227	1,640	—	22,867
Executive Chairman	2020	—	—	21,023	1,598	—	22,621
	2019	—	30,110	20,290	1,509	—	51,909
Jacek Olczak,	2021	—	—	17,664	—	—	17,664
Chief Executive Officer	2020	—	—	14,341	—	—	14,341
	2019	—	—	15,558	—	—	15,558
Emmanuel Babeau,	2021	14,883	—	34,530	—	—	49,413
Chief Financial Officer	2020	50,889	—	18,859	—	—	69,748
			—
Drago Azinovic,	2021	—	—	27,727	3,828	—	31,555
President, Middle East & Africa Region and PMI Duty Free
Frederic de Wilde,	2021	—	—	15,147	1,640	—	16,787
President, European Union Region	2020	—	—	25,913	1,598	—	27,511
Stefano Volpetti,	2021	—	—	30,237	1,640	—	31,877
President Smoke-Free Products Category & Chief Consumer Officer	2020	—	—	22,404	1,598		24,002
Jorge Insuasty,	2021	103,603	—	13,928	—	—	117,531
Chief Life Sciences Officer
Martin G. King,	2021	174,932	—	16,696	—	1,656,328	1,847,956
Retired CEO, PMI America	2020	129,561	—	24,783	10,386	—	164,730
	2019	159,328	—	18,550	14,086	—	191,964

(a)
The amounts shown for Mr. King include payments or reimbursements made pursuant to PMI’s Long-Term Assignment Guidelines, which are designed to facilitate the relocation of employees to positions in other countries by covering expenses over and above those that the employees would have incurred had they remained in their home countries. International assignments and relocations provide a key means for the Company to meet its global employee development and resource needs, and the Long-Term Assignment Guidelines ensure that employees have the necessary financial support to help meet cost differences associated with these assignments. The Long-Term Assignment Guidelines cover housing, home leave, relocation, education expenses and tax and social security equalization, as well as other program allowances. Currently, there are approximately 485 participants in the program. The amounts shown for Messrs. Babeau and Insuasty include payments and reimbursements made pursuant to PMI’s New Hire from Abroad Guidelines, which are designed to facilitate the relocation of our new hires, when they are hired from a different country than their work location. In addition, for Mr. Insuasty the amounts include additional temporary relocation benefits, provided as part of his contractual arrangements, in order to facilitate his transition when joining us.

(b)
The amounts shown are the incremental cost of personal use of Company aircraft to PMI, and include the cost of trip-related crew hotels and meals, in-flight food and beverages, landing and ground handling fees, hourly maintenance contract costs, hangar or aircraft parking costs, fuel costs based on the average annual cost of fuel per hour flown, and other smaller variable costs. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, depreciation, maintenance not related to personal trips, and flight crew salaries) are not included. For 2021, Mr. Calantzopoulos reimbursed the Company for his personal usage of Company aircraft; he is responsible for his own taxes on any imputed taxable income resulting from personal use of Company aircraft.

(c)
Amounts shown for Messrs. Calantzopoulos and Olczak include the incremental cost of personal use of driver services that PMI provided for reasons of security and personal safety. With respect to Messrs. Calantzopoulos, Olczak, Babeau, Azinovic, de Wilde, Volpetti, Insuasty, and King amounts include the cost, amortized over a five-year period in 2021, and a six-year period in 2020 and 2019, respectively, of a vehicle, including insurance, maintenance, repairs and taxes. Executives are responsible for their own taxes on any imputed taxable income resulting from car expenses. The 2021 amounts for Mr. King include the car allowance benefits. Amounts that were paid or incurred in currency other than U.S. dollars are converted to U.S. dollars using an average conversion rate for 2021 of $1.00 = 0.9144 CHF.

(d)
The tax preparation services are pursuant to PMI policies that apply to all Swiss payroll-based management employees. The amounts shown are converted to U.S. dollars using an average conversion rate for 2021 of $1.00 = 0.9144 CHF.

(e)
The payments in connection with Mr. King’s early retirement include the payment of a severance lump sum of $1,386,161. Mr. King elected to transfer part of his severance payment of $429,813 to the FTR Foundation, a welfare institution providing disability and death lump sum insurance and supplemental benefits to retirees from the Swiss Pension Funds in relation to early retirements. Mr. King is provided with a transitory benefit from FTR until he reaches age 58. The retirement benefits from the Swiss Pension Funds will commence on June 1, 2022. During the transitory period, Mr. King will continue to contribute to the Swiss Pension Funds. The amount reported also includes holiday equivalent payment of $228,374, cash payment in lieu of outplacement services of $38,276, and tax preparation services related to early

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retirement. The amounts shown are converted to U.S. dollars using an average conversion rate for 2021 of $1.00 = 0.9144 CHF. Any variations in the amounts reported previously result from the impact of the exchange rate between USD and CHF. The early retirement agreement for Mr. King is described on page 67.
The following are the specific amounts paid by the Company under the International Assignments:
Name and Principal Position	Year	Relocation ($)	Tax and Social Security Equalization (a) ($)	Other Program Allowances (b) ($)	Totals ($)
Emmanuel Babeau,	2021	648	4,529	9,706	14,883
Chief Financial Officer	2020	43,049	—	7,840	50,889
Jorge Insuasty,	2021	84,518	19,085	—	103,603
Chief Life Sciences Officer
Martin G. King,	2021	47,367	110,639	16,926	174,932
Retired CEO, PMI America	2020	84,725	40,743	4,093	129,561
	2019	4,322	151,310	3,696	159,328
Amounts that were paid or incurred in currency other than U.S. dollars are converted to U.S. dollars using an average conversion rate for 2021 of $1.00 = 0.9144 CHF.
(a)
The tax and social security equalization payments made pursuant to PMI’s Long-Term Assignment Guidelines are to ensure that an assignee’s income tax and social security liability is approximately the same as if he or she had not accepted a long-term international assignment. The payments made pursuant to PMI’s New Hire from Abroad Guidelines aim to offset the incremental tax and social security liability resulting from temporary relocation benefits. Payments for tax equalization often occur in years following the actual tax year. The Company has covered the excess taxes and social security on behalf of Messrs. Babeau, Insuasty, and King pursuant to our assignment tax principle.

(b)
Other Program Allowances include tax preparation services paid by the Company under the PMI’s Long-Term Assignment and New Hire from Abroad Guidelines.

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Grants of Plan-Based Awards During 2021
		Estimated Possible Payouts Under Non-Equity Annual Incentive Plan (1)			Estimated Future Payouts Under Equity Incentive Plan (2)			All Other Stock Awards: Number of Shares of Stock or Units (5) (#)	Grant Date Fair Value of Stock Awards ($)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
André	2021	—	1,169,037	2,630,333
Calantzopoulos,	2/4/2021				42,100	84,200	168,400		7,736,717
Executive Chairman	2/4/2021							56,130	4,594,522
Jacek Olczak,	2021	—	2,512,141	5,652,317
Chief Executive Officer	2/4/2021				16,090	32,180	64,360		2,956,859
	2/4/2021							21,460	1,756,609
Emmanuel Babeau,	2021	—	1,643,841	3,698,642
Chief Financial Officer	2/4/2021				14,750	29,500	59,000		2,710,608
	2/4/2021							19,670	1,610,088
Drago Azinovic,	2021	—	926,027	2,083,561
President, Middle	2/4/2021				6,010	12,020	24,040		1,104,458
East & Africa Region	2/4/2021							8,010	655,659
and PMI Duty Free	2/4/2021(3)							4,210	344,610
Frederic de Wilde,	2021	—	926,027	2,083,561
President, European	2/4/2021				6,910	13,820	27,640		1,269,851
Union Region	2/4/2021							9,220	754,704
	2/4/2021(3)							4,810	393,723
Stefano Volpetti,	2021	—	986,305	2,219,186
President, Smoke-Free	2/4/2021				7,680	15,360	30,720		1,411,354
Products Category & Chief Consumer Officer	2/4/2021							10,240	838,196
Jorge Insuasty,	2021	—	690,422	1,553,450
Chief Life Sciences	2/4/2021				3,130	6,260	12,520		575,200
Officer	2/4/2021							5,120	419,098
	1/4/2021(4)							19,570	1,592,118
Martin G. King,	2021	—	926,032	2,083,572
Retired CEO, PMI	2/4/2021				5,410	10,820	21,640		994,196
America	2/4/2021							7,210	590,175

(1)
The estimated possible payouts for Messrs. Calantzopoulos and Olczak are prorated to reflect the different roles during 2021. The estimated possible payouts are converted to U.S. dollars using the conversion rate on December 31, 2021, of $1.00 = 0.9125 CHF. The numbers in these columns represent the range of potential cash awards as of the time of the grant. Actual awards paid under these plans for 2021 are found in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
On February 4, 2021, each of our named executive officers, received 60% of his targeted equity award in the form of PSUs, except for Mr. Insuasty, who received 55% of his targeted equity award in the form of PSUs. The target number of PSUs awarded was based on the grant date fair market value, determined by using the average of the high and the low trading prices of PMI stock on that date of $81.855. The closing price of PMI stock on that date was $83.63. These equity awards are scheduled to vest on February 21, 2024, to the extent performance goals pre-established and pre-weighted by the Committee are achieved. For the 2021-2023 performance cycle the performance goals are based on TSR, currency neutral adjusted compound annual diluted EPS growth rate and net revenues from our smoke-free products measure, subject to modifiers (quality of the net revenue achievement and ESG criteria). Dividend equivalents will be payable at vesting only on the earned shares.
The numbers in these columns represent the potential number of PSUs that can vest at three different levels of performance. Threshold assumes achievement of a threshold performance level for each of the three pre-established performance goals and no adjustment for modifiers resulting in the vesting of 50% of the target number of PSUs. The vesting percentage can be zero if none of the threshold levels is achieved.

(3)
On February 4, 2021, Messrs. Azinovic and de Wilde received a special RSU award of 4,210 RSUs and 4,810 RSUs respectively scheduled to vest on February 16, 2022.

(4)
Mr. Insuasty commenced employment with us on January 1, 2021 and received a hiring RSU award on January 4, 2021. The number of RSUs awarded was based on the grant date fair market value of $81.355. Half of this award vested on January 3, 2022 and the other half is scheduled to vest on January 2, 2023. Dividend equivalents are payable on a quarterly basis throughout the vesting restriction period.

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(5)
On February 4, 2021, each of our named executive officers received 40% of his targeted equity award in the form of RSUs, except Mr. Insuasty, who received 45% of his targeted equity award in the form of RSUs. The number of RSUs awarded was based on the grant date fair market value, determined by using the average of the high and the low trading prices of PMI stock on that date of $81.855. The closing price of PMI stock on that date was $83.63. These equity awards are scheduled to vest on February 21, 2024. Dividend equivalents are payable on a quarterly basis throughout the vesting restriction period.

On February 10, 2022, the following named executive officers received equity awards that will vest (subject to the conditions of the awards) on February 19, 2025, as follows: Mr. Calantzopoulos, 25,220 RSUs, 37,830 PSUs; Mr. Olczak, 34,100 RSUs, 51,140 PSUs; Mr. Babeau, 16,000 RSUs, 24,000 PSUs; Mr. Azinovic, 6,860 RSUs, 10,290 PSUs; Mr. de Wilde, 7,170 RSUs, 10,760 PSUs; Mr. Volpetti, 7,970 RSUs, 11,960 PSUs; and Mr. Insuasty, 4,790 RSUs, 5,850 PSUs. The amount of these awards was determined based on 2021 individual performance and targeted award levels by salary grade and then split between PSUs (60%) and RSUs (40%), except for Mr. Insuasty, whose award was split between PSUs (55%) and RSUs (45%).

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C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Outstanding Equity Awards as of
December 31, 2021
		Stock Awards
		RSUs		PSUs
Name and Principal Position	Stock Award Grant Date (1)	Number of Units that Have not Vested (1)(2) (#)	Market Value of Units that Have not Vested (3) ($)	Number of Unearned Units that Have not Vested (1)(2)(4) (#)	Market or Payout Value of Unearned Units that Have not Vested (3) ($)
André Calantzopoulos,	2/4/2021			84,200	7,999,000
Executive Chairman	2/4/2021	56,130	5,332,350
	2/6/2020			80,600	7,657,000
	2/6/2020	53,730	5,104,350
	2/7/2019			73,960	7,026,200
	2/7/2019	49,310	4,684,450
Jacek Olczak,	2/4/2021			32,180	3,057,100
Chief Executive Officer	2/4/2021	21,460	2,038,700
	2/6/2020			29,300	2,783,500
	2/6/2020	19,540	1,856,300
	2/7/2019			23,940	2,274,300
	2/7/2019	15,960	1,516,200
Emmanuel Babeau,	2/4/2021			29,500	2,802,500
Chief Financial Officer	2/4/2021	19,670	1,868,650
	5/1/2020			27,580	2,620,100
	5/1/2020	18,390	1,747,050
	5/1/2020(5)	34,820	3,307,900
Drago Azinovic,	2/4/2021			12,020	1,141,900
President, Middle East & Africa Region	2/4/2021	8,010	760,950
and PMI Duty Free	2/4/2021(6)	4,210	399,950
	2/6/2020			11,030	1,047,850
	2/6/2020	7,360	699,200
	2/7/2019			12,620	1,198,900
	2/7/2019	8,420	799,900
Frederic de Wilde,	2/4/2021			13,820	1,312,900
President, European Union	2/4/2021	9,220	875,900
Region	2/4/2021(6)	4,810	456,950
	2/6/2020			13,130	1,247,350
	2/6/2020	8,760	832,200
	2/7/2019			10,330	981,350
	2/7/2019	6,890	654,550
Stefano Volpetti,	2/4/2021			15,360	1,459,200
President, Smoke-Free Products	2/4/2021	10,240	972,800
Category & Chief Consumer Officer	2/6/2020			13,430	1,275,850
	2/6/2020	8,950	850,250
	6/3/2019(7)	9,310	884,450
Jorge Insuasty,	2/4/2021			6,260	594,700
Chief Life Sciences Officer	2/4/2021	5,120	486,400
	1/4/2021(8)	19,570	1,859,150
Martin G. King,	2/4/2021			10,820	1,027,900
Retired CEO, PMI America	2/6/2020			9,980	948,100
	2/7/2019			10,330	981,350

P M I 2 0 2 2 P r o x y S t a t e m e n t	59

C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
(1)
These awards vest according to the following schedule with the exception of hiring grants for Messrs. Babeau, Volpetti, and Insuasty, described in footnotes (5), (7), and (8) respectively, and special RSU grant for Messrs. Azinovic and de Wilde described in footnote (6):

Grant Date	Grant Type	Vesting Schedule
2/4/2021	PSU	Award vests between 0-200% on 2/21/2024 upon certification of the achievement of performance goals pre-established by the Committee.
2/4/2021	RSU	100% of award vests on 2/21/2024.
5/1/2020	PSU	Award vests between 0-200% on 2/15/2023 upon certification of the achievement of performance goals pre-established by the Committee.
5/1/2020	RSU	100% of award vests on 2/15/2023.
2/6/2020	PSU	Award vests between 0-200% on 2/15/2023 upon certification of the achievement of performance goals pre-established by the Committee.
2/6/2020	RSU	100% of award vests on 2/15/2023.
2/7/2019	PSU	Award vested at 150% on 2/16/2022 based upon certification of the achievement of performance goals pre-established by the Committee.
2/7/2019	RSU	100% of award vested on 2/16/2022.
Upon normal retirement or upon separation from employment by mutual agreement after reaching age 58, outstanding RSUs will vest immediately, while outstanding PSUs will vest at the end of the relevant three-year performance cycle to the extent performance goals are met. Upon death or disability, all outstanding RSUs will vest and all outstanding PSUs will vest at 100% of target. In all other cases, the extent of vesting or forfeiture will be subject to the Committee’s discretion.
(2)
Dividend equivalents paid in 2021 on outstanding RSUs for each of our named executive officers were as follows: Mr. Calantzopoulos, $758,952; Mr. Olczak, $266,763; Mr. Babeau, $371,634; Mr. Azinovic, $128,293; Mr. de Wilde, $133,603; Mr. Volpetti, $126,456; Mr. Insuasty, $91,076; and Mr. King, $74,449. Dividend equivalents paid in 2021 on vested PSUs for our named executive officers were as follows: Mr. Calantzopoulos, $492,940; Mr. Olczak, $145,482; Mr. Azinovic, $62,904; Mr. de Wilde, $55,898; and Mr. King, $80,344. Any variations in the amounts reported previously result from the impact of the exchange rate between USD and CHF.

(3)
Based on the closing market price of PMI common stock on December 31, 2021, of $95.00.

(4)
Amount assumes target performance goals are achieved. The actual number of units that vest will range between 0% and 200%, depending on actual performance during the performance cycle.

(5)
The second installment of hiring RSU grant for Mr. Babeau that vested on February 16, 2022. The first installment vested on February 17, 2021.

(6)
The special RSU grant for Messrs. Azinovic and de Wilde, that vested on February 16, 2022.

(7)
The hiring RSU grant for Mr. Volpetti scheduled to vest on June 1, 2022.

(8)
The hiring RSU grant for Mr. Insuasty. Half of this award vested on January 3, 2022, the other half is scheduled to vest on January 2, 2023.

60	D e l i v e r i n g a S m o k e - F r e e F u t u r e

C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Stock Option Exercises and Stock Vested During 2021
	Stock Awards
Name and Principal Position	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
André Calantzopoulos, Executive Chairman	80,477	6,948,787
Jacek Olczak, Chief Executive Officer	23,746	2,050,348
Emmanuel Babeau, Chief Financial Officer	34,820	3,006,533
Drago Azinovic, President, Middle East & Africa Region and PMI Duty Free	10,272	886,936
Frederic de Wilde, President, European Union Region	9,125	787,898
Stefano Volpetti, President, Smoke-Free Products Category & Chief Consumer Officer	—	—
Jorge Insuasty, Chief Life Sciences Officer	—	—
Martin G. King, Retired CEO, PMI America	33,879 (1)	3,274,362

(1)
Includes 20,760 shares that vested as part of early retirement agreement.

On January 3, 2022, vesting restrictions lapsed for the first installment of 2021 hiring RSU grant for Mr. Insuasty, 9,785 shares.
On February 16, 2022, vesting restrictions lapsed for the following RSUs granted in 2019: Mr. Calantzopoulos, 49,310 shares; Mr. Olczak, 15,960 shares; Mr. Azinovic, 8,420 shares; Mr. de Wilde, 6,890 shares; the second installment of 2020 hiring RSU grant for Mr. Babeau, 34,820 shares, and the following RSUs granted in 2021: Mr. Azinovic, 4,210 shares, and Mr. de Wilde, 4,810 shares.
On February 16, 2022, the PSUs granted in 2019 vested at an overall performance factor of 150% (as certified by the Committee) as follows: Mr. Calantzopoulos, 110,940 shares; Mr. Olczak, 35,910 shares; Mr. Azinovic, 18,930 shares; Mr. de Wilde, 15,495 shares, and Mr. King, 15,495 shares.
Dividend equivalents paid in 2022 on vested PSUs for our named executive officers were as follows: Mr. Calantzopoulos, $1,582,004; Mr. Olczak, $512,077; Mr. Azinovic, $269,942; Mr. de Wilde, $220,959; and Mr. King, $220,959.

P M I 2 0 2 2 P r o x y S t a t e m e n t	61

C O M P E N S A T I O N D I S C U S S I O N A N D A N A L Y S I S
Pension Benefits
The Pension Benefits table and the Non-Qualified Deferred Compensation table below generally reflect amounts accumulated as a result of the NEOs’ service over their full careers with us, our prior parent company and affiliates. The increments related to 2021 are reflected in the Change in Pension Value column of the Summary Compensation Table on page 53. Our plans providing pension benefits are described below in the Pension Benefits table, and our defined contribution plans are described in the Non-Qualified Deferred Compensation table on page 65.
Name and Principal Position	Plan Name	Number of Years of Credited Service (1) (#)	Present Value of Accumulated Benefits (2)(3) ($)	Payments During Last Fiscal Year (4) ($)
André Calantzopoulos,	Pension Fund of Philip Morris in Switzerland	40.00	21,661,561	—
Executive Chairman	IC Pension Plan of Philip Morris in Switzerland	16.92	3,976,093	—
	Supplemental Plan of Philip Morris in Switzerland	16.00	11,815,556	—
Jacek Olczak,	Pension Fund of Philip Morris in Switzerland	32.00	14,261,426	—
Chief Executive Officer	IC Pension Plan of Philip Morris in Switzerland	15.92	1,125,944	—
	Supplemental Plan of Philip Morris in Switzerland	13.00	7,583,748	—
Emmanuel Babeau,	Pension Fund of Philip Morris in Switzerland	3.83	1,657,814	—
Chief Financial Officer	IC Pension Plan of Philip Morris in Switzerland	0.92	48,053	—
	Supplemental Plan of Philip Morris in Switzerland	1.67	451,119	—
Drago Azinovic,	Pension Fund of Philip Morris in Switzerland	35.00	15,444,939	—
President, Middle East & Africa Region and PMI Duty Free	IC Pension Plan of Philip Morris in Switzerland	11.92	1,423,379	—
	Supplemental Plan of Philip Morris in Switzerland	10.00	1,015,350	—
Frederic de Wilde,	Pension Fund of Philip Morris in Switzerland	30.00	12,210,654	—
President, European Union Region	IC Pension Plan of Philip Morris in Switzerland	16.92	1,682,565	—
	Supplemental Plan of Philip Morris in Switzerland	13.00	1,752,115	—
Stefano Volpetti,	Pension Fund of Philip Morris in Switzerland	26.00	11,349,802	—
President, Smoke-Free Products Category & Chief Consumer Officer	IC Pension Plan of Philip Morris in Switzerland	1.92	113,340	—
	Supplemental Plan of Philip Morris in Switzerland	2.58	354,780	—
Jorge Insuasty,	Pension Fund of Philip Morris in Switzerland	1.00	279,982	—
Chief Life Sciences Officer	IC Pension Plan of Philip Morris in Switzerland	—	—	—
Martin G. King,	Pension Fund of Philip Morris in Switzerland	16.25	6,747,666	—
Retired CEO, PMI America	IC Pension Plan of Philip Morris in Switzerland	15.58	1,093,100	—
	Supplemental Plan of Philip Morris in Switzerland	12.67	1,760,842	—
	Retirement Plan for Salaried Employees	14.00	1,193,922	9,278
	Benefit Equalization Plan (BEP)	14.00	7,242,637	—

(1)
As of December 31, 2021, each named executive officer’s total years of service with PMI or its affiliates were as follows: Mr. Calantzopoulos, 36.92 years; Mr. Olczak, 28.79 years; Mr. Babeau, 1.67 years; Mr. Azinovic 12.83 years; Mr. de Wilde, 29.41 years; Mr. Volpetti, 2.58 years; Mr. Insuasty 1.00 year; and Mr. King 30.24 years. The years shown in this column are the years credited under the named plan for purposes of benefit accrual. Additional years may count for purposes of vesting or early retirement eligibility. Differences between each named executive officer’s total service and the credited service shown for each plan result from transfers between entities sponsoring various plans and from voluntary contributions to such plans. Mr. King’s credited service under the U.S. plans reflects his prior service as a U.S. payroll-based employee. While such credited service was frozen, he continued to earn eligibility and vesting service and increases in his benefit due to increases in his compensation as a result of his continued service with PMI. The Pension Fund of Philip Morris in Switzerland allows employees to purchase additional service credit with contributions from their own funds, and Messrs. Calantzopoulos, Olczak, Babeau, Azinovic, de Wilde, and Volpetti have purchased 3.08, 15.67, 2.17, 22.17, 11.75, and 23.42 years, respectively, without any Company contribution. Mr. de Wilde’s credited service includes his service at our Belgian affiliate. Mr. Volpetti’s service credit includes 4.25 years transferred from his previous pension plan.

62	D e l i v e r i n g a S m o k e - F r e e F u t u r e

(2)
The amounts shown in this column for pension plans in Switzerland are based on a 60% joint and survivor annuity commencing at age 62 (the earliest date on which, assuming continued employment, the individual would be eligible for benefits that are not reduced for early commencement) with the exception of Messrs. Calantzopoulos and Insuasty, for whom the benefits are presented assuming they retire immediately as they are above age 62, and the following actuarial assumptions: discount rate 0.30%, mortality table LPP 2020 (fully generational) for expected improvements in mortality and interest rate on account balances of 3.2%. Present value amounts in Swiss francs are converted to U.S. dollars using the conversion rate on December 31, 2021, of $1.00 = 0.9125 CHF.

The amounts shown in this column for Mr. King’s U.S. pension benefits are based on a 100% joint and survivor annuity, reflecting his actual payment election (or, for the BEP, a lump sum payment) using the same assumptions applied for year-end 2021 financial disclosure under FASB ASC Topic 715 (discount rate 2.84% and mortality table fully generational Pri-2012 with MP2021 projection) and for the BEP benefit the actual lump sum basis under the BEP as of the determination date of October 1, 2021. Benefits are assumed to commence at his actual retirement date of August 31, 2021.
Like all present value amounts, the amounts shown in this column change as the interest rate used to discount projected future benefits is adjusted, with lower interest rates producing higher present values and higher interest rates producing lower present values.
(3)
In addition to the benefits reflected in this column, we generally provide a survivor income benefit allowance, or SIB allowance, to the surviving spouse and children of U.S. payroll-based employees who die while covered by our Retirement Plan for Salaried Employees. Following the death of a retiree who was married at the time of retirement and whose retirement benefits are being paid as a single life annuity, the surviving spouse becomes entitled to a SIB allowance commencing four years after the retiree’s death, in an amount equal to the amount the spouse would have received if the participant had elected to receive monthly payments under the Retirement Plan in the form of a 50% joint and survivor annuity. Mr. King elected to receive his Retirement Plan benefit in the form of a 100% joint and survivor annuity, therefore, the SIB benefit is not applicable. There is no SIB allowance under the BEP because the BEP benefit is only available as a lump sum.

(4)
The amounts in this column reflect the actual payments as of the retirement date for Mr. King. Mr. King is receiving monthly payments from the Retirement Plan of $4,639 in the form of a 100% joint and survivor annuity that commenced on October 1, 2021. The lump sum from the BEP is estimated at $7,276,520 to be paid in March 2022. The benefits from Mr. King’s Swiss pension plans will commence on June 1, 2022.

Retirement Plans for U.S. Payroll-Based Employees
Pensions for our U.S. payroll-based employees are payable from the tax-qualified Retirement Plan and non-qualified supplemental plans. These plans recognize the employees’ prior service with companies with which we were previously affiliated.
Mr. King, who is a former U.S. payroll-based employee, has accrued benefits under the tax-qualified Retirement Plan and the non-qualified supplemental Benefit Equalization Plan (BEP). The provisions of these two plans are described below.
The BEP provides both supplemental pension benefits and supplemental deferred profit-sharing benefits. The provisions of the BEP relating to deferred profit-sharing benefits are described following the Non-Qualified Deferred Compensation table.
Retirement Plan for Salaried Employees
The tax-qualified Retirement Plan is a non-contributory plan maintained for the benefit of our U.S. payroll-based salaried employees hired before January 1, 2009. Subject to tax law limits, the pension formula generally applicable under the Retirement Plan provides for lifetime benefits following termination of employment equal to (a) 1.75% of the employee’s average compensation (the sum of annual salary and annual incentive compensation award in the 60 consecutive months during the employee’s last 120 months of service that, when divided by five, produces the highest average), minus (b) 0.30% of such compensation up to the applicable Social Security-covered compensation amount, times (c) years of credited service (up to a maximum of 35). Social Security-covered compensation is generally an amount equal to the average of the Social Security taxable wage bases for the 35-year period that ends in the year the participant reaches age 65. The resulting benefit is expressed as a single life annuity payable commencing at normal retirement age.
Employees who terminate employment before age 55 with vested benefits may commence receiving payment of their accrued pensions after attaining age 55, with reductions for early commencement of 6% for each year by which commencement precedes age 65. For an employee who terminates employment after age 55, the reduction for early commencement is generally 6% for each year by which commencement precedes age 60. If an employee has 30 years of service and is age 55 or older, or is 60 or older with 5 years of service, the annuity immediately payable on early retirement is 100% of that payable at normal retirement age.
Benefit Equalization Plan (BEP)
The tax law applicable to the funded tax-qualified Retirement Plan limits the annual compensation that can be taken into account in determining the five-year average compensation under the Plan. As a result of this and certain other tax limits,

P M I 2 0 2 2 P r o x y S t a t e m e n t	63

only a portion of the benefits calculated under the Retirement Plan formula can be paid to affected employees from the Retirement Plan. To compensate for the loss of these benefits under the funded tax-qualified plan, eligible employees accrue supplemental benefits under non-qualified plans. Generally, the supplemental pension benefits accrued under the BEP equal the difference between (a) the pension benefits determined under the Retirement Plan provisions described above, disregarding the tax law limits, and (b) the benefits that can be provided from the Retirement Plan after taking the tax law limits into account.
Retirement Plans for Swiss Payroll-Based Employees
Pensions for our Swiss payroll-based employees are payable from a funded defined benefit pension plan and incentive compensation (IC) pension plan qualifying for favorable treatment under Swiss law. To the extent that Swiss tax or other limitations do not allow paying the full pension under the qualified plans, the balance is expected to be payable under a supplemental pension plan.
Pension Fund of Philip Morris in Switzerland
With limited exceptions, all Swiss payroll-based employees over 25 years of age become immediately covered by the Pension Fund of Philip Morris in Switzerland, a broad-based contributory-funded plan providing defined retirement, disability and death benefits up to limits prescribed under Swiss law. Retirement benefits are expressed as an annuity at normal retirement age equal to 1.8% of the participant’s five-year average pensionable salary (base salary minus two-thirds of the maximum social security benefits of CHF 28,680 in 2021) multiplied by years of credited service (to a maximum of 40 to 41 years, depending on the employee’s date of birth). Effective April 1, 2015, employees between the ages of 25 and 34 contribute 6% of their pensionable salary to the Fund, and the contribution increases to 7% for employees between the ages of 35 and 54 and 8% for employees between the ages of 55 and 65. Subject to certain conditions, participants may elect to receive pension benefits entirely or partially in a lump sum. For determining lump sum values, a discount rate of 3.5% and the LPP 2020 mortality table are used. The LPP mortality table is a commonly used mortality table in Switzerland. For an employee who completes 30 years of service and retires at age 62, this translates into payments equivalent to a pension of 54% of five years’ annual average pensionable salary. For an employee with 40 years of credited service at age 65, this “replacement ratio” is approximately 72% of average salary. Participants may retire and commence benefits as early as age 58; however, for each year that retirement precedes age 62, the 1.8% multiplier used to calculate the amount of the retirement pension is reduced by 0.06% (at age 58 the multiplier is 1.56%). Swiss law permits participants in a pension plan to make additional voluntary contributions to the pension plan to compensate for missing years of credited service.
If an employee terminates employment with us before age 58, the lump sum value of the pension calculated using the termination lump sum factors is transferred either to a new pension fund or to a blocked bank account until early retirement age is reached. An employee who is age 50 or over upon termination of employment can elect, under certain conditions, to remain in the plan as an external member. In this case, neither the employee nor the employer can contribute any further funds. At the age of 58, the former employee must then elect to take retirement in the form of an annuity, a lump sum or a mix of both.
IC Pension Plan of Philip Morris in Switzerland
Swiss payroll-based employees in salary grades 14 and above who are eligible to participate in the annual incentive compensation award program described above are also eligible to participate in the IC Pension Plan of Philip Morris in Switzerland, a funded plan which, for the named executive officers, provides for participant contributions of up to 1.5% of pensionable salary (as defined above), subject to maximum Swiss pension law limits, and an equal matching contribution from the employer. As with the pension plan, participants may make additional voluntary contributions subject to certain terms and conditions.
Benefits ultimately received depend on interest rates set by the Pension Board of the plan (which consists of members appointed by the employer and an equal number selected by participants in the plan) and are payable in a lump sum or as an annuity. The plan guarantees that there is no loss of principal on either the employee contributions or the Company match. In 2021, the assets of the funds had a positive performance of 12.8%, and 9.0% was credited on plan balances.
If an employee terminates employment with the Company before age 58, the employee’s account value is transferred to either a new pension fund or to a blocked bank account until early retirement age is reached. An employee who is age 50 or over upon termination of employment can elect under certain conditions to remain in the plan as an external member. In this case, neither the employee nor the employer can contribute any further funds to the plan although interest does accrue on the account balance. At the age of 58, the former employee must then elect to take retirement in the form of an annuity, a lump sum payment or a mix of both.

64	D e l i v e r i n g a S m o k e - F r e e F u t u r e

Supplemental Plan of Philip Morris in Switzerland
For some Swiss payroll-based employees, including majority of our NEOs, the laws and regulations applicable to the Pension Fund of Philip Morris in Switzerland and the IC Pension Plan of Philip Morris in Switzerland limit the benefits that can be provided under those plans. For these employees, we maintain a Supplemental Plan under which an amount is calculated and deposited annually in a Swiss foundation to make up for the difference between the full pension an employee would have received had these plans not been subject to such limitations (assuming the employee becomes entitled to benefits from the Supplemental Plan). However, the annual deposits do not serve to increase the amount that an individual would have received absent such limits. In determining the amount of the annual deposit, the actuarial assumptions used are the same as those described above for the Pension Fund of Philip Morris in Switzerland.
In the event of a Supplemental Plan participant’s termination of employment from the Company, if the Foundation Board determines in its sole discretion that he or she is entitled to a benefit, the Supplemental Plan benefit is paid in a lump sum at the time that benefits first become payable to the participant under the Pension Fund of Philip Morris in Switzerland and the IC Pension Plan of Philip Morris in Switzerland. As the Supplemental Plan is not a tax-qualified plan, the benefits from this plan, when paid, are adjusted for the loss of favorable tax-qualified plan treatment.
NON-QUALIFIED DEFERRED COMPENSATION
Name and Principal Position	Plan Name	Executive Contributions in 2021 ($)	Registrant Contributions in 2021 ($)	Aggregate Earnings in 2021(1) ($)	Aggregate Withdrawals/ Distribution ($)	Aggregate Balance as of December 31, 2021(2) ($)
Martin G. King, Retired CEO, PMI America	Benefit Equalization Plan (BEP), Deferred Profit-Sharing Plan	—	—	233	—	21,731

(1)
The amount in this column consists of amounts credited as earnings for 2021 on account balances attributable to the prior participation under the defined contribution portion of the BEP. This amount does not constitute above-market earnings and, accordingly, is not included in amounts reported in the Summary Compensation Table on page 53.

(2)
The amount reflects the balance as of August 31, 2021, Mr. King’s early retirement date. The distribution will commence in March 2022.

DEFERRED PROFIT-SHARING AND BENEFIT EQUALIZATION PLAN
For U.S. payroll-based employees, we provide non-qualified defined contribution benefits supplementing the benefits provided under our tax-qualified Deferred Profit-Sharing Plan for Salaried Employees, or DPS. Under the DPS, contributions are made on behalf of each participant for each year. Currently, none of our named executive officers is eligible for DPS contributions.
As is the case for the Retirement Plan, the applicable U.S. tax law limits the amount of compensation ($290,000 for 2021) that can be taken into account under the tax-qualified DPS for any year and imposes other limits on the amounts that can be allocated to individuals under the DPS. A DPS participant whose salary was more than the compensation limit or who was otherwise affected by tax law limits is entitled to a supplemental profit-sharing benefit in an amount generally equal to the additional benefits the participant would have received under the DPS but for the application of the tax law limits.
The funds accumulated in the DPS portion of BEP for Mr. King reflect the contributions while he was a U.S. payroll-based employee.
The DPS fund used as an earnings measure under this portion of the BEP is invested in a variety of high-quality fixed-income instruments with strong credit ratings and, for 2021, produced earnings at a rate of approximately 1.6%. Participants typically receive their supplemental profit-sharing benefits upon termination of employment in a lump sum or, if elected in advance, as a deferred lump sum payment or in installments over a number of years not to exceed their life expectancy.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
Our Swiss payroll-based executive officers are covered by contracts, which do not include change in control provisions. Messrs. Calantzopoulos, Olczak, and de Wilde do not have special employment contracts. The employment contract with Mr. Babeau, our Chief Financial Officer, provides for severance if his employment is terminated without cause. Depending on the timing of such termination, Mr. Babeau would be entitled to a lump sum cash payment of up to two times his base salary and incentive compensation award (which could be pro-rated). His RSUs will vest fully and PSUs will vest on a

P M I 2 0 2 2 P r o x y S t a t e m e n t	65

pro-rated basis as scheduled and certified by the Committee. Any severance under the contract is conditioned on a 24-month non-compete obligation. The employment contract with Mr. Insuasty, our Chief Life Sciences Officer, provides for severance if his employment is terminated without cause before January 1, 2023. If the employment is terminated within the first year of employment, Mr. Insuasty would be entitled to a lump sum severance payment, covering the base salary from the end of the employment date until December 31, 2021, and an amount in lieu of the pro-rated incentive compensation that he would have received through December 31, 2021, conditioned on a non-compete obligation for the period until December 31, 2021. The provisions are similar in case the employment would be terminated within the second year of employment. The severance provisions in the employment contract of Mr. Volpetti were valid for two years upon commencement of the employment and are no longer applicable.
The amounts in the accompanying table are estimates of the severance benefits that would be payable to Messrs. Babeau and Insuasty in case of involuntary separation without cause assuming end of employment date of December 31, 2021.
Name	Severance(1) ($)	Estimated Value of Stock Awards(2) ($)	Incentive Compensation Award(3) ($)	Total ($)
Emmanuel Babeau	2,630,146	9,367,855	3,287,682	15,285,683
Jorge Insuasty	—	2,940,250	690,422	3,630,672

(1)
The amount for Mr. Babeau assumes a severance payment equivalent to two times his annual base salary. Amount is converted to U.S. dollars using the conversion rate on December 31, 2021, of $1.00 = 0.9125 CHF.

(2)
Assumes the value of the stock awards that would vest as a result of termination assuming the closing price of PMI common stock on December 31, 2021, of $95.00. The value of unvested PSUs granted under the 2017 Performance Incentive Plan assumes target number of shares would vest, pro-rated for Mr. Babeau to reflect the period between the grant date and December 31, 2021. The value of unvested PSUs for Mr. Insuasty assumes target number of shares would vest. The vesting of the stock awards for Mr. Insuasty is provided in line with applicable stock agreements assuming separation by mutual agreement after reaching age 58.

(3)
Amounts are converted to U.S. dollars using the conversion rate on December 31, 2021, of $1.00 = 0.9125 CHF.

Additionally, Mr. Azinovic’s initial employment contract from 2008 provided that in the event his employment is terminated by the Company he will receive a severance package with a value of at least EUR 1.32 million (or $1.49 million using the conversion rate on December 31, 2021 of $1 = 0.883 EUR) net of taxes.
Our 2019, 2020 and 2021 equity compensation awards were granted under the 2017 Performance Incentive Plan. That plan includes a double-trigger feature. Under the plan, outstanding equity awards will not accelerate or vest if the entity acquiring PMI agrees to replace the award with a time-based equity award of equivalent value. For this purpose, the value of outstanding PSUs would be determined based on actual performance through the date of the change in control if more than one-half of the performance cycle has elapsed and such performance is determinable. Otherwise, the value of the outstanding PSUs will be based on the assumption that target performance had been achieved. If outstanding equity awards are not replaced, the outstanding RSUs would fully vest, and the value of outstanding PSUs would be determined as set forth above and both would be payable immediately in cash. Fully earned but unpaid annual incentive compensation awards would become payable.
If outstanding equity awards are replaced as described above, but within two years after the change in control, the employee’s employment is terminated involuntarily and other than for cause or the employee terminates employment for good reason, the replacement awards would fully vest.
Under PMI’s 2017 Performance Incentive Plan, a change in control occurs: (i) upon an acquisition of 20% or more of either PMI’s common stock or the voting power of PMI’s voting securities, excluding certain acquisitions involving PMI or its affiliates or where PMI’s beneficial owners continue to meet certain ownership thresholds; (ii) when members of the PMI Board as of the effective date of PMI’s 2017 Performance Incentive Plan, or thereafter nominated or elected by such members, cease to constitute a majority of the PMI Board; (iii) upon certain reorganizations, mergers, share exchanges and consolidations involving PMI; or (iv) upon the liquidation or dissolution, or sale of substantially all of the assets of PMI, with limited exceptions.
The amounts in the accompanying table are estimates of the amounts that would have become payable on a change in control of PMI, calculated as if a change in control occurred on December 31, 2021, applying certain assumptions. For outstanding equity awards granted under the 2017 Performance Incentive Plan and annual cash incentive awards, we have assumed that the outstanding awards became vested and payable as of December 31, 2021, because they were not replaced by the acquirer or employment was involuntarily terminated.

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Name	Unvested PSUs(1) ($)	Unvested RSUs(1) ($)	Completed 2021 Annual Incentive Compensation Award Cycle (2) ($)	Total ($)
André Calantzopoulos	22,682,200	15,121,150	1,169,037	38,972,387
Jacek Olczak	8,114,900	5,411,200	2,512,141	16,038,241
Emmanuel Babeau	5,422,600	6,923,600	1,643,841	13,990,041
Drago Azinovic	3,388,650	2,660,000	926,027	6,974,677
Frederic de Wilde	3,541,600	2,819,600	926,027	7,287,227
Stefano Volpetti	2,735,050	2,707,500	986,305	6,428,855
Jorge Insuasty	594,700	2,345,550	690,422	3,630,672

(1)
Assumes the change in control price is equal to the closing market price of PMI on December 31, 2021, of $95.00. The value of unvested PSUs granted under the 2017 Performance Incentive Plan assumes target number of shares awarded (because less than half of the performance cycle had lapsed or actual performance was not determinable).

(2)
Assumes target award payable under our annual incentive compensation award program for a full year. Amounts are converted to U.S. dollars using the conversion rate on December 31, 2021, of $1.00 = 0.9125 CHF.

Benefits payable under PMI’s qualified pension and profit-sharing plans and supplemental plans are discussed above. None of those plans provides PMI’s executive officers with an additional enhancement, early vesting or other benefit in the event of a change in control or termination of employment, except for certain plan provisions applicable to all plan participants that ensure vesting and continuation of profit-sharing contributions for the year of a change in control and the following two years. Similarly, no enhanced provisions apply to the above-named executive officers with respect to continued medical, life insurance or other insurance coverage following termination of employment, whether or not in connection with a change in control.
Involuntary Separation Without Cause
In the event of involuntary separation without cause, a severance payment is typically determined as a multiple of monthly base salary. The amount of severance paid varies based on a number of factors, including the circumstances of the termination and the executive’s years of service. Conditions to accelerated vesting of equity awards are set out in the applicable award agreements and summarized on page 60.
Severance Agreements
Martin King retired from his position as CEO, PMI America effective August 31, 2021. In connection with Mr. King’s retirement, he and Philip Morris Services S.A., a subsidiary of the Company, entered into a Separation Agreement and Release with the following terms:
•
Mr. King received a lump sum cash payment of CHF 1,267,506 (or $1,387,374 using the exchange rate on August 16, 2021 of CHF to USD), which is determined based on his years of service;

•
Mr. King’s 2021 incentive compensation award was based on actual individual and Company performance ratings, pro-rated through August 31, 2021, and paid at the end of February 2022;

•
Mr. King’s restricted share units vested fully, and his performance share units would vest as scheduled and certified by the Committee; and

•
Mr. King will receive a cash payment of CHF 1,267,506 (or $1,387,374) subject to compliance with a 24-month non-compete obligation, payable in two equal installments in September 2022 and September 2023, if non-compete obligations are met.

Mr. King provided the Company with a general release.

P M I 2 0 2 2 P r o x y S t a t e m e n t	67

PAY RATIO
PAY RATIO
ABOUT OUR WORKFORCE
At December 31, 2021, we employed approximately 69,600 people worldwide. As our manufacturing and sales activities are outside of the U.S., 99.8% of our employees (or approximately 69,450) are located outside of the U.S. Over 60% of our employees are located in non-OECD countries, which tend to be lesser developed countries with lower wages than OECD countries. Over 30% of our workforce is in Indonesia. The national average annual net salary is approximately $2,300 in that country.1 Over 60% of our overall workforce is covered by collective labor agreements, and nearly 70% of our workforce in non-OECD countries is covered by collective labor agreements.
OUR PAY RATIO
On May 5, 2021, Mr. Olczak succeeded Mr. Calantzopoulos as the Chief Executive Officer. As the company had two CEOs in 2021, for purposes of calculating the pay ratio, we combined the compensation that each Messrs. Calantzopoulos and Olczak earned during their time served as CEO (124 days for Mr. Calantzopoulos and 241 days for Mr. Olczak). Specifically, we prorated the respective amounts of 2021 salary, annual bonus and all other compensation by the portion of the year in which they served as CEO. Mr. Calantzopoulos’ 2021 equity award was included in full, as he was in the role of CEO on the annual grant date. Based upon this calculation method, the CEO’s 2021 total compensation was $19,190,191.
Given our global footprint, and in accordance with regulatory guidance, we have determined that the cost-of-living adjusted ratio based on the purchasing power parity index (or “PPP”) reflects the differences in the living and economic conditions of approximately 90 countries where our employees reside.2 The PPP conversion factor represents the number of units of local currency that can buy a basket of goods that 1 CHF would buy in Switzerland, where our CEO resides. The total PPP-adjusted compensation for our median employee residing in Turkey is approximately CHF 59,452.3 Comparing this employee’s total PPP-adjusted compensation to the 2021 total compensation of our CEO in CHF, our adjusted pay ratio is 304:1.4
Had we not used the PPP adjustment, our median employee’s total 2021 compensation would have been approximately $18,196. Comparing this employee’s total compensation to the total compensation of our CEO as set forth above, the ratio would be 1,055:1. For reference, the ratio of the CEO’s total compensation to that of our median employee in Switzerland is 89:1. At December 31, 2021, we employed approximately 3,050 people in Switzerland, including approximately 300 in our factory and 810 in our R&D facility in Neuchâtel. In addition, the ratio of our CEO’s total compensation to the average total compensation of our other NEOs for 2021, was 3.5:1.
PMI AS AN EMPLOYER
We are the first multinational company to receive a global EQUAL-SALARY certification from the EQUAL-SALARY Foundation.
This year, the Top Employer Institute recognized us as a Global Top Employer for the sixth consecutive year. The Top Employer Institute also granted us a Top Employer certification in a number of countries worldwide, including Indonesia and Turkey.

1
https://www.bi.go.id/id/statistik/sdds/Default.aspx#real-sector-section.

2
The PPP conversion factor is described at https://data.worldbank.org. The PPP indices are publicly available in the jurisdictions where our employees reside, with limited exceptions.

3
This represents the median of the total compensation of all employees. As there was no significant change in our employee population, or compensation arrangements, this median employee (selected in October 2020) is the same as the one described in our 2021 proxy statement, filed with the U.S. Securities and Exchange Commission on March 25, 2021.

4
To identify a median employee in the above calculations, we analyzed base salary information because that is the only pay element applied consistently throughout our global workforce.

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ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
ADVISORY VOTE APPROVING
EXECUTIVE COMPENSATION
The Compensation Discussion and Analysis section discusses in detail how our compensation programs support our business and financial objectives, how they work and are administered under the direction of our independent Compensation and Leadership Development Committee, and how the Committee’s decisions concerning the 2021 compensation of our executive officers were directly tied to our performance.
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This annual say-on-pay vote gives our shareholders the opportunity to express their views on the compensation of our named executive officers at each Annual Meeting of Shareholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.
This say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation and Leadership Development Committee or the Board of Directors. The Board and the Committee value the opinions of our shareholders and will review the voting results when making future decisions regarding executive compensation.
PROPOSAL 2: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION The Board recommends a vote FOR the resolution approving the compensation of our named executive officers.	“FOR”

P M I 2 0 2 2 P r o x y S t a t e m e n t	69

A P P R O V A L O F T H E 2022 P E R F O R M A N C E I N C E N T IV E P L A N
APPROVAL OF THE 2022
PERFORMANCE INCENTIVE PLAN
The Board of Directors has adopted the Philip Morris International Inc. 2022 Performance Incentive Plan (the “2022 Plan”) to replace the 2017 Performance Incentive Plan, which was approved by our shareholders in 2017 (the “2017 Plan”). The 2022 Plan, like the 2017 Plan, permits the Company to compensate management and other eligible employees with equity and cash incentive awards. New awards will not be made under the 2022 Plan until shareholder approval is obtained for the Plan. The Company has no plans to grant additional awards under the 2017 Plan after the date of this proxy statement, and no additional awards under the 2017 Plan are permitted after May 3, 2022.
The 2022 Plan provides the Compensation and Leadership Development Committee (the “Committee”) with the flexibility to compensate executives through various awards. These awards may be tied to the financial or operational performance of the Company as well as to the performance of the Company’s stock. Because of the key role the 2022 Plan will play in the compensation of executives, the Board urges you to vote for its approval.
The terms of the 2022 Plan are summarized below. In addition, the full text of the 2022 Plan is set forth in Exhibit B to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2022 Plan.
Comparison of the 2022 Plan and the 2017 Plan
The following compares the key provisions of the two plans:
•
The term of each of the plans is five years;

•
The 2017 Plan authorized 25 million shares of common stock, representing 1.6% of the shares outstanding as of March 10, 2017, and the 2022 Plan will likewise authorize 25 million shares, representing 1.6% of shares outstanding as of March 11, 2022;

•
Both plans prohibit the recycling of shares available for issuance with shares that are forfeited or withheld to pay taxes;

•
Each of the plans authorizes restricted shares, restricted share units, performance-based cash incentive awards and performance-based equity awards;

•
Neither plan authorizes stock options or stock appreciation rights;

•
Each plan features a double-trigger change in control provision as further described on page 72;

•
The Board has adopted a clawback policy applicable to each plan providing for the recovery of incentive compensation in appropriate circumstances as described on page 50, and the 2022 Plan requires that all awards thereunder are subject to this policy; and

•
Each plan supports the rigorous stock ownership requirements the Board has adopted, while the Company’s anti-hedging and anti-pledging policies for executives further align their interests with those of our shareholders and protect against inappropriate risk taking as described on page 50.

Run Rates and Dilution. The following table sets forth information regarding equity awards granted, the run rate for each of the last three fiscal years and the average run rate over the last three years. The Company’s regular annual long-term equity awards are granted in February of each year. The last column reflects awards issued through March 11, 2022.
RUN RATE (shares in millions)	FY 2019	FY 2020	FY 2021	3-Year Average	YTD 2022
RSUs granted	1.73	1.73	2.02	1.83	1.55
Director Stock Awards granted (2)	0.02	0.02	0.02	0.02	—
PSUs vested	0.33	0.34	0.19	0.29	0.67
Weighted average number of shares outstanding	1,555.67	1,557.07	1,557.45	1,556.73	1,550.24
Run rate (1)	0.13%	0.13%	0.14%	0.13%	0.14%

(1)
Run rate includes the sum of all director stock awards and RSUs granted during the period, plus the number of all PSUs vested during the period, divided by the weighted average number of shares outstanding during the period. The Company does not issue stock options.

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A P P R O V A L O F T H E 2022 P E R F O R M A N C E I N C E N T IV E P L A N
(2)
Director awards are covered separately under the 2017 Stock Compensation Plan for Non-Employee Directors. Directors are not eligible to receive awards under the 2022 Plan.

The Company’s run rates as shown above and its 2021 year-end overhang (number of unvested RSUs plus unvested PSUs (at target) as a percentage of all shares outstanding at year-end) of 0.40% each compares favorably to those of its Peer Group.
Eligibility. Employees of the Company, its subsidiaries and affiliates, who are responsible for or contribute to the management, growth and profitability of the Company, its subsidiaries and affiliates, or any other employee of the Company, its subsidiaries and affiliates, who the Committee determines should be eligible to participate, are eligible to receive awards under the 2022 Plan.  There are currently approximately 69,600 employees of the Company, its subsidiaries and its affiliates although we anticipate only a portion of these employees, approximately 11,200 in 2021, will participate in the Plan.
Business Criteria for Performance Goals. The Committee selects the criteria for performance goals that may be contained in an award, which may include financial performance metrics, product innovation, operational milestones, sustainability goals, diversity and inclusion goals, or any other criteria or measurement approved by the Committee. The Committee establishes these criteria independently from award recipients. In the case of the CEO, the Committee reviews and discusses the compensation of the CEO with the Executive Chairman, and the Committee makes the final compensation decision with respect to the CEO. In addition, the Executive Chairman makes no recommendation and has no role in setting any aspect of his own compensation; he does not attend any Committee meetings when any element of his compensation is discussed.
Discretion. Notwithstanding the achievement of any performance goal established under the 2022 Plan, the Committee has the discretion to adjust some or all of a performance-based award that would otherwise be paid to a participant.
Incentive Awards. Incentive awards expressed in cash, common stock, or both may be granted under the 2022 Plan. These awards will be earned only if corporate, business unit or individual performance objectives over performance cycles established by or under the direction of the Committee, are met.
Restricted Shares and Restricted Share Units. Restricted shares and RSUs may also be awarded. Restricted shares are shares of common stock issued to a recipient while RSUs represent the right to receive shares, in each case that vest and become transferable upon the satisfaction of conditions described in the applicable award agreement. Restricted shares and RSUs may be forfeited if, for example, the recipient’s employment terminates before the award vests. Except as specified in the applicable award agreement, the holder of a restricted share award will have all the rights of a holder of common stock on his or her restricted shares, including the right to receive dividends. The holder of RSUs will have none of the rights of a holder of common stock unless and until shares of common stock are actually delivered in satisfaction of such units. The Committee may provide for the payment of dividend equivalents with respect to any shares of common stock subject to unvested RSUs.
Performance Share Units. PSUs are performance-based awards denominated in shares of common stock and based on the achievement of pre-established performance goals during a performance cycle, with the vesting percentage determined by formula. The recipient of PSUs will have none of the rights of a holder of common stock until shares are earned and delivered in satisfaction of such units. The Committee may provide for the payment of dividend equivalents with respect to shares that are actually earned at the end of a performance cycle.
U.S. Federal Income Tax Consequences. The following summary is intended only as a general discussion of certain U.S. federal income tax consequences associated with an award under the 2022 Plan.  It does not attempt to describe all possible federal or other tax consequences, or tax consequences based on particular circumstances.  In addition, awards under the 2022 Plan will in many instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described below. In addition, U.S. state tax consequences may in some cases differ from those described below.
Restricted Shares. The recognition of income from an award of restricted shares for U.S. federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the shares. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, PMI will be entitled to deduct the fair market value of the shares issued to the employee as a business expense in the year the employee includes the compensation in income.
RSUs and PSUs. Generally, an employee will not recognize ordinary income until the shares become payable, even if the award vests in an earlier year. PMI will generally be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

P M I 2 0 2 2 P r o x y S t a t e m e n t	71

A P P R O V A L O F T H E 2022 P E R F O R M A N C E I N C E N T IV E P L A N
Cash Incentive Awards. Any cash payment an employee receives under an incentive award will generally be included in the employee’s income, as ordinary income, in the year paid. PMI will generally be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.
Deductibility of Awards. U.S. Internal Revenue Code section 162(m) places a $1.0 million annual limit on the compensation deductible, for U.S. tax purposes, by PMI paid to its “covered employees.” A “covered employee” includes each individual who served as PMI”s Chief Executive Officer or Chief Financial Officer at any time during the taxable year, each of the three other most highly compensated officers of PMI for the taxable year, and any other individual who was a covered employee of PMI for any tax year beginning after December 31, 2016.  Because most of our employees’ compensation is not subject to tax deduction in the U.S., these limits generally will not be relevant to awards under the 2022 Plan.
Change in Control. The 2022 Plan includes a double-trigger feature under which outstanding equity awards will not accelerate or vest if the entity acquiring PMI agrees to replace the award with a time-based equity award of equivalent value. For this purpose, the value of outstanding PSUs would be determined based on actual performance through the date of the change in control if more than one-half of the performance cycle has elapsed and such performance is determinable. Otherwise, the value of outstanding PSUs would be based on the assumption that target performance had been achieved.
If outstanding equity awards are not replaced, outstanding RSUs would fully vest and the value of outstanding PSUs would be determined as set forth above and be payable immediately in cash.
If outstanding equity awards are replaced as described above but, within two years after the change in control, the employee’s employment is terminated involuntarily and other than for cause or the employee terminates employment for good reason, the replacement award would fully vest. The definition of change in control in the 2022 Plan is similar to that in the 2017 Plan, in that no change in control is deemed to occur in certain business combination transactions if beneficial owners prior to such transaction beneficially own more than 50% in an entity resulting from such transaction.
Future Awards. Future awards under the 2022 Plan cannot be determined at this time because grants are at the discretion of the Committee. However, we believe that incentive and equity awards granted under the 2017 Plan in 2021 would not have been any different had they been awarded under the 2022 Plan.
Shares Remaining Under the Company’s Equity Compensation Plans. The number of shares to be issued upon exercise or vesting and the number of shares remaining available for future issuance under the 2017 Plan and the Philip Morris International Inc. 2017 Stock Compensation Plan for Non-Employee Directors at March 11, 2022, were as follows:
	(A) Number of Shares to be Issued upon Exercise of Outstanding Options and Vesting of RSUs and PSUs	(B) Weighted Average Exercise Price of Outstanding Options	(C) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by shareholders	7,740,779(1)	—	13,559,614(2)

(1)
Represents 4,700,359 shares of common stock that may be issued upon vesting of RSUs granted under the 2017 Plan and 3,040,420 shares that may be issued upon vesting of PSUs granted under the 2017 Plan if maximum performance targets are achieved for each performance cycle. PMI has not granted options since the spin-off in March 2008 and the 2022 Plan does not authorize stock options or stock appreciation rights.

(2)
Following shareholder approval of the 2022 Plan, no further awards will be made under the 2017 Plan, although prior awards will continue to be valid. The Company has no plans to grant additional awards under the 2017 Plan after the date of this proxy statement.

Administration of the Plan. The 2022 Plan will be administered by the Committee, which has the power to interpret the 2022 Plan and to adopt such rules and guidelines for carrying out the 2022 Plan as it may deem appropriate. Subject to the terms of the 2022 Plan, the Committee has the authority to determine those employees eligible to receive awards and the amount, type and terms of each award and to establish and administer any performance goals applicable to such awards. The Committee may delegate its authority and power under the 2022 Plan to one or more officers of the Company, subject to guidelines prescribed by the Committee, but only with respect to participants who are not subject to Section 16 of the Exchange Act. The Committee may, in its discretion, amend or modify any award granted under the 2022 Plan in any manner that either is not materially adverse to the recipient holding the award or is consented to by the recipient.
Other Information. The 2022 Plan provides that an award may not be transferred except in the event of the employee’s death or unless otherwise required by law or provided in an award agreement. Other terms and conditions of each award, except an annual cash-based incentive award, will be set forth in award agreements, which can be amended by the Committee.

72	D e l i v e r i n g a S m o k e - F r e e F u t u r e

A P P R O V A L O F T H E 2022 P E R F O R M A N C E I N C E N T IV E P L A N
It is presently intended that the 2022 Plan constitute an “unfunded” plan for incentive and deferred compensation. The 2022 Plan authorizes the creation of trusts and other arrangements to facilitate or ensure payment of our obligations.
The 2022 Plan was adopted by the Board on March 9, 2022, subject to shareholder approval, and no awards will be made under the 2022 Plan after May 3, 2027. However, any awards granted before May 3, 2027, may extend beyond such date. The Board may amend the 2022 Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would increase the number of shares of common stock that may be distributed under the 2022 Plan.
On March 11, 2022, the closing price of PMI common stock reported on the New York Stock Exchange was $88.87.
PROPOSAL 3: APPROVAL OF THE 2022 PERFORMANCE INCENTIVE PLAN The Board of Directors recommends that you vote FOR the approval of the 2022 Performance Incentive Plan.	“FOR”

P M I 2 0 2 2 P r o x y S t a t e m e n t	73

A U D I T C O M M I T T E E M A T T E R S
AUDIT COMMITTEE MATTERS
Audit Committee Report for the Year Ended
December 31, 2021
To Our Shareholders:
Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting control. The Audit Committee monitors the Company’s financial reporting processes and systems of internal accounting control, the independence and the performance of the independent auditors, and the performance of the internal auditors. The Audit Committee has the sole authority for appointing, compensating and overseeing the work of the independent auditors. The Audit Committee also receives, among other things, regular updates from management on cybersecurity trends, risks, policies, and practices, including the results of risk advisories, reviews and other assurance activities as deployed by the Company’s information security and risk control functions.
The Audit Committee has received representations from management that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors, including in executive sessions without the presence of management, the independent auditors’ evaluation of the accounting principles, practices and judgments applied by management, the adequacy of the Company’s financial reporting processes, controls and procedures, and the Audit Committee has discussed any items required to be communicated to it by the independent auditors in accordance with regulations promulgated by the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board and the Independence Standards Board.
The Audit Committee has received from the independent auditors written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning their independence, and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Audit Committee has pre-approved all audit and permissible non-audit services provided by the independent auditors and the fees for those services. As part of this process, the Audit Committee has reviewed the audit fees of the independent auditors. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent auditors from performing specified services that might impair their independence, as well as compliance with the Company’s and the Audit Committee’s policies.
The Audit Committee discussed with the Company’s internal auditors and independent auditors the overall scope of and plans for their respective audits. The Audit Committee has met with the internal auditors and the independent auditors, separately and together, with and without management present, to discuss the Company’s financial reporting processes and internal control over financial reporting and overall control environment. The Audit Committee has reviewed significant audit findings prepared by the independent auditors and those prepared by the internal auditors, together with management’s responses.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
Audit Committee:
Lucio A. Noto, Chair
Michel Combes
Werner Geissler
Lisa A. Hook
Jun Makihara
Dessi Temperley

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A U D I T C O M M I T T E E M A T T E R S
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.
Independent Auditors’ Fees
Aggregate fees, including out-of-pocket expenses, paid to our independent auditors, PricewaterhouseCoopers SA, consisted of the following (in millions):
	2021	2020
Audit Fees (1)	$20.60	$20.50
Audit-Related Fees (2)	1.44	0.67
Tax Fees (3)	2.49	3.76
All Other Fees (4)	1.28	0.94
TOTAL	$25.81	$25.87

(1)
Fees and expenses associated with professional services in connection with (i) the audit of the Company’s consolidated financial statements and internal control over financial reporting, including statutory audits of the financial statements of the Company’s affiliates; (ii) reviews of the Company’s unaudited condensed consolidated interim financial statements; (iii) reviews of documents filed with the Securities and Exchange Commission; and (iv) audit procedures in connection with transactions, financings and system implementations.

(2)
Fees and expenses for professional services for audit-related services, which include due diligence related to acquisitions and divestitures, employee benefit plan audits, and procedures relating to various other audit and special reports.

(3)
Fees and expenses for professional services in connection with U.S. and foreign tax compliance assistance, consultation and advice on various foreign tax matters, transfer pricing documentation for compliance purposes and advice relating to customs and duties compliance matters.

(4)
Fees and expenses for professional services relating to certain human resources matters, market analysis and other professional services including in connection with sustainability reporting and equal salary certification.

Pre-Approval Policy
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. The Audit Committee requires the independent auditors to report on the actual fees charged for each category of service at Audit Committee meetings throughout the year.
During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.
In 2021, the Committee adopted and approved a revised pre-approval policy, titled the Philip Morris International Inc. Policy for Pre-Approval of Audit and Non-Audit Services Provided by Independent Audit Firm (the “Revised Policy”).  Under the Revised Policy, any fees and services that arise that were not included in the annual budget presented to the Committee at the beginning of the fiscal year will receive pre-approval by the Audit Committee chair if they meet the following criteria:
•
Individual services up to $250,000; and

•
Adjustments to any estimated pre-approval fee for any individual service up to $100,000.

The Audit Chair must report on such approvals at the next scheduled meeting of the Committee.  Any services that are greater than $250,000 or for which no specific approval was provided when the independent auditors’ annual budget was approved by the Committee will require pre-approval by the full Committee.

P M I 2 0 2 2 P r o x y S t a t e m e n t	75

R A T I F I C A T I O N O F T H E S E L E C T I O N O F I N D E P E N D E N T A U D I T O R S
RATIFICATION OF THE SELECTION
OF INDEPENDENT AUDITORS
The Audit Committee has selected PricewaterhouseCoopers SA (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2022, and has directed that management submit the selection of independent auditors to shareholders for ratification at the Annual Meeting. Representatives of PwC are expected to attend the Virtual Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
In determining to reappoint PwC, the Audit Committee considered a number of factors, including the following:
•
PwC has served as the Company’s independent auditors since we became an independent company in 2008;

•
The results of the Audit Committee’s evaluation of PwC’s qualifications, performance, independence and quality control procedures;

•
The Audit Committee’s belief that PwC’s deep knowledge of the Company and the Company’s information technology and systems platforms better equips it to focus the audit work where it is most needed, enhances the quality of risk-based reviews, and enables it to design and implement a superior audit plan and to effectively test for control weaknesses;

•
The Audit Committee’s belief that PwC has the capability and expertise and professionals in the many countries that are necessary to conduct a quality audit of our worldwide business;

•
External data relating to audit quality and performance, including the Public Company Accounting Oversight Board’s reports on PwC and its peer firms; and

•
The appropriateness of PwC’s fees.

Shareholder ratification of the selection of PwC as the Company’s independent auditors is not required by the Company’s by-laws or otherwise. However, we are submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its shareholders.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS SA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote in favor of this proposal. We have had a positive experience with PwC and believe it is in our best interest to continue that relationship.

“FOR”

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S H A R E H O L D E R P R O P O S A L
SHAREHOLDER PROPOSAL
Trinity Health, together with co-filers Common Spirit Health, Sisters of St. Dominic of Caldwell, Sisters of Charity of Saint Elizabeth, Sisters of Saint Joseph of Carondelet, The Sisters of St. Francis of Philadelphia, each claiming beneficial ownership of at least $2,000 worth of shares, submitted the proposal set forth below. The address and shareholdings of the proponents will be furnished upon request made to the Corporate Secretary. The Company is not responsible for the content of the shareholder proposal, which is printed below exactly as it was submitted.
WHEREAS: In 2016, Philip Morris International (“PMI”) stated a commitment ‘to deliver a smoke-free future’, and that it is “actively accelerating the decline of cigarette smoking beyond what can be achieved by traditional tobacco control measures alone.”1
PMI states on its website that “smoking is harmful. Cigarette smoking causes diseases and is addictive.”2
PMI sells the world’s best-selling cigarette brand in Marlboro and sold over 620 billion cigarettes worldwide in 2020—many in low- and middle-income countries where 80 percent of the world’s smokers live. In July 2021, PMI said that it will stop selling cigarettes in the United Kingdom within the next decade.3
In August 2021 PMI CEO Jacek Olzcak told the London Daily Mail that he had discussed selling PMI’s Marlboro business “but decided to keep the business to help finance its growth in ‘wellness’ products.”4
In September 2021, PMI acquired Vectura Group Plc at a cost of $1.9 billion. Vectura Group is a U.K.-based manufacturer of respiratory therapy devises such as inhalers and nebulizers that help people with asthma and lung diseases to breathe.
When PMI announced in July 2021 its intention to acquire Vectura, the presidents of the American Lung Association and American Thoracic Association issued a joint statement which said in part:
“We are deeply concerned that PMI will use the inhalation services technologies developed by Vectura to make their tobacco products more addictive. We are also deeply troubled that this company could further profit from the disease their products have caused by now selling therapies to the same people who were sickened by smoking PMI cigarettes. We also note, the proposed acquisition of Vectura by PMI creates a complex entanglement of conflicts of interest throughout the respiratory medicine supply chain that could undermine public confidence in essential medical products. It is clear this acquisition is not in the best interest of the public and lung disease patients, or even the medical drug and device industry.”5
After Vectura shareholders approved the acquisition Cancer Research UK’s chief executive Michelle Mitchell said, “It’s ironic that a tobacco company wants to invest in the lung health industry when their products are the biggest preventable cause of cancer, including lung cancer. If PMI really wanted to help, they could stop aggressively promoting and selling their products altogether.”6
RESOLVED: Shareholders request the Board of Directors initiate steps to phase out all production of PMI’s health-hazardous and addictive products by 2025.
SUPPORTING STATEMENT: The Company states on its website that it is “focused on our mission to one day stop selling cigarettes.” Yet it lists as risk factors in its 2020 10-K actions to reduce smoking rates, such as restrictions on package design and smoking in public places. We believe PMI needs to decide what kind of company it wants to be, and set a timeline to end the production, promotion and sale of all its tobacco products.

1
https://www.pmi.com/statement-of-purpose

2
https://www.pmi.com/faq-section/faq/is-smoking-harmful

3
https://www.cnbc.com/2021/07/26/philip-morris-says-it-could-stop-selling-cigarettes-in-britain.html

4
https://tobaccoreporter.com/2021/08/30/daily-mail-pmi-considered-selling-marlboro-business/

5
https://www.lung.org/media/press-releases/american-lung-association-and-american-thoracic

6
https://tobaccoreporter.com/2021/07/11/critics-astonished-by-pmi-takeover-of-pharma-business/

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S H A R E H O L D E R P R O P O S A L
FOR THE REASONS EXPLAINED BELOW, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL.
We are committed to accelerating the end of smoking and purposefully replacing cigarettes. We have been prudently and transparently transforming our purpose to deliver a smoke-free future. The implementation of this transformation is complex. It involves developing a new set of organizational capabilities. It involves marshaling resources to develop, scientifically substantiate, and responsibly commercialize reduced-risk products (“RRPs”) that are less harmful than smoking.  It involves industry-wide advocacy and leadership in establishing proper government oversight and regulation. And, it involves continuing to earn the trust and active cooperation of a host of stakeholders, from supply chain partners to customers to regulators and public health authorities.
Our management is best suited to address the myriad issues associated with implementing this transformation.  Our management has extensive regulatory, product development, scientific, commercialization, distribution, financial and accounting, and other professional experiences that inform the manner in which we pursue our vision for the benefit of our shareholders.
The transformation from cigarettes to RRPs will take time and the speed of the transformation depends in part upon several factors outside our control. Governments, in particular, can significantly help accelerate the end of smoking by ensuring that adult smokers have accurate information about smoke-free products, that only scientifically substantiated products are commercialized, and that risk-proportionate regulation and taxation provide appropriate incentives to encourage smokers who would otherwise continue to smoke and manufacturers to switch from cigarettes to better, scientifically substantiated alternatives. The timeline for these standards remains difficult to predict, and their details should significantly inform the manner in which we execute against our vision for a smoke-free future.
We have a range of RRPs in various stages of development, scientific assessment and commercialization, and the pace of this process should reflect appropriate care in light of our objectives.  Our RRPs are novel products in a new category, and the pace at which adult smokers adopt them may vary depending on numerous factors. If our management were externally restricted by undefined standards and artificial deadlines as it makes complex decisions relating to development, scientific assessment and commercialization of RRPs, then we may be unable to continue to be a leader in accelerating the end of smoking and purposefully replacing cigarettes.
Unilaterally stopping selling cigarettes without coordinated regulatory frameworks that apply to all industry participants will just force adult consumers of our cigarettes to move to competitive products and/or to illicit trade. This is neither serves the interests of our shareholders nor public health.
It is management’s responsibility to ensure that our company’s purpose is achieved through the appropriate structures, systems, processes, and people—and that our progress is communicated effectively to our stakeholders.  We will continue to be transparent on our progress towards our smoke-free future, and will continue to align our words with our actions across all areas of our business to enable us to reach this goal.
For the reasons discussed above, we believe that this proposal is neither necessary nor in the best interest of shareholders.
Therefore, the Board recommends a vote AGAINST the proposal.
PROPOSAL 5: SHAREHOLDER PROPOSAL	“AGAINST”

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R E L A T E D P E R S O N T R A N S A C T I O N S A N D C O D E O F C O N D U C T
RELATED PERSON TRANSACTIONS AND CODE OF CONDUCT
The Board has adopted a policy, which is available on the Company’s website, at www.pmi.com/who-we-are/corporate-governance/overview, that requires our executive officers, directors and nominees for director to promptly notify the Vice President, Associate General Counsel and Corporate Secretary in writing of any transaction in which (i) the amount exceeds $120,000; (ii) the Company is, was or is proposed to be a participant; and (iii) such person or such person’s immediate family members (“Related Persons”) has, had or may have a direct or indirect material interest (a “Related Person Transaction”). The Vice President, Associate General Counsel and Corporate Secretary, in consultation with outside counsel, to the extent appropriate, shall determine whether a potential transaction with a Related Person constitutes a Related Person Transaction requiring review under the policy (including whether the Company or the Related Person has a material interest, based on a review of all facts and circumstances). If the Vice President, Associate General Counsel and Corporate Secretary determines that the proposed transaction constitutes a Related Person Transaction or it would be beneficial to further review the transaction, then, in either case, the transaction will be referred to the CEO or the Nominating and Corporate Governance Committee of the Board. In practice, we expect the Nominating and Corporate Governance Committee to conduct a reasonable prior review and oversight of all Related Person Transactions for potential conflicts of interest. The Nominating and Corporate Governance Committee may ratify Related Person Transactions in limited situations. In deciding whether to approve, ratify or prohibit the Related Person Transaction, the Nominating and Corporate Governance Committee is required to consider all relevant facts and circumstances. The Nominating and Corporate Governance Committee will approve or ratify a Related Person Transaction only if it determines that the transaction is not opposed to the best interests of the Company, and the Nominating and Corporate Governance Committee must prohibit the transaction if it determines the transaction is inconsistent with the Company and its shareholders. All determinations by the CEO and the Vice President, Associate General Counsel and Corporate Secretary must be reported to the Nominating and Corporate Governance Committee at its next meeting.
The Company’s Formula 1 sponsorship agreement and its renewals have been negotiated on an arms-length basis with executives of Ferrari prior to the time our former Chairman, Mr. Camilleri, became CEO of Ferrari. At the time of the last renewal, in early 2018, the Nominating and Corporate Governance Committee reviewed the sponsorship as a Related Person Transaction and determined it to be in the best interests of the Company.
In addition, the wife of PMI’s Vice President & Controller, Reginaldo Dobrowolski, is a longstanding employee of PMI, and her total compensation for the fiscal year ended December 31, 2021 was approximately $495,000. This Related Person Transaction has been ratified by the CEO and the Nominating and Corporate Governance Committee.
The Board has also adopted the Code of Business Conduct and Ethics for Directors (the “Director Code”), which is available on our website, at www.pmi.com/who-we-are/corporate-governance/overview, has specific provisions addressing actual and potential conflicts of interest. The Director Code specifies: “Our directors have an obligation to act in the best interest of the Company. All directors should endeavor to avoid situations that present a potential or actual conflict between their interest and the interest of the Company.” The Director Code defines conflict of interest to include any instance in which (i) a person’s private interest interferes in any way, or even appears to interfere, with the interest of the Company, including its subsidiaries and affiliates; (ii) a director or a director’s family member takes an action or has an interest that may make it difficult for that director to perform his or her work objectively and effectively; and (iii) a director (or his or her family member) receives improper personal benefits as a result of the director’s position in the Company.
Similarly, our policies require all officers and employees of the Company to avoid situations where the officer’s or employee’s personal, financial or political activities have the potential of interfering with his or her loyalty and objectivity to the Company.

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A V A I L A B I L I T Y O F R E P O R T S, O T H E R M A T T E R S A N D 2 0 2 3 A N N U A L M E ET I N G
AVAILABILITY OF REPORTS, OTHER
MATTERS AND 2023 ANNUAL
MEETING
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS
We are required to provide an Annual Report to shareholders who receive this proxy statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available without charge to shareholders upon written request to the Company’s Corporate Secretary at Avenue de Rhodanie 50, 1007 Lausanne, Switzerland. You may review the Company’s filings with the U.S. Securities and Exchange Commission by visiting our website at www.pmi.com/investor-relations/overview. The information on our websites, including our 2020 Integrated Report as referenced in this proxy statement, is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the SEC.
OTHER MATTERS
Management knows of no other business that will be presented to the meeting for a vote. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.
The cost of this solicitation of proxies will be paid by us. In addition to the use of the mail, some of the officers and regular employees of the Company may solicit proxies by telephone and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by such persons. We will reimburse such persons for expenses incurred in forwarding such soliciting material. It is contemplated that additional solicitation of proxies will be made in the same manner under the engagement and direction of D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, at an anticipated cost of $24,000, plus reimbursement of out-of-pocket expenses.
2023 ANNUAL MEETING
Shareholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as directors must submit a written notice to the Vice President, Associate General Counsel and Corporate Secretary of the Company. Our by-laws set forth the procedures a shareholder must follow to nominate directors or to bring other business before shareholder meetings. For a shareholder to nominate a candidate for director at the 2023 Annual Meeting, presently anticipated to be held on May 3, 2023, notice of the nomination must be received by the Company between October 25 and November 24, 2022. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. The Nominating and Corporate Governance Committee will consider any nominee properly presented by a shareholder and will make a recommendation to the Board. After full consideration by the Board, the shareholder presenting the nomination will be notified of the Board’s conclusion. For a shareholder to bring other matters before the 2023 Annual Meeting and to include a matter in the Company’s proxy statement and proxy for that meeting, notice must be received by the Company between October 25 and November 24, 2022. The notice must include a description of the proposed business, the reasons therefor and other specified matters. In each case, the notice must be timely given to the Vice President, Associate General Counsel and Corporate Secretary of the Company, whose address is Avenue de Rhodanie 50, 1007 Lausanne, Switzerland. Any shareholder desiring a copy of the Company’s by-laws (which are posted on our website at www.pmi.com/who-we-are/corporate-governance/overview) will be furnished one without charge upon written request to the Vice President, Associate General Counsel and Corporate Secretary.
Darlene Quashie Henry
Vice President,
Associate General Counsel and Corporate Secretary
March 24, 2022

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E X H I B I T A : Q U E S T I O N S & A N S W E R S
EXHIBIT A: QUESTIONS & ANSWERS
1.
WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. André Calantzopoulos and Darlene Quashie Henry have each been designated as proxies for the 2022 Annual Meeting of Shareholders.
2.
WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The Record Date for the 2022 Annual Meeting of Shareholders is March 11, 2022. The Record Date is established by the Board of Directors as required by Virginia law. Shareholders of record (registered shareholders and street name holders) at the close of business on the Record Date are entitled to:
a)
receive notice of the meeting; and

b)
vote at the meeting and any adjournments or postponements of the meeting.

3.
WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, Computershare Trust Company, N.A., you are a registered shareholder.
If your shares of stock are held for you in the name of a broker or bank, then your shares are held in street name. The organization holding your shares of stock is considered the shareholder of record for purposes of voting at the Annual Meeting. The answer to Question 19 describes brokers’ discretionary voting authority, and when your broker or bank is permitted to vote your shares of stock without instruction from you.
4.
HOW CAN I PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?

The virtual Annual Meeting will be held online via a live webcast at 9:00 a.m. EDT, on Wednesday, May 4, 2022. There will be no physical location for shareholders to attend. Instead, shareholders may participate online at www.virtualshareholdermeeting.com/PMI2022. We encourage you to access the virtual Annual Meeting prior to the start time. Online access will be available starting at 8:30 a.m. EDT, on May 4, 2022.
To participate in the Virtual Annual Meeting, including to vote your shares electronically and ask questions live during the Meeting, you will need to enter the 16-digit control number included on your proxy card, notice of Internet availability of proxy materials, or on the voting instruction form accompanying your proxy materials. If you wish to ask questions during the Q&A session, you must follow instructions set forth in response to Question 5.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones), if running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing and participating in the virtual meeting. If you encounter any difficulties during the check-in or throughout the course of the meeting, please call 1-844-976-0738 toll-free (from within the United States or Canada), or 1-303-562-9301 (from outside the United States or Canada). Technical support will be available starting at 8:30 a.m. EDT, on May 4, 2022.
For further information about the Virtual Annual Meeting, please call toll-free 1-866-713-8075.
5.
MAY SHAREHOLDERS ASK QUESTIONS AT THE MEETING?

Yes. In fact, we encourage questions from our shareholders. For full transparency, during the Q&A session, which will be publicly webcast, our shareholders will be able to ask questions live, on a first-come, first-served basis.

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E X H I B I T A : Q U E S T I O N S & A N S W E R S
The Q&A session will follow the conclusion of the formal meeting.
Shareholders of record who have accessed the virtual annual meeting as described in the instructions set forth in response to Question 4, may ask questions live during the Q&A session of the meeting by calling the number posted on the virtual annual meeting webpage under the section “Questions.” In order to ask a question, you will be required to provide your 16-digit control number to the operator. Because this is a meeting of shareholders, only shareholders of record as of the Record Date with a valid control number will be allowed to ask questions at our virtual annual meeting.
In order to provide an opportunity for everyone who wishes to speak, shareholders will be limited to two minutes. Shareholders may speak a second time only after all others who wish to speak have had their turn. When speaking, shareholders must direct questions and comments to the Executive Chairman and confine their remarks to matters that relate directly to the business of the meeting.
We reserve the right to reject redundant questions or questions that we deem profane or otherwise inappropriate. The meeting is not to be used as a forum to discuss personal grievances, business disputes or to present general political, social or economic views that are not directly related to the business of the meeting.
A full webcast replay will be posted to our Investor Relations website at www.pmi.com/investors for one year following the meeting.
6.
WHAT ARE THE BENEFITS OF THE VIRTUAL ANNUAL MEETING?

Meaningful shareholder engagement is important to us, and our 2022 Virtual Annual Meeting of Shareholders, conducted solely online through a live webcast, significantly improved shareholder attendance and participation. We believe that this year, this format will again facilitate participation of our shareholders worldwide, regardless of their resources, size or physical location, while saving us and our shareholders time and travel expenses, and, importantly, reducing our environmental impact.
Shareholders will have the same rights and opportunities to participate in our virtual annual meeting as they would at an in-person meeting. For full transparency, during the Q&A session, which will be publicly webcast, shareholders with a valid control number will be able to ask questions live, on a first-come, first-served basis. In addition, a full webcast replay will be posted to our Investor Relations website at www.pmi.com/investors for one year following the meeting.
If you plan to participate in our 2022 Virtual Annual Meeting of Shareholders, you must follow the instructions set forth in response to Question 4.
If you wish to ask questions during the Q&A session, you must follow the instructions set forth in response to Question 5.
7.
WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

a)
In Writing: All shareholders of record can vote by mailing their completed and signed proxy card (in the case of registered shareholders) or their completed and signed voting instruction form (in the case of street name holders).

b)
By Telephone and Internet Proxy: All shareholders of record also can vote their shares of common stock by touch-tone telephone using the telephone number on the proxy card, or by Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders of record may vote by telephone or Internet if their brokers or banks make those methods available. If that is the case, each broker or bank will enclose instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Proxies submitted by Internet or telephone must be received by 11:59 p.m. EDT, on May 3, 2022.

c)
In Person at the Virtual Annual Meeting: All shareholders of record may vote at the virtual meeting online at www.virtualshareholdermeeting.com/PMI2022. If you wish to vote at our virtual annual meeting of shareholders, you must follow the instructions set forth in response to Question 4. You may vote until the Executive Chairman declares the polls closed. Shareholders participating in the virtual annual meeting are considered to be attending the meeting “in person.”

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8.
HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:
a)
giving written notice to the Vice President, Associate General Counsel and Corporate Secretary of the Company;

b)
delivering a later-dated proxy; or

c)
voting at the virtual meeting.

9.
ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We have established and will maintain a practice of holding the votes of individual shareholders in confidence except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates their vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote. We will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.
10.
WHAT ARE THE CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

Shareholders may:
a)
vote in favor of a nominee;

b)
vote against a nominee; or

c)
abstain from voting on a nominee.

Directors will be elected by a majority of the votes cast, which will occur if the number of votes cast “FOR” a director nominee exceeds the number of votes “AGAINST” that nominee. See “Election of Directors—Majority Vote Standard in Uncontested Elections” on page 19.
The Board recommends a vote “FOR” all of the nominees.
11.
WHAT ARE THE CHOICES WHEN VOTING ON THE ADVISORY SAY-ON-PAY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS?

Shareholders may:
a)
vote in favor of the resolution;

b)
vote against the resolution; or

c)
abstain from voting on the resolution.

The resolution will be approved if the votes cast “FOR” exceed the votes cast “AGAINST.”
The Board recommends a vote “FOR” this resolution.
The advisory vote on this matter is non-binding. However, the Board and the Compensation and Leadership Development Committee value the opinions of our shareholders and will consider the outcome of the vote when making future executive compensation decisions.

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E X H I B I T A : Q U E S T I O N S & A N S W E R S
12.
WHAT ARE THE CHOICES WHEN VOTING ON THE 2022 PERFORMANCE INCENTIVE PLAN?

Shareholders may:
a)
vote in favor of the 2022 Plan;

b)
vote against the 2022 Plan; or

c)
abstain from voting on the 2022 Plan.

The 2022 Performance incentive Plan will be approved if the votes cast “FOR” exceed the votes cast “AGAINST.”
The Board recommends a vote “FOR” this proposal.
13.
WHAT ARE THE CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS SA AS THE COMPANY’S INDEPENDENT AUDITORS, AND WHAT VOTE IS NEEDED TO RATIFY THEIR SELECTION?

Shareholders may:
a)
vote in favor of the ratification;

b)
vote against the ratification; or

c)
abstain from voting on the ratification.

The selection of the independent auditors will be ratified if the votes cast “FOR” exceed the votes cast “AGAINST.”
The Board recommends a vote “FOR” this proposal.
14.
WHAT ARE THE CHOICES WHEN VOTING ON THE SHAREHOLDER PROPOSAL?

Shareholders may:
a)
vote in favor of the Shareholder Proposal;

b)
vote against the Shareholder Proposal; or

c)
abstain from voting on the Shareholder Proposal.

The Shareholder Proposal will be approved if the votes cast “FOR” exceed the votes cast “AGAINST.”
The Board recommends a vote “AGAINST” this proposal.
15.
WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies that are signed and returned will be voted “FOR” the election of all director nominees, “FOR” the advisory say-on-pay resolution approving the compensation of our named executive officers, "FOR" the 2022 Plan, “FOR” the proposal to ratify the selection of PricewaterhouseCoopers SA as the Company’s independent auditors, and “AGAINST” the shareholder proposal to phase out all production of PMI’s health-hazardous and addictive products by 2025, if properly presented at the meeting.
16.
WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on March 11, 2022. Each share of common stock is entitled to one vote. As of March 11, 2022, the Company had 1,550,082,073 shares of common stock outstanding.

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17.
HOW DO I VOTE IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

The proxy card you have received includes your dividend reinvestment plan shares. You may vote your shares through the Internet, by telephone or by mail, all as described on the enclosed proxy card.
18.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Trust Company, N.A., P.O. Box 505005, Louisville, KY 40233-5005 or you can reach Computershare at 1-877-745-9350 (from within the United States or Canada) or 1-781-575-4310 (from outside the United States or Canada), or via e-mail at pmi@computershare.com.
19.
WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If you are a street name holder of shares, you should have received a voting instruction form with the proxy statement sent from your broker or bank. Your shares held in street name may be voted only on certain “routine” matters when you do not provide your broker or bank with voting instructions. For example, the ratification of the selection of PricewaterhouseCoopers SA as independent auditors of the Company is considered a “routine” matter for which brokers or banks may vote uninstructed shares. When a proposal is not a “routine” matter (such as the election of director nominees and say-on-pay advisory votes) and the broker or bank has not received voting instructions from the street name holder with respect to that proposal, that broker or bank cannot vote the shares on that proposal. This is called a broker non-vote. Therefore, it is important that you provide instructions to your broker or bank with respect to your vote on these “non-routine” matters.
20.
ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions will not be included in the vote totals for any matter. Broker non-votes will not be included in vote totals and will not affect the outcome of the vote.
21.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

Your shares are counted as present at the meeting if you attend the virtual meeting and vote in person during the virtual annual meeting, or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of March 11, 2022, must be present in person at the virtual annual meeting or by proxy. This is referred to as a quorum. Abstentions and shares of record held by a broker, bank or other agent (“Broker Shares”) that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

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EXHIBIT B: 2022 Performance
Incentive Plan
Section 1. Purpose; Definitions.
The purpose of the Plan is to: (i) support the Company’s ongoing efforts to develop and retain world-class leaders who will seek to drive the Company’s sustained growth and performance; and (ii) enable the Company to provide incentives directly linked to the performance of the Company’s business and increases in shareholder value.
For purposes of the Plan, the following terms are defined as set forth below:
(a)
“Affiliate” means an entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company, within the meaning of Rule 12b-2 of the Exchange Act.

(b)
“Award” means the grant under the Plan of Incentive Awards (including Performance Share Units), Restricted Shares or Restricted Share Units.

(c)
“Award Agreement” means the written or electronic agreement issued by the Company to the Participant that sets forth the terms and provisions of the Award granted under the Plan.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cause,” with respect to any Participant, means termination because of:

(i)
continued failure to substantially perform the Participant’s job duties (other than resulting from incapacity due to disability) within ten (10) days after a written demand by the Company (or any of its Subsidiaries or Affiliates, as the case may be) that identifies the manner in which the Company (or any of its Subsidiaries or Affiliates, as the case may be) has reasonably determined that the Participant has not performed his or her duties;

(ii)
gross negligence in the performance of the Participant’s job duties, willful misconduct, or a material violation of Company policy (including, without limitation, the code of conduct of the Company), that the Company has reasonably determined has resulted in, or is likely to result in, a material and demonstrable detriment to the Company’s business, operations, properties, financial condition or reputation; or

(iii)
the Participant’s conviction of a felony or a plea of nolo contendere by the Participant with respect to a felony.

A termination for Cause must be communicated to the Participant by written notice that specifies the event or events claimed to provide a basis for termination for Cause.
(f)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)
“Commission” means the Securities and Exchange Commission or any successor agency.

(h)
“Committee” means the Compensation and Leadership Development Committee of the Board or a subcommittee thereof, any successor thereto or such other committee or subcommittee as may be designated by the Board to administer the Plan, which shall (a) consist of two or more individuals each of whom shall be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3; and (b) satisfy the applicable requirements of any stock exchange or national market system on which the Common Stock may then be listed.

(i)
“Common Stock” or “Stock” means the common stock of the Company, without par value.

(j)
“Company” means Philip Morris International Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor thereto.

(k)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

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(l)
“Good Reason,” with respect to any Participant, means, unless pursuant to the Participant’s prior written consent, termination following a Change in Control because of:

(i)
a material adverse change in the Participant’s job responsibilities, authority or duties (including reporting level) with the Company (or any of its Subsidiaries or Affiliates, as the case may be) as in effect immediately prior to the Change in Control;

(ii)
any material reduction in the aggregate of the Participant’s base salary, benefits, cash incentive award opportunity and equity award opportunity, as in effect immediately prior to the Change in Control; or

(iii)
a requirement by the Company (or any of its Subsidiaries or Affiliates, as the case may be) for the Participant to change his or her regular workplace that increases the Participant’s commute by more than 50 miles from the commute in effect immediately prior to the Change in Control.

A termination for Good Reason must be communicated to the Company by written notice that specifies the event or events claimed to provide a basis for termination for Good Reason; provided that the Participant’s written notice must be tendered within ninety (90) days of the occurrence of such event or events and, provided further, that the Company shall have failed to remedy such act or omission within thirty (30) days following its receipt of such notice.
(m)
“Incentive Award” means an Award made pursuant to Section 5(a)(iii).

(n)
“Participant” means any eligible individual as set forth in Section 3 to whom an Award is granted and any authorized transferee of such individual.

(o)
“Performance-Based Award” means any Award granted pursuant to the Plan through the application of Performance Goals and Performance Cycles.

(p)
“Performance Cycle” means the period selected by the Committee during which the performance of the Company or any Subsidiary, Affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

(q)
“Performance Goals” mean the objectives for the Company or any Subsidiary or Affiliate or any unit thereof or any individual that may be established in the sole discretion of the Committee for a Performance Cycle with respect to any Performance-Based Awards contingently awarded under the Plan. The Performance Goals for Awards may be based on one or more criteria selected by the Committee including, without limitation, the following: earnings per share; total shareholder return; net revenues, excluding excise taxes; operating income; operating companies income; net income; earnings before or after deduction for all or any portion of interest, taxes, depreciation and/or amortization expense; free cash flow; operating cash flow; free/operating cash flow productivity; return on equity; return on capital; economic value added; change in the overall cost base; operating margins; product volume or market share; product innovation; attainment of product commercialization targets; share price appreciation; gross profit; gross profit margins; achievement of research and development milestones; other strategic initiatives, including sustainability goals which the Company may establish as part of its strategic initiatives from time to time; achievement of regulatory milestones; portfolio transformation; or achievement of diversity and inclusion goals; and any other criteria or measurement approved by the Committee. Any Performance Goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

(r)
“Performance Share Unit” has the meaning set forth in Section 5(a)(iii).

(s)
“Plan” means this Philip Morris International Inc. 2022 Performance Incentive Plan, as may be amended from time to time.

(t)
“Restricted Period” means the period during which an Award is forfeitable under certain conditions and may not be sold, assigned, transferred, pledged or otherwise encumbered.

(u)
“Restricted Share” means an Award of shares of Common Stock pursuant to Section 5(a)(i).

(v)
“Restricted Share Unit” means an Award described in Section 5(a)(ii).

(w)
“Subsidiary” means has the meaning given to it under Rule 12b-2 of the Exchange Act.

In addition, the terms “Affiliated Group,” “Business Combination,” “Change in Control,” “Incumbent Board,” “Outstanding Company Stock,” “Outstanding Company Voting Securities” and “Person” have the meanings set forth in Section 6.

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Section 2. Administration.
The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Company, a Subsidiary or an Affiliate may operate to assure the viability of the benefits of Awards made to individuals employed in such countries and to meet the objectives of the Plan.
Subject to the terms of the Plan, the Committee shall have the authority to determine those employees eligible to receive Awards, and the amount, type and terms of each Award, and to establish and administer any Performance Goals applicable to such Awards. The Committee may delegate its authority and power under the Plan to one or more officers of the Company, subject to guidelines prescribed by the Committee, but only with respect to Participants who are not subject to Section 16 of the Exchange Act.
Any determination made by the Committee or by one or more officers pursuant to delegated authority in accordance with the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate, and all decisions made by the Committee or any appropriately designated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.
Section 3. Eligibility.
Employees of the Company, its Subsidiaries and Affiliates, who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries or its Affiliates, or any other employee of the Company, its Subsidiaries and Affiliates, who the Committee determines should be eligible to participate, are eligible to be granted Awards under the Plan.
Section 4. Common Stock Subject to the Plan.
(a)
Common Stock Available. The total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 25,000,000. To the extent any Restricted Share or Restricted Share Unit is cashed out or terminates or expires or is forfeited without a payment being made to the Participant in the form of Common Stock, the shares subject to such Award that were not so paid, if any, shall not again be available for distribution in connection with Awards under the Plan. Shares of Common Stock that are potentially issuable pursuant to a Performance Share Unit or other Performance-Based Award but that are not so issued due to the Participant’s termination or to the failure to achieve Performance Goals, shall again be available for distribution in connection with Awards under the Plan. Any shares of Common Stock that are used by a Participant as full or partial payment of withholding or other taxes shall not again be available for distribution in connection with Awards under the Plan.

(b)
Adjustments for Certain Corporate Transactions. Subject to the provisions of Section 6:

(i)
In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution (excluding regular cash dividends), stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock, the Committee shall make such adjustments or substitutions with respect to the Plan and to Awards granted thereunder as it deems appropriate to reflect the occurrence of such event, including, but not limited to, adjustments (A) to the aggregate number and kind of securities reserved for issuance under the Plan, (B) to the Performance Goals or Performance Cycles of any outstanding Performance-Based Awards, and (C) to the number and kind of securities subject to outstanding Awards. In addition, the Committee may make an Award in substitution for incentive awards, stock awards, stock options or other equity-based awards held by an individual who becomes an employee of the Company, a Subsidiary or an Affiliate in connection with a transaction described in this Section 4(b)(i), and, to the extent permitted by law and regulation, shares of Common Stock subject to such substituted Awards shall not reduce the number of shares of Common Stock reserved and available for distribution under the Plan. Notwithstanding any provision of the Plan, the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

(ii)
In connection with any of the events described in Section 4(b)(i), and consistent with Section 409A of the Code, the Committee shall also have authority with respect to the Plan and to Awards, except as may otherwise be required under an applicable Award Agreement, to cancel or adjust the terms of an outstanding Award as appropriate to reflect the substitution for the outstanding Award of an award of equivalent value granted by another entity. In the event of a substitution under Section 4(b)(i), references in this Plan and in the applicable Award Agreements thereunder to “Common Stock” or “Stock” shall be deemed (except for purposes of Section 6(b) hereunder and for any similar provisions of applicable Award Agreements) to also refer to the securities of the other entity where appropriate.

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(iii)
In connection with any of the events described in Section 4(b)(i), with respect to the Plan and to Awards granted thereunder, the Committee is also authorized to provide for the payment of any outstanding Awards in cash.

(iv)
In the event of any conflict between this Section 4(b) and other provisions of the Plan, the provisions of this section shall control. Receipt of an Award under the Plan shall constitute an acknowledgement by the Participant receiving such Award of the ability of the Committee to adjust any award for which an Award under the Plan is substituted.

Section 5. Awards.
(a)
General. The types of Awards that may be granted under the Plan are set forth below. Awards may be granted singly, in combination or in tandem with other Awards.

(i)
Restricted Shares. Restricted Shares are shares of Common Stock that are awarded to a Participant and that during the Restricted Period may be forfeitable to the Company upon such conditions as may be set forth in the applicable Award Agreement. Except as provided in the applicable Award Agreement, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. Except as provided in the applicable Award Agreement, a Participant shall have with respect to such Restricted Shares all the rights of a holder of Common Stock during the Restricted Period.

(ii)
Restricted Share Units. Restricted Share Units represent the right to receive shares of Common Stock, cash, or both (as determined by the Committee) upon satisfaction of such conditions as may be set forth in the applicable Award Agreement. Except as provided in the applicable Award Agreement, Restricted Share Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. Except as provided in the applicable Award Agreement, a Participant shall have with respect to such Restricted Share Units none of the rights of a holder of Common Stock unless and until shares of Common Stock are actually delivered in satisfaction of such Restricted Share Units.

(iii)
Incentive Awards.

(1)
Incentive Awards are Performance-Based Awards that are expressed in U.S. or any other jurisdiction’s currency or Common Stock or any combination thereof.

(2)
Incentive Awards may be in the form of Performance Share Units, which are Performance-Based Awards denominated in shares of Common Stock and based on the achievement of Performance Goals during a Performance Cycle. Except as provided in the applicable Award Agreement, Performance Share Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the relevant Performance Cycle. Except as provided in the applicable Award Agreement, a Participant shall have with respect to such Performance Share Units none of the rights of a holder of Common Stock unless and until shares of Common Stock are actually earned and delivered to the Participant. No dividend equivalents will be paid with respect to unearned Performance Share Units; dividend equivalents may be accrued and paid at the end of a Performance Cycle with respect to shares that are earned.

(3)
Any Award granted under the Plan may include Performance Goals and Performance Cycles.

(b)
Discretion. Notwithstanding the achievement or failure to achieve any Performance Goal established under the Plan, the Committee has the discretion to adjust the pay-out pursuant to a Performance-Based Award as it determines is appropriate.

(c)
Extraordinary Events. At, or at any time after, the time an Award is granted, the Committee, in its sole discretion, may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific events, including, to the extent significant, corporate transactions, accounting or tax law changes, asset write-downs, litigation or claim adjustments, foreign exchange gains and losses, unbudgeted capital expenditures and other unusual or infrequently occurring events.

Section 6. Change in Control Provisions.
(a)
Impact of Event. Unless provided otherwise by the Committee (as constituted prior to a Change in Control) in an Award Agreement, or as provided in an employment agreement or similar agreement between the Company or any Subsidiary or Affiliate and the Participant, in the event of a Change in Control:

(i)
If and to the extent share-based Performance-Based Awards outstanding as of the date the Change in Control is determined to have occurred are converted into, as applicable, time-based restricted shares or restricted share units of the successor (or its parent company), then such converted awards shall remain outstanding

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and shall be governed by their respective terms; provided that if, during the 24-month period following the Change in Control date, the Participant’s employment is terminated by such successor (or an Affiliate) without Cause or by the Participant for Good Reason, such awards, to the extent then outstanding, shall fully vest. With respect to share-based Performance-Based Awards that are outstanding as of the Change in Control date and are not so converted, such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code as set forth in the applicable terms of the Awards). In either case, the value of any awards under this Section 6(a)(i) as of the Change in Control date shall be determined in the manner the Committee, as constituted immediately before the Change in Control, deems appropriate either (1) based on actual performance as of such date if (A) more than half of the Performance Cycle has elapsed as of such date and (B) actual performance is determinable as of such date; or (2) assuming target performance had been achieved in all other circumstances.
(ii)
If and to the extent any other Awards outstanding as of the Change in Control date is determined to have occurred are assumed by the successor (or its parent company) or cancelled in exchange for comparable awards issued by the successor (or its parent company), and, if, during the 24-month period following the Change in Control date, the Participant’s employment is terminated by such successor (or an Affiliate) without Cause or by the Participant for Good Reason, such awards, to the extent then outstanding, shall become free of all restrictions and fully vest. With respect to such Awards that are outstanding as of the Change in Control date and are not assumed, converted or substituted, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code as set forth in the applicable terms of the Awards).

(iii)
For an Award to be validly assumed, converted or substituted by a successor for purpose of this Section 6, it must (A) provide such Participant with rights, terms and conditions substantially equivalent or superior to the rights, terms and conditions applicable under such Award, including, but not limited to, identical vesting schedules; (B) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (C) for share-based Awards, be based on stock that is listed and traded on an established U.S. securities market or an established securities market outside the United States upon which the Participant could readily trade the stock without administrative burdens or complexities. The determination of whether the conditions of this Section 6(a)(iii) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iv)
Notwithstanding any other provision of this Section 6 or the Plan to the contrary, any Incentive Awards, including cash-based Performance-Based Awards, relating to Performance Cycles that have been completed prior to the Change in Control date, will be deemed earned and become immediately payable in cash.

(b)
Definition of Change in Control. A “Change in Control” means the happening of any of the following events:

(i)
Consummation of the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company or any corporation or other entity controlled by the Company (the “Affiliated Group”), (2) any acquisition by a member of the Affiliated Group, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by a member of the Affiliated Group or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) of this Section 6(b); or

(ii)
Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)
Consummation of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly

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or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns such shares and voting power through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of any member of the Affiliated Group or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or at the time of the action of the Board providing for such Business Combination or were elected, appointed or nominated by the Board; or
(iv)
Consummation of a (A) complete liquidation or dissolution of the Company or (B) sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which immediately following such sale or other disposition, (1) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of any member of the Affiliated Group or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or at the time of the action of the Board providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

(c)
Timing of Payment. Except as provided in Section 13(i), any amount required to be paid pursuant to this Section 6 shall be paid as soon as practicable after the date such amount becomes payable (but not later than 60 days after such date, and the Participant may not determine the time of payment).

Section 7. Plan Amendment and Termination.
The Board may amend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would increase the total number of shares of Common Stock that may be distributed under the Plan (other than under the provisions of Section 4(b)). Except as set forth in any Award Agreement or as necessary to comply with applicable law or avoid adverse tax consequences to some or all Participants, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient’s consent.
Section 8. Payments and Payment Deferrals.
Payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards, under such rules and procedures as it may establish. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Stock equivalents. Any deferral and related terms and conditions shall comply with Section 409A of the Code and any regulations and other guidance thereunder to the extent Section 409A is applicable to the Award or the deferral of the Award.
Section 9. Dividends and Dividend Equivalents.
Subject to the provisions of Section 5(a)(iii), the Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s

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Plan account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Common Stock or Common Stock equivalents.
Section 10. Transferability.
Except as provided in the applicable Award Agreement or otherwise required by law, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary, in no event may an Award be transferred by a Participant to a third party for monetary value.
Section 11. Award Agreements.
Each Award under the Plan, other than an annual, cash-based Incentive Award, shall be evidenced by a written or electronic agreement (which need not be signed by the recipient unless otherwise specified by the Committee) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event the Participant’s employment terminates. The Committee may, in its discretion, amend an Award Agreement or accelerate the vesting of any Award, provided that, except as set forth in any Award Agreement or as necessary to comply with applicable law or avoid adverse tax consequences to some or all Plan Participants, no such amendment may materially and adversely affect an Award without the Participant’s consent.
Section 12. Unfunded Status of Plan.
It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
Section 13. General Provisions.
(a)
The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)
Nothing contained in the Plan shall prevent the Company, a Subsidiary or an Affiliate from adopting other or additional compensation arrangements for their respective employees.

(c)
Neither the adoption of the Plan nor the granting of Awards under the Plan shall confer upon any employee any right to continued employment nor shall they interfere in any way with any right of the Company, a Subsidiary or an Affiliate in relation to the employment of any employee at any time.

(d)
No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind that are required by law or applicable regulation to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise or conversion of, the Award that gives rise to the withholding requirement. The value of any shares of Common Stock allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with U.S. Generally Accepted Accounting Principles, to the extent applicable, and relevant tax compliance requirements. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.

(e)
The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in an Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the Commonwealth of Virginia, to resolve any and all issues that may arise out of or relate to the Plan or any related Award.

92	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E X H I B I T B: 2 0 2 2 P E R F O R M A N C E I N C E N T I V E P L A N
(f)
If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

(g)
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(h)
Notwithstanding anything in this Plan to the contrary, the Plan shall be construed to reflect the intent of the Company that all Awards under the Plan and any elections to defer, distributions, and other aspects of the Plan shall, to the extent subject to Section 409A of the Code, comply with Section 409A and any regulations and other guidance thereunder. If a payment obligation under this Plan arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation §1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation §1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s separation from service (as defined in Section 409A of the Code), provided, however, that if the Participant is a Specified Employee (as defined in Section 409A of the Code), any payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. With respect to any award under the Plan that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of the assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control. Notwithstanding anything to the contrary, each Participant shall be solely responsible for the tax consequences of Awards, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. The Company does not represent or warrant that the Plan or any Award complies with Section 409A or any other provision of federal, state, local or other tax law.

(i)
All Awards granted under the Plan will be subject to clawback, recovery, or recoupment, as determined by the Committee in its sole discretion, including but not limited to a reacquisition right with respect to previously granted Restricted Stock or other cash or property, (a) as provided in the Company’s Compensation Reimbursement Policy, which is applicable to all officers of the Company on the same terms and conditions, including without limitation, any such policy adopted to comply with the requirements of applicable law or the rules and regulations of any stock exchange applicable to the Company, (b) as is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, (c) as provided in the applicable Award Agreement, and/or (d) to the extent that the Committee determines that the Participant has been involved in the altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, or that the Participant has willfully engaged in any activity injurious to the Company, or the Participant’s separation from service with the Company and/or its Affiliates or Subsidiaries is for Cause. No recovery of compensation under this Section will be an event giving rise to a right to resign for “Good Reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.

(j)
No fractional shares of Common Stock or units of any securities shall be issued pursuant to this Plan or any Award, and the Committee shall determine whether cash, other securities or property shall be paid or transferred in lieu of such fractional shares or any rights thereto shall be eliminated.

(k)
The Plan is effective as of May 4, 2022, provided it is approved by shareholders of the Company. Except as otherwise provided by the Board, no Awards shall be made under the Plan after May 3, 2027, provided that any Awards prior to that date may extend beyond it.

P M I 2 0 2 2 P r o x y S t a t e m e n t	93

E X H I B I T C: R E C O N C I L I A T I O N S
EXHIBIT C: RECONCILIATIONS
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments to Net Revenues, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions) (Unaudited)
	2021	2020	% Change
Net Revenues	$31,405	$28,694	9.4%
Less: Saudi Arabia customs assessments	(246)
Adjusted Net Revenues	31,651	28,694	10.3%
Less: Currency	678
Less: Acquisitions	109
Adjusted Net Revenues, ex. currency and acquisitions	$30,864	$28,694	7.6%(1)

(1)
On an organic basis

Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
For the Years Ended December 31,
($ in millions) (Unaudited)
	2021	2020	% Change
Net cash provided by operating activities (1)	$11,967	$9,812	22.0%
Less: Currency	799
Net cash provided by operating activities, excluding currency	$11,168	$9,812	13.8%

(1)
Operating cash flow

94	D e l i v e r i n g a S m o k e - F r e e F u t u r e

E X H I B I T C: R E C O N C I L I A T I O N S
Calculation of Three-Year Adjusted Operating Income Organic Compound Annual Growth Rate (CAGR)
For the Years Ended December 31,
($ in millions) (Unaudited)
	2019	2018	% Change
Operating Income	$10,531	$11,377	(7.4)%
Less:
Asset impairment and exit costs	(422)	—
Canadian tobacco litigation-related expense	(194)	—
Loss on deconsolidation of RBH	(239)	—
Russia excise and VAT audit charge	(374)	—
Adjusted Operating Income	$11,760	$11,377	3.4%
Operating Income attributable to RBH		(542)(1)
Adjusted Operating Income	$11,760	$10,835(2)	8.5%
Less: Currency	(293)
Adjusted Operating Income, excluding Currency	$12,053	$10,835(2)	11.2%
Less: Acquisitions	—
Adjusted Operating Income, excluding Currency and Acquisitions	$12,053	$10,835(2)	11.2%(4)
	2020	2019	% Change
Operating Income	$11,668	$10,531	10.8%
Less:
Asset impairment and exit costs	(149)	(422)
Canadian tobacco litigation-related expense	—	(194)
Loss on deconsolidation of RBH	—	(239)
Russia excise and VAT audit charge	—	(374)
Brazil indirect tax credit	119	—
Adjusted Operating Income	$11,698	$11,760	(0.5)%
Operating Income attributable to RBH		(126)(3)
Adjusted Operating Income	$11,698	$11,634(2)	0.6%
Less: Currency	(474)
Adjusted Operating Income, excluding Currency	$12,172	$11,634(2)	4.6%
Less: Acquisitions	—
Adjusted Operating Income, excluding Currency and Acquisitions	$12,172	$11,634(2)	4.6%(4)
	2021	2020	% Change
Operating Income	$12,975	$11,668	11.2%
Less:
Asset impairment and exit costs	(216)	(149)
Saudi Arabia customs assessments	(246)
Asset acquisition costs	(51)
Brazil indirect tax credit		119
Adjusted Operating Income	$13,488	$11,698	15.3%
Less: Currency	268
Adjusted Operating Income, excluding Currency	$13,220	$11,698	13.0%
Less: Acquisitions	1
Adjusted Operating Income, excluding Currency and Acquisitions	$13,219	$11,698	13.0%(4)
Three-Year Adjusted Operating Income Organic CAGR			9.6%

(1)
Represents the impact attributable to RBH from March 22, 2018 through December 31, 2018

(2)
Pro forma

(3)
Represents the impact attributable to RBH from January 1, 2019 through March 21, 2019

(4)
On an organic basis

Note: Financials attributable to RBH include Duty Free sales in Canada

P M I 2 0 2 2 P r o x y S t a t e m e n t	95

E X H I B I T D : G L O S S A R Y O F T E R M S
EXHIBIT D: GLOSSARY OF TERMS

Financial	Other
•
Net revenues exclude excise taxes.

•
Net revenues from smoke-free products are defined as operating revenues generated from the sales of PMI’s heated tobacco units, Platform 1 devices and related accessories, other nicotine-containing products, and any other non-combustible products.

•
Operating Income (“OI”) is defined as gross profit minus operating expenses.

•
Adjusted Net Revenues in 2021 exclude the impact related to the Saudi Arabia customs assessments.

•
Adjusted OI is defined as reported OI adjusted for asset impairment and exit costs and other special items.

•
EPS stands for Earnings Per Share.

•
Adjusted Diluted EPS is defined as reported diluted EPS adjusted for asset impairment and exit costs, tax items and other special items.

•
Operating cash flow is defined as net cash provided by operating activities, excluding currency.

•
Organic growth is defined as growth rates presented on an organic basis that reflect currency-neutral underlying results.

•
Pro forma 2019 results have been adjusted for the deconsolidation of PMI’s Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), effective March 22, 2019 (the date of deconsolidation). For further details, see Item 8, Note 20, Deconsolidation of RBH, to the consolidated financial statements included in our 2021 Form 10-K.

•
Adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are included in Exhibit C.

•
Reduced-risk products (“RRPs”) is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of RRPs in various stages of development, scientific assessment and commercialization. Our RRPs are smoke-free products that do not burn tobacco; they contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

•
PSUs are Performance Share Units.

•
RSUs are Restricted Share Units and may be issued in the form of deferred share awards.

•
TSR stands for Total Shareholder Return.

•
“PMI,” the “Company,” “we,” “us,” and “our” refer to Philip Morris International Inc. and its subsidiaries.

•
Trademarks and service marks in this proxy statement are the registered property of, or licensed by, the subsidiaries of Philip Morris International Inc. and are italicized.

•
“Platform 1” is the term we use to refer to our reduced-risk product that uses a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol.

•
Unless otherwise stated, all references to IQOS are to PMI’s Platform 1 IQOS devices and heated tobacco consumables.

•
ESG stands for environmental, social, and governance, which are key factors used by investors to measure corporate social responsibility.

•
EU means the European Union.

96	D e l i v e r i n g a S m o k e - F r e e F u t u r e

2022 PROXY STATEMENT And Notice of Annual Meeting of Shareholders To be held on Wednesday, May 4, 2022

PHILIP MORRIS
INTERNATIONAL

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET

VOTE BY PHONE - 1-800-690-6903

VOTE BY MAIL

D69454-P67126-Z81874

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PHILIP MORRIS INTERNATIONAL INC.

1. Election of Directors:

	For	Against	Abstain
1a. Brant Bonin Bough	☐	☐	☐
1b. André Calantzopoulos	☐	☐	☐
1c. Michel Combes	☐	☐	☐
1d. Juan José Daboub	☐	☐	☐
1e. Werner Geissler	☐	☐	☐
1f. Lisa A. Hook	☐	☐	☐
1g. Jun Makihara	☐	☐	☐
1h. Kalpana Morparia	☐	☐	☐
1i. Lucio A. Noto	☐	☐	☐
1j. Jacek Olczak	☐	☐	☐
1k. Frederik Paulsen	☐	☐	☐
1l. Robert B. Polet	☐	☐	☐
1m. Dessislava Temperley	☐	☐	☐
1n. Shlomo Yanai	☐	☐	☐

	For	Against	Abstain
The Board of Directors recommends a vote FOR:			
2. Advisory Vote Approving Executive Compensation	☐	☐	☐
The Board of Directors recommends a vote FOR:			
3. 2022 Performance Incentive Plan	☐	☐	☐
The Board of Directors recommends a vote FOR:			
4. Ratification of the Selection of Independent Auditors	☐	☐	☐
The Board of Directors recommends a vote AGAINST:			
5. Shareholder Proposal to phase out all health-hazardous and addictive products produced by Philip Morris International Inc. by 2025	☐	☐	☐

B **Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign this proxy exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE PHILIP MORRIS INTERNATIONAL INC. ATTN: DARLENE QUASHIE HENRY CORPORATE SECRETARY120 PARK AVENUE NEW YORK, NY 10017 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 3, 2022. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PMI2022You may participate in the Meeting solely via the Internet and vote during the Meeting online until the Chairman declares the polls closed. We recommend, however, that you vote before the Meeting even if you plan to participate in the Meeting. You can change your vote during the Meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 3, 2022. Please have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D69454-P67126-Z81874 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.Brant Bonin Bough!!!ForAgainstAbstain1b.André Calantzopoulos!!!1m. Dessislava Temperley!!!1c.Michel Combes!!!1n. Shlomo Yanai!!!1d.Juan José Daboub!!!The Board of Directors recommends a vote FOR:ForAgainstAbstain1e.Werner Geissler!!!2.Advisory Vote Approving Executive Compensation!!!1f.Lisa A. Hook!!!The Board of Directors recommends a vote FOR:ForAgainstAbstain1g.Jun Makihara!!!3.2022 Performance Incentive Plan!!!1h.Kalpana Morparia!!!The Board of Directors recommends a vote FOR:ForAgainstAbstain1i.Lucio A. Noto!!!4.Ratification of the Selection of Independent Auditors!!!1j.Jacek Olczak!!!The Board of Directors recommends a vote AGAINST:ForAgainstAbstain1k.1l.Frederik PaulsenRobert B. Polet!!!!!!5.Shareholder Proposal to phase out all health-hazardous and addictive products produced by Philip Morris International Inc. by 2025!!!

PHILIP MORRIS INTERNATIONAL INC.2022 ANNUAL MEETING OF SHAREHOLDERSWednesday, May 4, 20229:00 A.M. EDTwww.virtualshareholdermeeting.com/PMI2022It is important that your shares are represented at this Meeting, whether or not you attend the Meeting. To make sure your shares are represented, we urge you to complete and mail this proxy card OR vote your shares over the Internet or by telephone in accordance with the instructions provided on the reverse side.Sign Up Today For Electronic DeliveryIf you prefer to receive your future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet, sign up today at www.proxyvote.com.You are cordially invited to join us at the 2022 Virtual Annual Meeting of Shareholders of Philip Morris International Inc. to be held on Wednesday, May 4, 2022, at 9:00 a.m. Eastern Daylight Time. Shareholders will have the same rights and opportunities to participate in our virtual meeting as they would at an in-person meeting. For full transparency, during the Q&A session, which will be publicly webcast, our shareholders will be able to ask questions live, on a first-come, first-served basis. In addition, a full webcast replay will be posted to our Investor Relations website at www.pmi.com/investors for one year following the meeting.The meeting will be hosted solely online at www.virtualshareholdermeeting.com/PMI2022.To participate, you will need to enter the 16-digit control number included on your proxy card, notice of Internet availability of proxy materials, or on the voting instruction form accompanying your proxy materials. For more information, see the instructions set forth in Question 4 in the Questions & Answers section of the proxy statement.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.D69455-P67126-Z81874Philip Morris International Inc.Proxy Solicited on Behalf of the Board of Directors Annual Meeting of Shareholders - May 4, 2022André Calantzopoulos and Darlene Quashie Henry, and each of them, are appointed attorneys, with power of substitution, to vote, as indicated on the matters set forth on the reverse hereof and in their discretion upon such other business as may properly come before the Meeting, all shares of common stock held by the undersigned in Philip Morris International Inc. (the "Company") at the Annual Meeting of Shareholders, which will be held online via a live webcast at 9:00 a.m. EDT, on Wednesday, May 4, 2022, and at all adjournments or postponements thereof. There will be no physical location for shareholders to attend.This proxy when properly executed will be voted as specified. If no specification is made, this proxy will be voted FOR all nominees in Proposal 1, FOR Proposals 2, 3, and 4, and AGAINST Proposal 5.This card also serves to instruct the administrator of the Company's Direct Stock Purchase and Dividend Reinvestment Plan, and the trustee of each such defined contribution plan sponsored by the Company or any of its subsidiaries how to vote shares held for a participant in any such plan. Unless your proxy for your defined contribution plan shares is received by May 1, 2022, the trustee of such defined contribution plan will vote your plan shares in the same proportion as those plan shares for which instructions have been received, unless contrary to law.If you have voted by Internet or telephone, please DO NOT mail back this proxy card.THANK YOU FOR VOTINGContinued and to be signed on reverse side